                         VARIABLE PRODUCTS SERIES FUND
 AllianceBernstein Variable Products Series Fund, Inc.

 Class A Shares

AllianceBernstein VPS

[GRAPHIC]
U.S. Government/High Grade Securities                   [GRAPHIC]
Global Dollar Government Portfolio
    Portfolio
                                                                  [GRAPHIC]
Utility Income Portfolio
[GRAPHIC]
High Yield Portfolio
                                                                  [GRAPHIC]
International Growth Portfolio
[GRAPHIC]
Balanced Shares Portfolio
                                                                  [GRAPHIC]
Small Cap Growth Portfolio
[GRAPHIC]
International Research Growth Portfolio
                                                                  [GRAPHIC]
Real Estate Investment Portfolio
[GRAPHIC]
Global Bond Portfolio
                                                                  [GRAPHIC]
International Value Portfolio
[GRAPHIC]
Americas Government Income Portfolio
                                                                  [GRAPHIC]
Small/Mid Cap Value Portfolio

 Class B Shares


AllianceBernstein VPS

[GRAPHIC]
Money Market Portfolio                               [GRAPHIC]
Global Technology Portfolio

[GRAPHIC]
Large Cap Growth Portfolio                           [GRAPHIC]
Value Portfolio

[GRAPHIC]
Growth and Income Portfolio                          [GRAPHIC]
U.S. Large Cap Blended Style Portfolio

[GRAPHIC]
Growth Portfolio

 This Prospectus describes the Portfolios that are available as underlying investments through your variable contract. For information about your variable contract, including information about insurance-related expenses, see the prospectus for your variable contract which accompanies this Prospectus.

 The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

                                                                  [LOGO]

                                       ALLIANCEBERNSTEIN

                                          Investments




                                                                     Prospectus
                                                                    May 1, 2006

Investment Products Offered
(right triangle) Are Not FDIC Insured
(right triangle) May Lose Value
(right triangle) Are Not Bank Guaranteed

TABLE OF CONTENTS
--------------------------------------------------------------------------------

                                                       Page

SUMMARY INFORMATION...................................   4

RISK SUMMARY..........................................  44

FEES AND EXPENSES OF THE PORTFOLIOS...................  47

INVESTING IN THE PORTFOLIOS...........................  50
How to Buy and Sell Shares............................  50
Distribution Arrangements.............................  50
Payments to Financial Intermediaries..................  50
Frequent Purchases and Redemptions of Portfolio Shares  51
How the Portfolios Value Their Shares.................  52

MORE INFORMATION ABOUT THE PORTFOLIOS AND THEIR
  INVESTMENTS.........................................  53

                                              Page

MANAGEMENT OF THE PORTFOLIOS.................  63

DIVIDENDS, DISTRIBUTIONS AND TAXES...........  71

GLOSSARY OF INVESTMENT TERMS.................  71

FINANCIAL HIGHLIGHTS.........................  73

APPENDIX A--BOND RATINGS..................... A-1

APPENDIX B--GENERAL INFORMATION ABOUT CANADA,
  MEXICO AND BRAZIL.......................... B-1

APPENDIX C--HYPOTHETICAL INVESTMENT AND
  EXPENSE INFORMATION........................ C-1

SUMMARY INFORMATION
--------------------------------------------------------------------------------

This Prospectus begins with a summary of key information about each of the Portfolios of the AllianceBernstein(R) Variable Products Series (VPS) Fund. The Summary describes a Portfolio's objectives, investment strategies, principal risks, and fees. You will find additional information about the Portfolios and their investments beginning on page 51.

PERFORMANCE INFORMATION
This Prospectus offers Class A shares and Class B shares of the Portfolios. This Summary includes a table for each Portfolio showing its average annual returns and a bar chart showing its annual returns. The table and the bar chart provide an indication of the historical risk of an investment in each Portfolio by showing:

.. how the Portfolio's average annual returns for one, five, and ten years (or over the life of the Portfolio) compare to those of a broad-based securities market index; and

.. how the Portfolio's performance changed from year to year over ten years (or over the life of the Portfolio).

                                  PLEASE NOTE

  A Portfolio's past performance, of course, does not necessarily indicate how it will perform in the future.

  As with all investments, you may lose money by investing in the Portfolio.

RISK

                            WHY IS RISK IMPORTANT?

  You should consider risk carefully when investing in a Portfolio. You could put your money in investments that have very little risk (for example, certificates of deposit issued by a bank), but these investments would typically have a lower return than a riskier investment. In other words, you should get a higher return if your investments have more risk.

  We have included a graphic for each Portfolio that shows the Portfolio's risk profile as compared to our other Portfolios. The bar chart for each Portfolio also gives an indication of a Portfolio's overall risk. A Portfolio whose performance as reflected in the bars does not vary significantly from year-to-year is a lower-risk investment. Conversely, a Portfolio with a higher variability of returns is a riskier investment.

This summary lists the principal risks for each Portfolio followed by an explanation of these risks. Generally, each Portfolio has broad risks that apply to all funds, such as market risk, interest rate risk or credit risk, as well as specific risks of investing in particular types of securities, such as foreign (non-U.S.) securities risk, currency risk or small- or mid-capitalization companies risk. The risks of a Portfolio may be increased by the use of borrowing techniques or derivatives, such as futures, options and swaps.

                             WHAT IS MARKET RISK?

  Market risk is the risk that factors affecting the securities markets generally will cause a possibly adverse change in the value of the securities owned by a Portfolio. The value of securities may decline simply because of economic changes or other events that impact large portions of the market. The factors include real or perceived unfavorable market conditions, increases in the rate of inflation, and changes in the general outlook for consumer spending, home sales and mortgage rates, or corporate earnings. All of the Portfolios are subject to this risk.

                          WHAT IS INTEREST RATE RISK?

  Changes in interest rates affect the value of fixed-income securities. If interest rates rise, the prices of these securities fall because to earn the higher rate the fixed principal amount has to be lower. In other words, fixed-income securities' prices and interest rates move in opposite directions. Increases in interest rates will cause a Portfolio's net asset value to decline and, at least in the near term, this decrease in value will not be offset by higher interest income from new investments. This risk is higher for fixed-income securities with longer maturities. Shorter and intermediate-term securities are less sensitive to interest rate changes. The opposite side of the effect of changes in interest rates is that if interest rates fall, the prices of fixed-income securities will increase. You, as an investor, would benefit from decreases in interest rates because your Portfolio's net asset value would increase.

                             WHAT IS CREDIT RISK?

  The issuers of fixed-income securities may default by failing to make interest payments or to repay principal in a timely manner. This is referred to as credit risk. To illustrate, credit risk is virtually non-existent for securities issued by the U.S. government as well as other major non-U.S. countries. Credit risk is higher for fixed-income securities issued by corporations. The degree of credit risk is reflected in credit ratings described below. Securities with higher credit risks (and lower ratings), often referred to as high yield securities or junk bonds, generally pay a higher interest rate to compensate investors for the additional risk.

CREDIT RATINGS
Credit ratings of fixed-income securities measure an issuer's expected ability to pay principal and interest over time. Credit ratings are determined by ratings organizations, such as Standard & Poor's, Moody's or Fitch. A lower rating means there is a greater chance that an issuer will fail to meet its payment obligation or default. The following terms are generally used to describe the credit quality of debt securities depending on the security's credit rating or, if unrated, credit quality as determined by the Adviser:

..  investment grade; or

..  below investment grade ("high yield securities" or "junk bonds")

For a further description of credit ratings, see "Appendix A--Bond Ratings." As noted in Appendix A, the credit rating organizations may modify their ratings of securities to show relative standing within a rating category, with the addition of numerical modifiers (1, 2 or 3) in the case of Moody's, and with the addition of a plus (+) or minus (-) sign in the case of S&P and Fitch, and with the addition of "high" or "low" for Dominion. A Portfolio may purchase a security, regardless of any rating modification, provided the security is rated at or above the Portfolio's minimum rating category. For example, a Portfolio may purchase a security rated B1 by Moody's, or B- by S&P, provided the Portfolio may purchase securities rated B. Any reference to ratings by S&P or Moody's includes equivalent ratings by other ratings agencies.

OTHER INFORMATION
Maturity and Duration

The maturity of a fixed-income security is the date at which the principal amount of the security is payable. As discussed above, fixed-income securities with longer maturities will be more volatile because they are more sensitive to interest rates. To compensate for the increase in risk, however, these securities generally have a higher yield.

Duration measures a bond or portfolio's sensitivity to interest rate changes. It is expressed as a number of years. The higher the number, the greater the risk. Under normal circumstances, for example, if a portfolio has a duration of four years, its value will change 4% if rates change by 1%; a duration of two years will result in a 2% change in value, and so on. Thus, shorter duration bonds result in lower expected volatility.

General

.. The Fund's investment adviser is AllianceBernstein L.P., or the Adviser, a global investment manager providing diversified services to institutions and individuals through a broad line of investments including 120 mutual funds.

.. References to "net assets" mean the assets of a Portfolio after liabilities, plus any borrowings used for investment purposes. In other words, net assets reflects the value of a Portfolio's investments.

.. Portfolios that have a policy to invest at least 80% of their net assets in securities indicated by their name, such as real estate or utility industry securities, will not change this policy without 60 days' prior written notice to shareholders.

AllianceBernstein VPS U.S. Government/High Grade Securities Portfolio
--------------------------------------------------------------------------------

                                    [GRAPHIC]


OBJECTIVE AND PRINCIPAL STRATEGIES:
The Portfolio's investment objective is high current income consistent with preservation of capital.

The Portfolio invests, under normal circumstances, at least 80% of its net assets in U.S. Government or high-grade fixed-income securities rated A or better by S&P and Moody's or equivalent rating. The Portfolio's investments include mortgage-backed securities and repurchase agreements relating to U.S. Government securities. U.S. Government securities in which the Portfolio invests may include a significant amount of securities issued by government-sponsored entities, such as FNMA or FHLMC, which are neither issued nor guaranteed by the U.S. Treasury. The Portfolio also may invest in investment grade corporate and other debt securities.

The Portfolio will not invest in any security rated below BBB- by S&P or Baa3 by Moody's or equivalent rating. The Portfolio may invest in debt securities with a range of maturities from short- to long-term. The Portfolio may enter into derivatives transactions, such as options, futures, forwards, or swap agreements. The Portfolio may also invest in qualifying bank deposits and enter into forward commitments.

The Portfolio expects to engage in active and frequent trading of portfolio securities to achieve its principal investment strategies. A higher rate of portfolio turnover increases brokerage and other transaction expenses, which may negatively affect the Portfolio's performance.

PRINCIPAL RISKS:

..Market Risk          .Inflation Risk
..Interest Rate Risk   . Prepayment Risk
..Credit Risk          .Derivatives Risk

Please see "Risks Summary" for a description of these and other risks of investing in the Portfolio.

The table and bar chart provide an indication of the historical risk of an investment in the Portfolio.

PERFORMANCE TABLE
--------------------------------------------------------------------------------

Average Annual Total Returns
(For the periods ended December 31, 2005)
--------------------------------------------------------------------------------

                                     1 Year 5 Years 10 Years
------------------------------------------------------------
Portfolio                            1.98%   5.03%   5.27%
------------------------------------ ------ ------- --------
Lehman Brothers U.S. Aggregate Index 2.43%   5.87%   6.16%
------------------------------------ ------ ------- --------

BAR CHART
--------------------------------------------------------------------------------

                                    [CHART]


                            Calendar Year End (%)
                            ---------------------
 96     97     98      99    00      01    02    03     04    05
---    ---    ---     ---   ----    ---   ---   ---    ---   ---
2.6    8.7    8.2    -2.5   11.1    7.9   7.8   3.9    3.8   2.0

You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:

Best quarter was up 4.63%, 3rd quarter, 2001; and Worst quarter was down -3.00%, 1st quarter, 1996.

                     (This page intentionally left blank.)

AllianceBernstein VPS High Yield Portfolio
--------------------------------------------------------------------------------

                                    [GRAPHIC]


OBJECTIVE AND PRINCIPAL STRATEGIES:
The Portfolio's investment objective is to earn the highest level of current income available without assuming undue risk by investing principally in high-yielding fixed-income securities rated Baa or lower by Moody's or BBB or lower by S&P or Fitch or, if unrated, of comparable quality as determined by the Adviser. As a secondary objective, the Portfolio seeks capital appreciation.

The Portfolio invests, under normal circumstances, at least 80% of its net assets in high yield fixed-income securities. The Portfolio invests in a diversified mix of high yield, below investment grade fixed-income securities, known as "junk bonds." These securities involve greater volatility of price and risk of principal and income than higher quality debt securities. The Portfolio is managed to maximize total return by taking advantage of market developments, yield disparities, and variations in the creditworthiness of issuers. The Portfolio uses various strategies in attempting to achieve its objective. The Portfolio may invest in fixed-income securities with a range of maturities from short- to long-term.

When the spreads between the yields derived from lower-rated securities and those derived from higher-rated issues are relatively narrow, the Portfolio may invest in the higher-rated issues since they may provide similar yields with somewhat less risk. The Portfolio normally does not invest in securities rated below Caa3 by Moody's or CCC- by S&P or equivalent rating.

The Portfolio may invest up to 25% of its net assets in U.S. Dollar-denominated and up to 20% of its net assets in non-U.S. Dollar-denominated foreign fixed-income securities. The Portfolio may buy and sell foreign currencies or enter into foreign currency exchange contracts principally for the purpose of preserving the value of foreign securities or in anticipation of purchasing foreign securities.

The Portfolio may invest in mortgage-related and other asset-backed securities, forward commitment and when-issued securities, U.S. Government securities, municipal securities, standby-commitments, and may use other investment techniques. The Portfolio may invest, without limit, in derivatives, such as options, futures, forwards, or swap agreements.

PRINCIPAL RISKS:

..Market Risk          .Foreign Risk
..Interest Rate Risk   .Currency Risk
..Credit Risk          .Derivatives Risk
..Inflation Risk       . Liquidity Risk

Please see "Risks Summary" for a description of these and other risks of investing in the Portfolio.

The table and bar chart provide an indication of the historical risk of an investment in the Portfolio.

PERFORMANCE TABLE
--------------------------------------------------------------------------------

Average Annual Total Returns
(For the periods ended December 31, 2005)
--------------------------------------------------------------------------------

                                                   Since
                                  1 Year 5 Years Inception*
-----------------------------------------------------------
Portfolio                         1.78%   6.10%    2.62%
--------------------------------- ------ ------- ----------
Lehman Brothers
High Yield (2% constrained) Index 2.76%   9.12%     N/A
--------------------------------- ------ ------- ----------
Credit Suisse First Boston
High Yield (CSFBHY) Index         2.25%   9.82%    5.91%
--------------------------------- ------ ------- ----------

* Since Inception return information is from October 27, 1997.
BAR CHART
--------------------------------------------------------------------------------

                                    [CHART]

                           Calendar Year End (%)
                           ---------------------
 96     97      98      99     00    01    02     03     04    05
---   -----   -----   ----   ----   ---   ----   ----   ---   ---
N/A    N/A    -3.7    -2.6   -5.2   3.0   -3.0   22.4   8.0   1.8


You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:

Best quarter was up 7.04%, 2nd quarter, 2003; and Worst quarter was down -11.29%, 3rd quarter, 1998.

AllianceBernstein VPS Balanced Shares Portfolio
--------------------------------------------------------------------------------

                                    [GRAPHIC]


OBJECTIVE AND PRINCIPAL STRATEGIES:
The Portfolio's investment objective is total return consistent with reasonable risk, through a combination of income and long-term growth of capital.

The Portfolio invests in a diversified portfolio of equity and fixed-income securities. The percentage of the Portfolio's assets invested in each type of security will vary. Normally, the Portfolio's investments will consist of about 60% in stocks, but stocks may comprise up to 75% of its investments. The Portfolio will not purchase a security if as a result less than 25% of its net assets will be in fixed-income securities. The Portfolio may invest up to 20% of its assets in high yield securities (securities rated below BBB- by Standard & Poor's Rating Services). As an operating policy, the Portfolio will invest no more than 25% of its investments in high yield debt securities in securities rated CCC- or below.

The Adviser depends heavily upon the fundamental analysis and research of its large internal research staff in making investment decisions for the Portfolio. The research staff follows a primary research universe of approximately 500 largely U.S. companies that are significant participants in their particular industries. As one of the largest multi-national investment firms, the Adviser has access to considerable information concerning all of the companies followed, an in-depth understanding of the products, services, markets and competition of these companies and a good knowledge of the managements of most of the companies in its research universe. The Adviser's analysts prepare their own earnings estimates and financial models for each company followed.

In determining a company's intrinsic economic value, the Adviser takes into account many factors that it believes bear on the company's ability to perform in the future, including earnings growth, prospective cash flows, dividend growth and growth in book value. The Adviser then ranks, at least weekly, each of the companies in its research universe in the relative order of disparity between their intrinsic economic value and their stock prices, with companies with the greatest disparities receiving the highest rankings (i.e., being considered the most undervalued). The Adviser anticipates that the Portfolio's portfolio normally will include approximately 45 companies, with substantially all of those companies ranking in the top three deciles of the Adviser's valuation model. Not every security deemed to be undervalued is subsequently purchased by the Portfolio; undervalued securities are further analyzed before being added to the Portfolio's portfolio. The Adviser will use its research capability to help best evaluate the potential rewards and risks of investing in competing undervalued securities. It is the interaction between the Adviser's research capabilities and the disciplined value model's perception of value that determines which securities will be purchased or sold by the Portfolio.

The Adviser recognizes that the perception of what is a "value" stock is relative and the factors considered in determining whether a stock is a "value" stock may, and often will, have differing relative significance in different phases of an economic cycle. Also, at different times, the Portfolio may be attracted to investments in companies with different market capitalizations (i.e., large, mid or small capitalization) or companies engaged in particular types of business (e.g., banks and other financial institutions), although the Portfolio does not intend to concentrate in any particular industries or businesses. The Portfolio's portfolio emphasis upon particular industries or sectors will be a by-product of the stock selection process rather than the result of assigned targets or ranges.

The Portfolio invests in short- and long-term debt securities, including U.S. Government and agency securities and preferred and common stocks in such proportions and of such type as the Adviser deems best adapted to the current economic and market outlooks. The Portfolio also may invest in equity and fixed-income securities of non-U.S. issuers. The Portfolio may enter into derivatives transactions, such as options, futures, forwards, and swap agreements.

Prior to February 1, 2006, the Portfolio was known as AllianceBernstein Total Return Portfolio.

PRINCIPAL RISKS:

..Market Risk          . Allocation Risk
..Interest Rate Risk   .Foreign Risk
..Credit Risk          .Currency Risk

Please see "Risks Summary" for a description of these and other risks of investing in the Portfolio.

The table and bar chart provide an indication of the historical risk of an investment in the Portfolio.

PERFORMANCE TABLE
--------------------------------------------------------------------------------

Average Annual Total Returns
(For the periods ended December 31, 2005)
--------------------------------------------------------------------------------

                                    1 Year 5 Years 10 Years
-----------------------------------------------------------
Portfolio                           3.91%   4.29%    9.21%
----------------------------------- ------ ------- --------
Russell 1000 Value Index*           7.07%   5.28%   10.94%
----------------------------------- ------ ------- --------
Lehman Brothers Government/Credit
Index                               2.35%   6.11%    6.17%
----------------------------------- ------ ------- --------
60% Russell 1000 Value Index/40% LB
Government/Credit Index             5.18%   5.61%    9.03%
----------------------------------- ------ ------- --------

* The Portfolio's benchmark has changed from the S&P 500 Index to the Russell 1000 Value Index. The Adviser believes that the Russell 1000 Value Index more closely approximates the composition of the equity portion of the Portfolio's investments.
BAR CHART
--------------------------------------------------------------------------------

                                    [CHART]

                            Calendar Year End (%)
                            ---------------------
 96     97     98     99    00     01     02     03     04    05
----   ----   ----   ---   ----   ---   -----   ----   ---   ---
15.2   21.1   17.0   6.5   12.5   2.3   -10.6   19.1   9.1   3.9


You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:

Best quarter was up 14.38%, 4th quarter, 1998; and Worst quarter was down -8.50%, 2nd quarter, 2002.

AllianceBernstein VPS International Research Growth Portfolio
--------------------------------------------------------------------------------

                                    [GRAPHIC]


OBJECTIVE AND PRINCIPAL STRATEGIES:
The Portfolio's investment objective is long-term growth of capital.

The Portfolio invests primarily in an international portfolio of equity securities of companies within various market sectors selected by the Adviser for their growth potential. Examples of the types of market sectors into which the Adviser may invest the Portfolio's assets include, but are not limited to, telecommunications, information technology, health care, financial services, infrastructure, energy and natural resources, and consumer growth. A senior industry analyst for each sector is responsible for stock selection within that sector.

The Adviser's International Research Growth Portfolio Oversight Group, in consultation with the research sector heads, is responsible for determining the market sectors into which the Portfolio's assets are invested and the percentage allocation into each sector. The Adviser allocates the Portfolio's investments among the selected market sectors based on its assessment of both current and forecasted investment conditions and opportunities.

Within each sector, stock selection emphasizes investment in companies representing the industry analyst groups' top picks for their respective sectors. The Portfolio invests, under normal circumstances, in the equity securities of companies domiciled in at least three countries (and normally substantially more) other than the United States. The Portfolio invests in securities of companies in both developed and emerging markets countries. The Adviser expects that normally the Portfolio's portfolio will tend to emphasize investments of companies with market capitalizations of at least $3 billion at the time of investment, although the Portfolio may invest in companies with smaller market capitalizations from time to time.

The Adviser depends heavily upon the fundamental analysis and research of its large global equity research team situated in numerous locations around the world. Its global equity analysts follow a research universe of approximately 900 companies outside the U.S. As one of the largest multi-national investment management firms, the Adviser has access to considerable information concerning the companies in its research universe, an in-depth understanding of the products, services, markets and competition of these companies, and a good knowledge of their management. Research emphasis is placed on the identification of companies whose superior prospective earnings growth is not fully reflected in current market valuations.

Geographic distribution of the Portfolio's investments among countries or regions also will be a product of the stock selection process rather than a pre-determined allocation. While the Portfolio may engage in currency hedging programs in periods in which the Adviser perceives extreme exchange rate risk, the Portfolio normally will not make significant use of currency hedging strategies.

The Portfolio may invest in convertible securities, rights or warrants, forward commitments and standby commitment agreements, and depositary receipts. The Portfolio also may enter into derivatives transactions, such as options, futures, forwards, and swap agreements.

Prior to February 1, 2006, the Portfolio was known as AllianceBernstein International Portfolio.

PRINCIPAL RISKS:

..Market Risk    .Currency Risk
..Foreign Risk

Please see "Risks Summary" for a description of these and other risks of investing in the Portfolio.

The table and bar chart provide an indication of the historical risk of an investment in the Portfolio.

PERFORMANCE TABLE
--------------------------------------------------------------------------------

Average Annual Total Returns
(For the periods ended December 31, 2005)
--------------------------------------------------------------------------------

                                   1 Year 5 Years 10 Years
----------------------------------------------------------
Portfolio                          19.16%  3.94%   5.50%
---------------------------------- ------ ------- --------
MSCI AC World ex U.S. Index (net)* 16.62%  6.27%    N/A
---------------------------------- ------ ------- --------
MSCI EAFE Index (net)*             13.54%  4.55%   5.84%
---------------------------------- ------ ------- --------

* The MSCI AC World ex U.S. Index (net) and the MSCI EAFE Index (net) reflect the reinvestment of dividends net of non-U.S. withholding taxes.
BAR CHART
--------------------------------------------------------------------------------

                                    [CHART]

                            Calendar Year End (%)
                            ---------------------
 96    97    98     99      00      01      02     03     04     05
---   ---   ----   ----   -----   -----   -----   ----   ----   ----
7.3   3.3   13.0   40.2   -19.9   -22.4   -15.3   31.6   17.6   19.2


You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:

Best quarter was up 27.15%, 4th quarter, 1999; and Worst quarter was down -22.27%, 3rd quarter, 2002.

AllianceBernstein VPS Global Bond Portfolio
--------------------------------------------------------------------------------

                                    [GRAPHIC]


OBJECTIVE AND PRINCIPAL STRATEGIES:
The Portfolio's investment objective is to provide a high level of return through a combination of current income and capital appreciation by investing in a globally diversified portfolio of high-quality debt securities denominated in the U.S. Dollar and a range of foreign currencies.

The Portfolio invests, under normal circumstances, at least 80% of its net assets in bonds and other fixed-income securities. The Portfolio invests in U.S. Government securities, foreign government or supranational organization debt securities, corporate debt obligations, and commercial paper of banks and bank holding companies. The Portfolio's foreign investments are generally denominated in foreign currencies.

The Portfolio seeks to minimize investment risk by limiting its investments to high-quality fixed-income securities and normally invests in securities rates in the two highest ratings categories. The Portfolio's investments are expected to have an average weighted maturity that varies between one year or less and 10 years.

In the past, fixed-income securities offered by certain foreign governments have provided higher investment returns than U.S. government fixed-income securities. The relative performance of various countries' fixed-income markets historically has reflected wide variations relating to the unique characteristics of each country's economy. Year-to-year fluctuations in certain markets have been significant, and negative returns have been experienced in various markets from time to time. The Adviser believes that investment in a composite of foreign fixed-income markets and in the U.S. government and corporate bond market is less risky than a portfolio invested exclusively in foreign fixed-income securities, and provides investors with more opportunities for attractive total return than a portfolio invested exclusively in U.S. fixed-income securities.

The Portfolio intends to spread risk among the capital markets and normally invests at least 65% of its net assets in fixed-income securities of at least three countries. The Portfolio invests approximately 25% of its net assets in U.S. Dollar-denominated fixed-income securities. The Portfolio invests only in securities of issuers in countries whose governments are deemed stable by the Adviser depending on its evaluation of political and economic conditions affecting a country as well as recent market experience. The percentage of the Portfolio's assets invested in the fixed-income securities of the government of, or a company based in, a particular country or denominated in a particular currency varies depending on the relative yields of the securities, the economies of the countries in which the investments are made and the countries' financial markets, the interest rate climate of these countries and the relationship of the countries' currencies to the U.S. Dollar. Currency is judged on the basis of fundamental economic criteria (e.g., relative inflation levels and trends, growth rate forecasts, balance of payments status, and economic policies) as well as technical and political data.

The Portfolio expects to engage in active and frequent trading of portfolio securities to achieve its principal investment strategies. A higher rate of portfolio turnover increases brokerage and other transaction expenses, which may negatively affect the Portfolio's performance.

For hedging purposes, the Portfolio may enter into forward currency exchange contracts. The Portfolio also may enter into derivatives transactions, such as options, futures, forwards, and swap agreements. The Portfolio is "non-diversified", which means that it invests more of its assets in a smaller number of issuers than many other funds.

PRINCIPAL RISKS:

..Market Risk          .Inflation Risk
..Interest Rate Risk   .Foreign Risk
..Credit Risk          .Currency Risk

Please see "Risks Summary" for a description of these and other risks of investing in the Portfolio.

The table and bar chart provide an indication of the historical risk of an investment in the Portfolio.

PERFORMANCE TABLE
--------------------------------------------------------------------------------

Average Annual Total Returns
(For the periods ended December 31, 2005)
--------------------------------------------------------------------------------

                                    1 Year 5 Years 10 Years
-----------------------------------------------------------
Portfolio                           -7.65%  5.98%   4.48%
----------------------------------- ------ ------- --------
S&P/Citigroup World Government Bond
Index (unhedged)                    -6.88%  6.92%   4.99%
----------------------------------- ------ ------- --------

BAR CHART
--------------------------------------------------------------------------------

                                    [CHART]

                            Calendar Year End (%)
                            ---------------------
 96    97    98     99     00    01    02    03     04    05
---   ---   ----   ----   ---   ----   --   ----   ---   ----
6.2   0.7   14.1   -6.1   1.2   -0.3   17   13.3   9.6   -7.7


You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:

Best quarter was up 10.25%, 2nd quarter, 2002; and Worst quarter was down -4.27%, 1st quarter, 1999.

AllianceBernstein VPS Americas Government Income Portfolio
--------------------------------------------------------------------------------

                                    [GRAPHIC]


OBJECTIVE AND PRINCIPAL STRATEGIES:
The Portfolio's investment objective is to maximize current income, consistent with what the Adviser considers to be prudent investment risk, that is available from a portfolio of debt securities issued or guaranteed by the governments of the United States, Canada, and Mexico, their political subdivisions (including Canadian Provinces, but excluding states of the United States), agencies, instrumentalities or authorities ("Government Securities").

The Portfolio normally invests at least 80% of its net assets in fixed-income securities of issuers located in countries in North, Central, or South America and at least 80% of its net assets in government securities. The Portfolio primarily invests in fixed-income securities issued or guaranteed by: (i) the federal governments of the United States, Canada, and Mexico;
(ii) government-related entities in the United States, Canada, and Mexico; and
(iii) the provincial governments of Canada and Mexico. The Portfolio invests in investment grade securities denominated in the U.S. Dollar, the Canadian Dollar, and the Mexican Peso and expects to maintain at least 25% of its assets in U.S. Dollar denominated securities.

The Adviser will actively manage the Portfolio's assets in relation to market conditions and general economic conditions and adjust the Portfolio's investments in an effort to best enable the Portfolio to achieve its investment objective. Thus, the percentage of the Portfolio's assets invested in a particular country or denominated in a particular currency will vary in accordance with the Adviser's assessment of the relative yield and appreciation potential of such securities and the relationship of the country's currency to the U.S. Dollar. To the extent that its assets are not invested in Government Securities, the Portfolio may invest the balance of its net assets in investment grade fixed-income securities issued by, and denominated in the local currencies of, governments of countries located in Central and South America or any of their political subdivisions, agencies, instrumentalities or authorities, provided that such securities are denominated in their local currencies. The Portfolio limits its investments in fixed-income securities issued by the governmental entities of any one such country to 10% of its net assets. These investments are investment grade securities generally denominated in each country's currency. The Portfolio may invest in fixed-income securities with a range of maturities from short- to long-term.

The Portfolio may use significant borrowings for leverage or may otherwise leverage its assets through, for example, the use of reverse repurchase agreements. The Portfolio may invest in mortgage-related securities and zero coupon securities, variable, floating, and inverse floating rate instruments, and enter into standby commitment agreements and forward commitments. The Portfolio also may enter into derivatives transactions, such as options, futures, forwards, and swap agreements.

PRINCIPAL RISKS:

..Market Risk          .Foreign Risk
..Interest Rate Risk   .Currency Risk
..Credit Risk          . Leverage Risk
.. Inflation Risk

Please see "Risks Summary" for a description of these and other risks of investing in the Portfolio.

The table and bar chart provide an indication of the historical risk of an investment in the Portfolio.

PERFORMANCE TABLE
--------------------------------------------------------------------------------

Average Annual Total Returns
(For the periods ended December 31, 2005)
--------------------------------------------------------------------------------

                                     1 Year 5 Years 10 Years
------------------------------------------------------------
Portfolio                            8.67%   7.06%   8.83%
------------------------------------ ------ ------- --------
Lehman Brothers U.S. Aggregate Index 2.43%   5.87%   6.16%
------------------------------------ ------ ------- --------
Lehman Brothers Intermediate-Term
Government Index                     1.70%   4.82%   5.50%
------------------------------------ ------ ------- --------

BAR CHART
--------------------------------------------------------------------------------

                                    [CHART]

                        Calendar Year End (%)
                        ---------------------
 96     97    98    99    00     01    02     03    04    05
----   ---   ---   ---   ----   ---   ----   ---   ---   ---
18.7   9.6   4.1   8.9   12.4   3.6   11.0   7.4   4.9   8.7


You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:

Best quarter was up 6.58%, 2nd quarter, 2003; and Worst quarter was down -5.14%, 2nd quarter, 2004.

AllianceBernstein VPS Global Dollar Government Portfolio
--------------------------------------------------------------------------------

                                    [GRAPHIC]


OBJECTIVE AND PRINCIPAL STRATEGIES:
The Portfolio's investment objective is to seek a high level of current income. Its secondary investment objective is capital appreciation.

The Portfolio invests, under normal circumstances, at least 80% of its net assets in government securities. The Portfolio invests at least 65% of its net assets in sovereign debt obligations. The Portfolio's investments in sovereign debt obligations will emphasize debt obligations issued by countries in the J.P. Morgan Emerging Markets Bond Index Global, which currently includes approximately 31 countries whose economies are concluded to be developing or emerging from underdevelopment.

The Portfolio also may invest in U.S. and non-U.S. corporate fixed-income securities. The Portfolio invests substantially all of its assets in lower-rated securities or unrated securities of equivalent quality. The Portfolio's investments in sovereign debt obligations and corporate debt securities are U.S. Dollar-denominated. The Portfolio may invest in debt securities with a range of maturities from short- to long-term.

The Portfolio's non-U.S. investments emphasize emerging markets and developing countries. The Portfolio limits its investments in the sovereign debt obligations of any one country to less than 25% of its net assets, although the Portfolio may invest up to 30% of its net assets in the sovereign debt obligations and corporate fixed-income securities of issuers in each of the countries that constitute part of the Portfolio's focus, including Brazil, Mexico, the Philippines, Russia, Turkey and Venezuela. Other countries that the Adviser anticipates will provide investment opportunities for the Portfolio include, among others, Columbia, the Dominican Republic, Ecuador, Lebanon, Malaysia, Panama, Peru, Poland, South Africa and the Ukraine. The Portfolio expects that it will not invest more than 10% of its net assets in any other single foreign country.

The Portfolio may use leverage for investment purposes by entering into transactions such as reverse repurchase agreements and dollar rolls. The Portfolio may invest in fixed and floating rate loans to sovereign debt issuers, structured securities, variable, floating, and inverse floating rate instruments, loan participations and assignments, and may use other investment techniques. The Portfolio may enter into derivatives transactions, such as options, futures, forwards, and swap agreements. The Portfolio also may enter into standby commitment agreements and forward commitments.

PRINCIPAL RISKS:

..Market Risk           . Foreign Risk
..Interest Rate Risk    .Currency Risk
..Credit Risk           .Derivatives Risk
..Inflation Risk        .Leverage Risk
.. Emerging Market Risk

Please see "Risks Summary" for a description of these and other risks of investing in the Portfolio.

The table and bar chart provide an indication of the historical risk of an investment in the Portfolio.

PERFORMANCE TABLE
--------------------------------------------------------------------------------

Average Annual Total Returns
(For the periods ended December 31, 2005)
--------------------------------------------------------------------------------

                      1 Year 5 Years 10 Years
---------------------------------------------
Portfolio              9.62% 15.39%   12.53%
--------------------- ------ ------- --------
JPM EMBI+ Index       11.86% 12.79%   13.62%
--------------------- ------ ------- --------
JPM EMBI Global Index 10.73% 12.26%   12.99%
--------------------- ------ ------- --------

BAR CHART
--------------------------------------------------------------------------------

                                    [CHART]

                         Calendar Year End (%)
                         ---------------------
 96     97     98      99     00     01    02     03     04     05
----   ----   -----   ----   ----   ---   ----   ----   ----   ---
24.9   13.2   -21.7   26.1   14.1   9.4   16.1   33.4   10.1   9.6


You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:

Best quarter was up 16.02%, 4th quarter, 1999; and Worst quarter was down -27.11%, 3rd quarter, 1998.

AllianceBernstein VPS Utility Income Portfolio
--------------------------------------------------------------------------------

                                    [GRAPHIC]


OBJECTIVE AND PRINCIPAL STRATEGIES:
The Portfolio's investment objective is current income and long-term growth of capital.

The Portfolio invests primarily in income-producing equity securities. Under normal circumstances, the Portfolio invests at least 80% of its net assets in securities of companies in the utility industries. The Portfolio invests in securities of utility companies in the electric, telecommunications, gas, and water utility industries. The Portfolio may invest in both U.S. and non-U.S. utility companies, although the Portfolio will limit its investments in issuers in any one non-U.S. country to no more than 15% of its net assets. The Portfolio invests at least 65% of its net assets in income-producing securities, but there is otherwise no limit on the allocation of the Portfolio's investments between equity securities and fixed-income securities. The Portfolio may maintain up to 35% of its net assets in lower-rated securities.

The Portfolio seeks to take advantage of the characteristics and historical performance of securities of utility companies, many of which pay regular dividends and increase their common stock dividends over time. The Portfolio considers a company to be in the utilities industry if, during the most recent twelve-month period, at least 50% of the company's gross revenues, on a consolidated basis, were derived from its utilities activities.

The Portfolio may invest up to 20% of its net assets in equity and fixed-income securities of domestic and non-U.S. corporate and governmental issuers other than utility companies. The Portfolio may enter into derivatives transactions, such as options, futures, forwards, and swap agreements. The Portfolio also may enter into forward commitments and standby commitment agreements.

PRINCIPAL RISKS:

..Market Risk          . Industry/Sector Risk
..Interest Rate Risk   .Foreign Risk
..Credit Risk          .Currency Risk

Please see "Risks Summary" for a description of these and other risks of investing in the Portfolio.

The table and bar chart provide an indication of the historical risk of an investment in the Portfolio.

PERFORMANCE TABLE
--------------------------------------------------------------------------------

Average Annual Total Returns
(For the periods ended December 31, 2005)
--------------------------------------------------------------------------------

                                 1 Year 5 Years 10 Years
--------------------------------------------------------
Portfolio                        16.05%  0.87%   8.85%
-------------------------------- ------ ------- --------
S&P 500 GICS Utilities Composite 16.83% -2.24%   6.79%
-------------------------------- ------ ------- --------

BAR CHART
--------------------------------------------------------------------------------

                                    [CHART]

                            Calendar Year End (%)
                            ---------------------
 96    97     98     99     00      01      02     03     04     05
---   ----   ----   ----   ----   -----   -----   ----   ----   ----
7.9   25.7   23.9   19.4   11.5   -22.5   -22.1   19.9   24.3   16.1



You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:

Best quarter was up 14.55%, 2nd quarter, 2003; and Worst quarter was down -12.44%, 2nd quarter, 2002.

                     (This page intentionally left blank.)

AllianceBernstein VPS International Growth Portfolio
--------------------------------------------------------------------------------

                                    [GRAPHIC]


OBJECTIVE AND PRINCIPAL STRATEGIES:
The Portfolio's investment objective is long-term growth of capital.

The Portfolio invests primarily in an international portfolio of equity securities of companies located in both developed and emerging countries. The Portfolio's investment process relies upon comprehensive fundamental company research produced by the Adviser's large research team of over 40 non-U.S. analysts covering both developed and emerging markets around the globe. Research driving stock selection is the primary driver of the Portfolio's return and all other decisions, such as country allocation, are generally the result of the stock selection process. The Portfolio's portfolio managers and the International Research Growth Portfolio Oversight Group, which are responsible for determining the market sectors into which the Portfolio's assets are invested and the percentage allocation into each sector, use the Adviser's research recommendations to assess investments for the Portfolio. They also consider input from the heads of global sector research with the goal of identifying the most attractive portfolio candidates that display superior earnings growth and reasonable valuations.

The Portfolio Management Team then builds a portfolio concentrated in our best research-driven investment ideas which capitalizes on the insights of our fundamental research within the optimal risk/reward framework. The Portfolio's portfolio consists of approximately 100-130 stocks. The International Research Growth Portfolio Oversight Group regularly reviews the country and sector allocations within the Portfolio to monitor the Portfolio's risk profile and to make appropriate adjustments. The Portfolio invests, under normal circumstances, in the equity securities of companies based in at least three countries (and normally substantially more) other than the United States.

The Portfolio's investments include investments in securities of companies that are established as a result of privatizations of state enterprises. These investments may be in the initial offering of publicly traded equity securities of a government- or state-owned or controlled company or enterprise, through the purchase of securities of a current or former state enterprise following its initial equity offering, or through the privately negotiated purchases of stock or other equity interests in a state enterprise that has not yet conducted an initial equity offering. Because privatizations are integral to a country's economic restructuring, securities sold in initial offerings may be particularly attractive investments since they often are priced attractively to secure the issuer's successful transition to private sector ownership.

The Portfolio also may invest in debt securities and convertible debt securities. The Portfolio may maintain no more than 5% of its net assets in lower-rated securities.

The Portfolio may enter into derivatives transactions, such as options, futures, forwards, and swap agreements. The Portfolio may invest in depositary receipts, make short sales and enter into standby commitment agreements and forward commitments.

Prior to February 1, 2006, the portfolio was known as the AllianceBernstein Worldwide Privatization Portfolio.

PRINCIPAL RISKS:

..Market Risk            . Foreign Risk
..Emerging Market Risk   .Currency Risk

Please see "Risks Summary" for a description of these and other risks of investing in the Portfolio.

The table and bar chart provide an indication of the historical risk of an investment in the Portfolio.

PERFORMANCE TABLE
--------------------------------------------------------------------------------

Average Annual Total Returns
(For the periods ended December 31, 2005)
--------------------------------------------------------------------------------

                                   1 Year 5 Years 10 Years
----------------------------------------------------------
Portfolio                          20.84% 11.29%   11.75%
---------------------------------- ------ ------- --------
MSCI AC World ex U.S. Index (net)* 16.62%  6.27%    N/A
---------------------------------- ------ ------- --------
MSCI World ex U.S. Index (net)*    14.47%  4.92%    6.22%
---------------------------------- ------ ------- --------

* The MSCI World ex U.S. Index (net) and the MSCI World U.S. Index (net)
  reflect the reinvestment of dividends net of non-U.S. withholding taxes.
BAR CHART
--------------------------------------------------------------------------------

                                    [CHART]

                           Calendar Year End (%)
                           ---------------------
 96     97     98     99      00      01     02     03     04     05
----   ----   ----   ----   -----   -----   ----   ----   ----   ----
18.5   10.8   10.8   58.8   -23.0   -17.3   -4.2   43.5   24.3   20.8


You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:

Best quarter was up 34.70%, 4th quarter, 1999; and Worst quarter was down -16.82%, 3rd quarter, 2001.

AllianceBernstein VPS Small Cap Growth Portfolio
--------------------------------------------------------------------------------

                                    [GRAPHIC]


OBJECTIVE AND PRINCIPAL STRATEGIES:
The Portfolio's investment objective is long-term growth of capital.

The Portfolio generally invests in a widely diversified portfolio of equity securities spread among many industries that offer the possibility of above-average earnings growth. Under normal circumstances, the Portfolio invests at least 80% of its net assets in equity securities of smaller companies. For these purposes, "smaller companies" are those that, at the time of investment, fall within the lowest 20% of the total U.S. equity market capitalization (excluding, for purposes of this calculation, companies with market capitalizations of less than $10 million). Because the Portfolio's definition of smaller companies is dynamic, the upper limit on market capitalization will change with the markets. As of December 31, 2005, there were approximately 100 smaller companies, and those smaller companies had market capitalizations ranging up to approximately $3.54 billion. Normally, the Portfolio invests in about 100-125 companies.

The Portfolio invests in any company and industry and in any type of security with potential for capital appreciation. It invests in well-known and established companies and in new and unseasoned companies. The Portfolio's investment policies, which are aggressive, emphasize investments in quality companies that are demonstrating improving fundamentals and favorable earnings momentum. When selecting securities, the Adviser looks for companies that have strong, experienced management teams, strong market positions, and the potential to support above-average earnings growth rates. In making specific investment decisions for the Portfolio, the Adviser will employ a "bottom-up" stock selection process. The Portfolio can periodically invest in the securities of companies that are expected to appreciate due to a development particularly or uniquely applicable to that company regardless of general business conditions or movements of the market as a whole. Because the Portfolio's investment policies are aggressive, an investment in the Portfolio is risky and investors who want assured income or preservation of capital should not invest in the Portfolio.

The Portfolio invests principally in equity securities, but it also invests to a limited degree in non-convertible bonds and preferred stock. The Portfolio invests in listed and unlisted U.S. and non-U.S. securities. The Portfolio may enter into derivatives transactions, such as options, futures, forwards, and swap agreements. The Portfolio also may invest in depositary receipts.

PRINCIPAL RISKS:

..Market Risk           . Foreign Risk
..Capitalization Risk   .Currency Risk

Please see "Risks Summary" for a description of these and other risks of investing in the Portfolio.

The table and bar chart provide an indication of the historical risk of an investment in the Portfolio.

PERFORMANCE TABLE
--------------------------------------------------------------------------------

Average Annual Total Returns
(For the periods ended December 31, 2005)
--------------------------------------------------------------------------------

                                           Since
                          1 Year 5 Years Inception*
---------------------------------------------------
Portfolio                 5.24%   1.34%    3.77%
------------------------- ------ ------- ----------
Russell 2000 Growth Index 4.15%   2.28%    4.69%
------------------------- ------ ------- ----------

* Since Inception return information is from August 15, 1996.
BAR CHART
--------------------------------------------------------------------------------

                                    [CHART]


                            Calendar Year End (%)
                            ---------------------
 96    97     98     99     00      01      02     03     04    05
---   ----   ----   ----   ----   -----   -----   ----   ----   ---
n/a   18.6   -4.5   17.1   -6.1   -12.8   -31.8   48.9   14.6   5.2

You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:

Best quarter was up 25.28%, 4th quarter, 2001; and Worst quarter was down -28.02%%, 3rd quarter, 2001.

AllianceBernstein VPS Real Estate Investment Portfolio
--------------------------------------------------------------------------------

                                    [GRAPHIC]


OBJECTIVE AND PRINCIPAL STRATEGIES:
The Portfolio's investment objective is total return from long-term growth of capital and income.

Under normal circumstances, the Portfolio invests at least 80% of its net assets in "REITs" and other real estate industry companies. The Portfolio invests in real estate companies that the Adviser believes have strong property fundamentals and management teams. The Portfolio seeks to invest in real estate companies whose underlying portfolios are diversified geographically and by property type.

The Portfolio's research and investment process is designed to identify those companies with strong property fundamentals and strong management teams. In selecting real estate equity securities, the Adviser's analysis will focus on determining the degree to which the company involved can achieve sustainable growth in cash flow and dividend-paying capability. The Adviser believes that the primary determinant of this capability is the economic viability of property markets in which the company operates and that the secondary determinant of this capability is the ability of management to add value through strategic focus and operating expertise. The Portfolio will purchase real estate equity securities when, in the judgment of the Adviser, their market price does not adequately reflect this potential. In making this determination, the Adviser will take into account fundamental trends in underlying property markets as determined by proprietary models, site visits conducted by individuals knowledgeable in local real estate markets, price-earnings ratios (as defined for real estate companies), cash flow growth and stability, the relationship between asset value and market price of the securities, dividend-payment history, and such other factors that the Adviser may determine from time to time to be relevant.

The Portfolio may invest in mortgage-backed securities, which are securities that directly or indirectly represent participations in, or are collateralized by and payable from, mortgage loans secured by real property. These securities include mortgage pass-through certificates, real estate mortgage investment conduit certificates ("REMICs") and collateralized mortgage obligations ("CMOs"). The Portfolio also may invest in short-term investment grade debt securities and other fixed-income securities.

The Portfolio may enter into derivatives transactions, including options, futures, forwards and swap agreements. The Portfolio may invest in foreign securities and enter into forward commitments and standby commitment agreements.

PRINCIPAL RISKS:

..Market Risk           .Prepayment Risk
.. Industry/Sector Risk .Foreign Risk
..Interest Rate Risk    .Currency Risk
.. Credit Risk

Please see "Risks Summary" for a description of these and other risks of investing in the Portfolio.

The table and bar chart provide an indication of the historical risk of an investment in the Portfolio.

PERFORMANCE TABLE
--------------------------------------------------------------------------------

Average Annual Total Returns
(For the periods ended December 31, 2005)
--------------------------------------------------------------------------------

                                     Since
                    1 Year 5 Years Inception*
---------------------------------------------
Portfolio           11.67% 19.12%    12.51%
------------------- ------ ------- ----------
NAREIT Equity Index 12.16% 19.08%    12.38%
------------------- ------ ------- ----------

* Since Inception return information is from January 9, 1997.

BAR CHART
--------------------------------------------------------------------------------

                                    [CHART]

                      Calendar Year End (%)
                      ---------------------
 96    97     98     99     00     01     02    03     04      05
---   ---   -----   ----   ----   ----   ---   ----   ----    ----
n/a   n/a   -19.1   -5.1   26.7   10.8   2.6   39.3   35.6    11.7


You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:

Best quarter was up 16.79%, 4th quarter, 2004; and Worst quarter was down -11.50%, 3rd quarter, 1998.

AllianceBernstein VPS International Value Portfolio
--------------------------------------------------------------------------------

                                    [GRAPHIC]


OBJECTIVE AND PRINCIPAL STRATEGIES:
The Portfolio's investment objective is long-term growth of capital.

The Portfolio will invest primarily in a diversified portfolio of equity securities of established companies selected from more than 40 industries and more than 40 developed and emerging market countries. The Portfolio normally invests in companies in at least three countries other than United States. These countries currently include the developed nations in Europe and the Far East, Canada, Australia and emerging market countries worldwide. The Portfolio invests in companies that are determined by the Adviser's Bernstein unit to be undervalued, using a fundamental value approach. In selecting securities for the Portfolio's portfolio, Bernstein uses its fundamental and quantitative research to identify companies whose long-term earnings power is not reflected in the current market price of their securities.

Bernstein's fundamental value approach to equity investing generally defines value as the relationship between a security's current price and its intrinsic economic value, as measured by long-term earnings prospects. In each market, this approach seeks to identify a universe of securities that are considered to be undervalued because they are attractively priced relative to their future earnings power. Accordingly, forecasting corporate earnings, free cash flow and dividend-paying capability is at the heart of the fundamental value approach.

Bernstein's fundamental analysis depends heavily upon its large internal research staff. The research staff begins with a global research universe of approximately 2,500 international and emerging market companies. Teams within the research staff cover a given industry worldwide, to better understand each company's competitive position in a global context.

Bernstein's company and industry analysts develop earnings estimates and financial models for each company analyzed. Bernstein identifies and quantifies the critical variables that influence a business's performance and uses this research insight to forecast each company's long-term prospects and expected returns. As one of the largest multi-national investment firms, the Adviser and its Bernstein unit have global access to considerable information concerning all of the companies followed, an in-depth understanding of the products, services, markets and competition of these companies and a good knowledge of the management of most of the companies in the research universe. A company's financial performance is typically projected over a full economic cycle, including a trough and a peak, within the context of forecasts for real economic growth, inflation and interest rate changes. As a result, forecasts of near-term economic events are generally not of major consequence.

Senior investment professionals, including the Portfolio's portfolio managers, carefully review the research process to ensure that the analysts have appropriately considered key issues facing each company, that forecasts of a company's future are compatible with its history, and that all forecasts use consistent analytic frameworks and economic assumptions.

Once Bernstein has applied its fundamental analysis to determine the intrinsic economic value of each of the companies in its research universe, the companies are ranked in order of the highest to lowest risk-adjusted expected return.

The Portfolio does not simply purchase the top-ranked securities. Rather, Bernstein considers aggregate portfolio characteristics when deciding how much of each security to purchase for the Portfolio. Bernstein's quantitative analysts build valuation and risk models to ensure that the Portfolio's portfolio is constructed to obtain an effective balance of risk and return. By evaluating overall regional, country and currency exposures, sector concentration, degree of undervaluation and other subtle similarities among investments, Bernstein selects those top-ranked securities that also tend to diversify the Portfolio's risk.

A disparity between a company's current stock price and the assessment of intrinsic value can arise, at least in part, as a result of adverse, short-term market reactions to recent events or trends. In order to reduce the risk that an undervalued security will be purchased before such an adverse market reaction has run its course, Bernstein also analyzes relative return trends (also called "momentum") so as to better time new purchases and sales of securities. A security generally will be sold when it reaches fair value.

Currencies can have a dramatic impact on equity returns, significantly adding to returns in some years and greatly diminishing them in others. Currency and equity positions are evaluated separately. Bernstein may seek to hedge the currency exposure resulting from securities positions when it finds the currency exposure unattractive. To hedge a portion of its currency risk, the Portfolio may from time to time invest in currency futures contracts or currency forward currency exchange contracts.

The Portfolio may enter into derivatives transactions, such as options, futures, forwards, and swap agreements. The Portfolio may invest in depositary receipts, instruments of supranational entities denominated in the currency of any country, securities of multinational companies and "semi-governmental securities" and enter into forward commitments.

PRINCIPAL RISKS:

..Market Risk    . Currency Risk
..Foreign Risk   .Emerging Market Risk

Please see "Risks Summary" for a description of these and other risks of investing in the Portfolio.

The table and bar chart provide an indication of the historical risk of an investment in the Portfolio.

PERFORMANCE TABLE
--------------------------------------------------------------------------------

Average Annual Total Returns
(For the periods ended December 31, 2005)
--------------------------------------------------------------------------------

                                 Since
                        1 Year Inception*
-----------------------------------------
Portfolio               16.92%   15.80%
----------------------- ------ ----------
MSCI EAFE Index (net)** 13.54%    6.71%
----------------------- ------ ----------

* Since Inception return information is from May 10, 2001.
**The MSCI EAFE Index (net) reflects the reinvestment of dividends net of non-U.S. withholding taxes.

BAR CHART
--------------------------------------------------------------------------------

                                    [CHART]


                      Calendar Year End (%)
                      ---------------------
 96     97     98      99    00    01    02     03     04    05
---    ---    ---     ---   ---   ---   ----   ----   ----  ----
n/a    n/a    n/a     n/a   n/a   n/a   -5.2   44.4   25.1  16.9

You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:

Best quarter was up 23.95%, 2nd quarter, 2003; and Worst quarter was down -21.73%, 3rd quarter, 2002.

AllianceBernstein VPS Small/Mid Cap Value Portfolio
--------------------------------------------------------------------------------

                                    [GRAPHIC]


OBJECTIVE AND PRINCIPAL STRATEGIES:
The Portfolio's investment objective is long-term growth of capital.

The Portfolio invests primarily in a diversified portfolio of equity securities of small- to mid-capitalization U.S. companies, generally representing 60 to 110 companies. For purposes of this policy, "small- to mid-capitalization companies" are those that, at the time of investment, fall within the capitalization range between the smallest company in the Russell 2500/TM/ Value Index and the greater of $5 billion or the market capitalization of the largest company in the Russell 2500/TM/ Value Index. Under normal circumstances, the Portfolio will invest at least 80% of its net assets in these types of securities. The Portfolio invests in companies that are determined by the Adviser to be undervalued, using its Bernstein unit's fundamental value approach. In selecting securities for the Portfolio's portfolio, Bernstein uses its fundamental research to identify companies whose long-term earnings power is not reflected in the current market price of their securities.

Because the Portfolio's definition of small- to mid-capitalization companies is dynamic, the lower and upper limits on market capitalization will change with the markets. As of December 31, 2005, there were approximately 1,700 small- to mid-capitalization companies, representing a market capitalization range from nearly $40 million to approximately $11 billion.

Bernstein's fundamental value approach to equity investing generally defines value as the relationship between a security's current price and its intrinsic economic value, as measured by long-term earnings prospects. In making investment decisions for the Portfolio, the Adviser depends heavily on Bernstein's fundamental analysis and the research of its large internal research staff. These investment decisions are the result of the multi-step process described below.

Bernstein's analysts cover a primary research universe of approximately 1,200 largely domestic smaller companies. From this universe, Bernstein, on a daily basis, applies a quantitative screening process that examines a number of factors, such as the price-to-earnings ratio and price-to-book ratio to target approximately 300 companies for further analysis by the research staff and the Portfolio's portfolio managers. Bernstein then develops earnings estimates and financial models for companies within this targeted group.

Forecasting corporate earnings and dividend-paying capability is at the heart of the fundamental value approach. The research staff identifies and quantifies the critical variables that control a business's performance and uses this research insight to forecast the company's long-term prospects and expected returns. As one of the largest multi-national investment firms, the Adviser and its Bernstein unit have access to considerable information concerning all of the companies followed. Bernstein's research analysts develop an in-depth understanding of the products, services, markets and competition of those companies considered for purchase. Analysts also develop a good knowledge of the management of those companies. A company's future earnings are typically projected over a full economic cycle, including a trough and a peak, within the context of forecasts for real economic growth, inflation and interest rate changes. As a result, forecasts of near-term economic events are generally not of major consequence.

The Portfolio's portfolio managers carefully review the research process to be sure that the analysts have appropriately considered key issues facing each company, that forecasts of a company's future are compatible with its history, and that all forecasts use consistent analytic frameworks and economic assumptions.

The Portfolio's portfolio managers, in consultation with the research analysts, also consider aggregate portfolio characteristics when deciding whether to purchase a particular security for the Portfolio. Bernstein seeks to manage overall Portfolio volatility relative to the universe of companies that comprise the lowest 20% of the total U.S. market capitalization by favoring promising securities that offer the best balance between return and targeted risk. At times, the Portfolio may favor or disfavor a particular sector compared to that universe of companies.

To the extent that companies involved in certain sectors may from time to time constitute a material portion of the universe of companies that comprise the lowest 20% of the total U.S. market capitalization, such as financial services and consumer services, the Portfolio may also invest significantly in these companies.

A disparity between a company's current stock price and Bernstein's assessment of intrinsic value can arise, at least in part, as a result of adverse, short-term market reactions to recent events or trends. To reduce the risk that an undervalued security will be purchased before such an adverse market reaction has run its course, Bernstein also monitors analysts' earnings-estimate revisions and relative return trends (also called "momentum") so as to better time new purchases and sales of securities. A security generally will be sold when it reaches fair value on a risk-adjusted basis. Typically, growth in the size of a company's market capitalization relative to other domestically traded companies will not cause the Portfolio to dispose of the security.

The Portfolio may enter into derivatives transactions, such as options, futures, forwards, and swap agreements. The Portfolio may invest in securities issued by non-U.S. companies and convertible securities and enter into forward commitments.

Prior to May 2, 2005, the Portfolio was known as AllianceBernstein Small Cap Value Portfolio.

PRINCIPAL RISKS:

..Market Risk           .Currency Risk
..Capitalization Risk   .Derivatives Risk
..Foreign Risk

Please see "Risks Summary" for a description of these and other risks of investing in the Portfolio.

The table and bar chart provide an indication of the historical risk of an investment in the Portfolio.

PERFORMANCE TABLE
--------------------------------------------------------------------------------

Average Annual Total Returns
(For the periods ended December 31, 2005)
--------------------------------------------------------------------------------

                                  Since
                         1 Year Inception*
------------------------------------------
Portfolio                6.91%    14.61%
------------------------ ------ ----------
Russell 2500 Value Index 7.74%    13.50%
------------------------ ------ ----------
Russell 2500 Index       8.11%     9.72%
------------------------ ------ ----------

* Since Inception return information is from May 2, 2001.

BAR CHART
--------------------------------------------------------------------------------

                                    [CHART]


                        Calendar Year End (%)
                        ---------------------
 96      97    98      99    00    01    02     03      04     05
---     ---   ---     ---   ---   ---   ----   ----    ----   ---
n/a     n/a   n/a     n/a   n/a   n/a   -6.2   41.3    19.3   6.9

You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:

Best quarter was up 20.35%, 2nd quarter, 2003; and Worst quarter was down -20.32%, 3rd quarter, 2002.

AllianceBernstein VPS Money Market Portfolio
--------------------------------------------------------------------------------

                                    [GRAPHIC]


OBJECTIVE AND PRINCIPAL STRATEGIES:
The Portfolio's investment objective is maximum current income to the extent consistent with safety of principal and liquidity.

The Portfolio is a "money market fund" that seeks to maintain a stable net asset value of $1.00 per share. The Portfolio invests in a portfolio of high-quality, U.S. dollar-denominated money market securities.

As a money market fund, the Portfolio must meet the requirements of the SEC Rule 2a-7. The Rule imposes strict requirements on the investment quality, maturity, and diversification of the Portfolio's investments. Currently, under Rule 2a-7, the Portfolio's investments must have a remaining maturity of no more than 397 days and its investments must maintain an average weighted maturity that does not exceed 90 days.

The Portfolio may invest in:

.. marketable obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities;

.. certificates of deposit and bankers' acceptances issued or guaranteed by, or time deposits maintained at, banks or savings and loan associations (including foreign branches of U.S. banks or U.S. or foreign branches of foreign banks) having net assets of more than $500 million;

.. high-quality commercial paper (or, if not rated, commercial paper determined by the Adviser to be of comparable quality) issued by U.S. or foreign companies and participation interests in loans made to companies that issue such commercial paper;

..  adjustable rate obligations;

..  asset-backed securities;

.. restricted securities (i.e., securities subject to legal or contractual restrictions on resale); and

..  repurchase agreements that are fully collateralized.

The Portfolio may invest up to 25% of its net assets in money market instruments issued by foreign branches of foreign banks. The Portfolio limits its investment in illiquid securities to 10% of its net assets. Illiquid securities include restricted securities, except restricted securities determined by the Adviser to be liquid in accordance with procedures adopted by the Fund's Board of Directors.

PRINCIPAL RISKS:

..Interest Rate Risk   .Credit Risk

Please see "Risks Summary" for a description of these and other risks of investing in the Portfolio.

The table and bar chart provide an indication of the historical risk of an investment in the Portfolio.

PERFORMANCE TABLE
--------------------------------------------------------------------------------

Average Annual Total Returns
(For the periods ended December 31, 2005)
--------------------------------------------------------------------------------

                           Since
          1 Year 5 Years Inception*
-----------------------------------
Portfolio 2.10%   1.39%    2.32%
--------- ------ ------- ----------

* Since Inception return information is from June 16, 1999.

You may obtain the most current seven-day yield information of the Portfolio by calling 800-221-9513 or your financial intermediary.

BAR CHART
--------------------------------------------------------------------------------

                                    [CHART]


                       Calendar Year End (%)
                       ---------------------
 96      97    98      99    00    01    02    03     04    05
---     ---   ---     ---   ---   ---   ---   ---    ---   ---
n/a     n/a   n/a     n/a   5.7   3.3   0.9   0.3    0.5   2.1


You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:

Best quarter was up 1.45%, 3rd quarter 2000; and Worst quarter was up 0.04%, 4th quarter, 2003.

                     (This page intentionally left blank.)

AllianceBernstein VPS Large Cap Growth Portfolio
--------------------------------------------------------------------------------

                                    [GRAPHIC]


OBJECTIVE AND PRINCIPAL STRATEGIES:
The Portfolio's investment objective is long-term growth of capital.

The Portfolio invests primarily in the equity securities of a limited number of large, carefully selected, high-quality U.S. companies. The Adviser tends to focus on those companies that have strong management, superior industry positions, excellent balance sheets, and superior earnings growth prospects.

The Portfolio has historically invested the majority of its assets in the common stocks of large-capitalization companies. Under normal circumstances, the Portfolio will invest at least 80% of its net assets in common stocks of large-capitalization companies. For these purposes, "large-capitalization companies" are those that, at the time of investment, have market capitalizations within the range of market capitalizations of companies appearing in the Russell 1000(R) Growth Index. While the market capitalizations of companies in the Russell 1000(R) Growth Index ranged from approximately $952 million to approximately $368 billion as of March 31, 2006, the Portfolio normally will invest in common stocks of companies with market capitalizations of at least $5 billion at the time of purchase.

Normally, the Portfolio invests in about 40-60 companies, with the 25 most highly regarded of these companies usually constituting approximately 70% of the Portfolio's net assets. The Portfolio is thus atypical from most equity mutual funds in its focus on a relatively small number of intensively researched companies. The Portfolio is designed for those seeking to accumulate capital over time with less volatility than that associated with investment in smaller companies.

In managing the Portfolio, the Adviser seeks to utilize market volatility judiciously (assuming no change in company fundamentals), striving to capitalize on apparently unwarranted price fluctuations, both to purchase or increase positions on weakness and to sell or reduce overpriced holdings. The Portfolio normally remains nearly fully invested and does not take significant cash positions for market timing purposes. During market declines, while adding to positions in favored stocks, the Portfolio tends to become somewhat more aggressive, gradually reducing the number of companies represented in its portfolio. Conversely, in rising markets, while reducing or eliminating fully valued positions, the Portfolio tends to become somewhat more conservative, gradually increasing the number of companies represented in its portfolio. Through this process, the Adviser tends to add to positions on price weakness and sell into price strength, all else being equal and assuming company fundamentals are intact. The Adviser uses this active management strategy to attempt to add incremental performance while seeking to mitigate risk by enforcing a buy low, sell high discipline.

The Portfolio may invest in synthetic foreign equity securities and depositary receipts. The Portfolio also may enter into derivatives transactions, such as option, futures, forwards, and swap agreements.

Prior to May 2, 2005, the Portfolio was known as AllianceBernstein Premier Growth Portfolio.

PRINCIPAL RISKS:

..Market Risk   .Focused Portfolio Risk

Please see "Risks Summary" for a description of these and other risks of investing in the Portfolio.

The table and bar chart provide an indication of the historical risk of an investment in the Portfolio.

PERFORMANCE TABLE
--------------------------------------------------------------------------------

Average Annual Total Returns
(For the periods ended December 31, 2005)
--------------------------------------------------------------------------------

                                           Since
                          1 Year 5 Years Inception*
---------------------------------------------------
Portfolio                 14.89% -2.59%    -2.92%
------------------------- ------ ------- ----------
Russell 1000 Growth Index  5.26% -3.58%    -4.27%
------------------------- ------ ------- ----------
S&P 500 Index              4.91%  0.54%    -0.20%
------------------------- ------ ------- ----------

* Since Inception return information is from July 14, 1999.
BAR CHART
--------------------------------------------------------------------------------

                                    [CHART]


                     Calendar Year End (%)
                     ---------------------
 96    97    98    99     00      01      02     03     04    05
---   ---   ---   ---   -----   -----   -----   ----   ---   ----
n/a   n/a   n/a   n/a   -16.8   -17.4   -30.8   23.4   8.3   14.9


You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:

Best quarter was up 14.73%, 4th quarter, 2001; and Worst quarter was down -18.88%, 3rd quarter, 2001.

AllianceBernstein VPS Growth and Income Portfolio
--------------------------------------------------------------------------------

                                    [GRAPHIC]


OBJECTIVE AND PRINCIPAL STRATEGIES:
The Portfolio's investment objective is long-term growth of capital.

The Portfolio invests primarily in the equity securities of U.S. companies that the Adviser believes are undervalued. The Adviser believes that, over time, a company's stock price will come to reflect its intrinsic economic value. The Adviser uses a disciplined investment process to evaluate the companies in the Adviser's extensive research universe and to identify the stocks of companies that offer the best combination of value and potential for price appreciation. The Portfolio may invest in companies of any size and in any industry.

The Adviser depends heavily upon the fundamental analysis and research of its large internal research staff in making investment decisions for the Portfolio. The research staff follows a primary research universe of approximately 500 largely U.S. companies that are significant participants in their particular industries. As one of the largest multi-national investment firms, the Adviser has access to considerable information concerning all of the companies followed, an in-depth understanding of the products, services, markets and competition of these companies and a good knowledge of the managements of most of the companies in its research universe. The Adviser's analysts prepare their own earnings estimates and financial models for each company followed.

In determining a company's intrinsic economic value, the Adviser takes into account many factors that it believes bear on the company's ability to perform in the future, including earnings growth, prospective cash flows, dividend growth and growth in book value. The Adviser then ranks, at least weekly, each of the companies in its research universe in the relative order of disparity between their intrinsic economic value and their stock prices, with companies with the greatest disparities receiving the highest rankings (i.e., being considered the most undervalued). The Adviser anticipates that the Portfolio's portfolio normally will include approximately 65 companies, with substantially all of those companies ranking in the top three deciles of the Adviser's valuation model. Not every security deemed to be undervalued is subsequently purchased by the Portfolio; undervalued securities are further analyzed before being added to the Portfolio's portfolio. The Adviser will use its research capability to help best evaluate the potential rewards and risks of investing in competing undervalued securities. It is the interaction between the Adviser's research capabilities and the disciplined value model's perception of value that determines which securities will be purchased or sold by the Portfolio.

The Adviser recognizes that the perception of what is a "value" stock is relative and the factors considered in determining whether a stock is a "value" stock may, and often will, have differing relative significance in different phases of an economic cycle. Also, at different times, the Portfolio may be attracted to investments in companies with different market capitalizations (i.e., large, mid or small capitalization) or companies engaged in particular types of business (e.g., banks and other financial institutions), although the Portfolio does not intend to concentrate in any particular industries or businesses. The Portfolio's portfolio emphasis upon particular industries or sectors will be a by-product of the stock selection process rather than the result of assigned targets or ranges.

The Portfolio also invests in high-quality securities of non-U.S. issuers. The Portfolio may enter into derivatives transactions, such as options, futures, forwards, and swap agreements.

PRINCIPAL RISKS:

..Market Risk            .Foreign Risk
..Industry/Sector Risk   .Currency Risk

Please see "Risks Summary" for a description of these and other risks of investing in the Portfolio.

The table and bar chart provide an indication of the historical risk of an investment in the Portfolio.

PERFORMANCE TABLE
--------------------------------------------------------------------------------

Average Annual Total Returns
(For the periods ended December 31, 2005)
--------------------------------------------------------------------------------

                                          Since
                         1 Year 5 Years Inception*
--------------------------------------------------
Portfolio                4.60%   3.67%    5.07%
------------------------ ------ ------- ----------
Russell 1000 Value Index 7.05%   5.28%    4.32%
------------------------ ------ ------- ----------

* Since Inception return information is from June 1, 1999.

BAR CHART
--------------------------------------------------------------------------------

                                    [CHART]


                    Calendar Year End (%)
                    ---------------------
 96    97    98    99    00     01     02     03     04     05
---   ---   ---   ---   ----   ---   -----   ----   ----   ---
n/a   n/a   n/a   n/a   13.6   0.2   -22.3   32.2   11.2   4.6


You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:

Best quarter was up 17.52%, 2nd quarter, 2003; and Worst quarter was down -17.79%, 3rd quarter, 2002.

AllianceBernstein VPS Growth Portfolio
--------------------------------------------------------------------------------

                                    [GRAPHIC]


OBJECTIVE AND PRINCIPAL STRATEGIES:
The Portfolio's investment objective is long-term growth of capital.

The Portfolio seeks to achieve its objective by investing primarily in equity securities of companies with favorable earnings outlooks and whose long-term growth rates are expected to exceed that of the U.S. economy over time. The Portfolio emphasizes investments in large- and mid-cap companies. Investment selections are made from a universe of more than 500 covered securities. The Portfolio has the flexibility to invest across the capitalization spectrum reflecting the full scope of the Adviser's internal research.

The Portfolio may enter into derivatives transactions, such as options, futures, or forwards agreements. The Portfolio may invest in zero coupon securities and payment-in-kind bonds, depositary receipts, and asset-backed securities. The Portfolio also may enter into forward commitments.

PRINCIPAL RISKS:

..Market Risk   .Capitalization Risk

Please see "Risks Summary" for a description of these and other risks of investing in the Portfolio.

The table and bar chart provide an indication of the historical risk of an investment in the Portfolio.

PERFORMANCE TABLE
--------------------------------------------------------------------------------

Average Annual Total Returns
(For the periods ended December 31, 2005)
--------------------------------------------------------------------------------

                                             Since
                            1 Year 5 Years Inception*
-----------------------------------------------------
Portfolio                   11.64% -1.16%    -0.46%
--------------------------- ------ ------- ----------
Russell 3000 Growth Index**  5.17% -3.15%    -3.39%
--------------------------- ------ ------- ----------
S&P 500 Stock Index          4.91%  0.54%     0.09%
--------------------------- ------ ------- ----------
Russell 3000 Index           6.13%  1.58%     1.28%
--------------------------- ------ ------- ----------

* Since Inception return information is from June 1, 1999.
**The Portfolio's benchmark has changed from the Russell 3000 Index to the Russell 3000 Growth Index. The Adviser believes that the Russell 3000 Growth Index more closely approximates the Portfolio's investments.

BAR CHART
--------------------------------------------------------------------------------

                                    [CHART]


            Calendar Year End (%)

 96    97    98    99     00      01      02     03     04      05
---   ---   ---   ---   -----   -----   -----   ----   ----    ----
n/a   n/a   n/a   n/a   -17.8   -23.7   -28.3   34.7   14.5    11.6


You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:

Best quarter was up 16.33%, 4th quarter, 2001; and Worst quarter was down -23.13%, 1st quarter, 2001.

AllianceBernstein VPS Global Technology Portfolio
--------------------------------------------------------------------------------

                                    [GRAPHIC]


OBJECTIVE AND PRINCIPAL STRATEGIES:
The Portfolio's investment objective is long-term growth of capital.

The Portfolio invests primarily in securities of companies expected to benefit from technological advances and improvements (i.e., companies that use technology extensively in the development of new or improved products or processes). The Portfolio will normally invest at least 80% of its net assets in the securities of these companies. The Portfolio invests in a global portfolio of securities issued by U.S. and non-U.S. companies selected for their capital appreciation potential. The Adviser adjusts the Portfolio's exposure to particular national economies based on its perception of the most favorable markets and issuers. The percentage of the Portfolio's assets invested in securities of companies in a particular country or denominated in a particular currency varies in accordance with the Adviser's assessment of the appreciation potential of such securities.

The Portfolio may invest in any company and industry and in any type of security with potential for capital appreciation. It invests in well-known, established companies as well as new or unseasoned companies. The Portfolio normally invests substantially all its assets in equity securities, but it also may invest in debt securities offering an opportunity for price appreciation. The Portfolio will invest in listed and unlisted securities. The Portfolio also may invest in U.S. Government and foreign government securities. The Portfolio may seek income by writing listed call options.

The Portfolio may invest in depository receipts, including ADRs, EDRs, GDRs or other securities representing securities of companies based in countries other than the United States. The Portfolio also may invest in international warrants and synthetic foreign equity securities, referred to as "local access products," "participation notes" or "low exercise price warrants." The Portfolio may enter into derivatives transactions such as options, futures, forward, or swap agreements.

PRINCIPAL RISKS:

..Market Risk            .Emerging Market Risk
..Industry/Sector Risk   .Currency Risk
..Foreign Risk           .Capitalization Risk

Please see "Risks Summary" for a description of these and other risks of investing in the Portfolio.

The table and bar chart provide an indication of the historical risk of an investment in the Portfolio.

PERFORMANCE TABLE
--------------------------------------------------------------------------------

Average Annual Total Returns
(For the periods ended December 31, 2005)
--------------------------------------------------------------------------------

                                             Since
                            1 Year 5 Years Inception*
-----------------------------------------------------
Portfolio                   3.65%  -7.44%    -4.32%
--------------------------- ------ ------- ----------
MSCI World IT Index (net)** 4.81%  -7.19%    -8.26%
--------------------------- ------ ------- ----------
MSCI World Index (net)**    9.49%   2.18%     1.98%
--------------------------- ------ ------- ----------
NASDAQ Composite Index      1.37%  -2.25%    -3.45%
--------------------------- ------ ------- ----------

* Since Inception return information is from September 22, 1999.
**The MSCI World IT Index (net) and the MSCI World Index (net) reflect the reinvestment of dividends net of non-U.S. withholding taxes.


BAR CHART
--------------------------------------------------------------------------------

                                    [CHART]


                     Calendar Year End (%)
                     ---------------------
 96   97     98   99      00      01      02     03     04    05
---   ---   ---   ---   -----   -----   -----   ----   ---   ---
n/a   n/a   n/a   n/a   -21.7   -25.5   -41.8   43.8   5.1   3.7


You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:

Best quarter was up 34.19%, 4th quarter, 2001; and Worst quarter was down -35.23%, 3rd quarter, 2001.

AllianceBernstein VPS Value Portfolio
--------------------------------------------------------------------------------

                                    [GRAPHIC]


OBJECTIVE AND PRINCIPAL STRATEGIES:
The Portfolio's investment objective is long-term growth of capital.

The Portfolio invests primarily in a diversified portfolio of equity securities of U.S. companies, generally representing at least 125 companies, with relatively large market capitalizations that the Adviser believes are undervalued. The Portfolio invests in companies that are determined by the Adviser to be undervalued, using the fundamental value approach of the Adviser's Bernstein unit. In selecting securities for the Portfolio's portfolio, Bernstein uses its fundamental and quantitative research to identify companies whose long-term earnings power and dividend-paying capability are not reflected in the current market price of their securities.

This approach to equity investing generally defines value as the relationship between a security's current price and its intrinsic economic value, as measured by earnings power and dividend-paying capability. The Adviser relies heavily on the fundamental research and analysis of Bernstein's large internal research staff in making investment decisions for the Portfolio. These investment decisions are the result of the multi-step process described below.

The fundamental value approach seeks to identify a universe of securities that are considered to be undervalued because they are attractively priced relative to their future earnings power and dividend-paying capability. Bernstein's company and industry analysts cover a research universe of approximately 650 companies, representing approximately 90% of the capitalization of the Russell 1000(TM) Value Index.

The research staff identifies and quantifies the critical variables that influence a business's performance and uses this research insight to forecast each company's long-term prospects. As one of the largest multi-national investment firms, the Adviser and its Bernstein unit have access to considerable information concerning all of the companies followed and the staff meets regularly with the management, suppliers, clients and competitors of companies in the Portfolio. As a result, analysts have an in-depth understanding of the products, services, markets and competition of these companies and a good knowledge of the management of most of the companies in the research universe. A company's financial performance is typically projected over a full economic cycle, including a trough and a peak, within the context of forecasts for real economic growth, inflation and interest rate changes.

A committee composed of senior investment professionals, including the Portfolio's senior managers, reviews the research process to ensure that the analysts have appropriately considered the key issues facing each company, that forecasts of a company's future are compatible with its history and that all forecasts use consistent analytic frameworks and economic assumptions.

For each company in the research universe, Bernstein relates the present value of the company's future free cash flow, as forecasted by Bernstein's analysts, to the current price of the company's stock. Using a dividend discount model and solving for the internal rate of return, Bernstein ranks the securities from highest to lowest. Next Bernstein considers aggregate portfolio characteristics and risk diversification to decide how much of each security to purchase for the Portfolio. By evaluating overall sector concentration, capitalization distribution, leverage, degree of undervaluation and other factors, Bernstein selects securities on a risk-adjusted basis to manage overall Portfolio volatility. The Portfolio will tend to overweight stocks selected in the top half of the final ranking and will tend to minimize stocks in the bottom half, subject to overall risk diversification.

The degree to which a security is attractive can change as a result of adverse, short-term market reactions to recent events or trends. Negative analysts' earnings-estimate revisions and relative return trends (also called "momentum") tend to reflect deterioration in a company's operating results and often signal poor performance to come; positive revisions and return trends tend to reflect fundamental improvements and positive performance ahead. Bernstein monitors these factors so as to better time purchases and sales of securities. A security generally will be sold when it reaches fair value on a risk-adjusted basis.

The Portfolio may enter into derivatives transactions, such as options, futures, forwards, and swap agreements. The Portfolio may invest in securities issued by non-U.S. companies and convertible securities and enter into forward commitments.

PRINCIPAL RISKS:

..Market Risk    . Currency Risk
..Foreign Risk   .Derivatives Risk

Please see "Risks Summary" for a description of these and other risks of investing in the Portfolio.

The table and bar chart provide an indication of the historical risk of an investment in the Portfolio.

PERFORMANCE TABLE
--------------------------------------------------------------------------------

Average Annual Total Returns
(For the periods ended December 31, 2005)
--------------------------------------------------------------------------------

                                  Since
                         1 Year Inception*
------------------------------------------
Portfolio                5.48%    6.58%
------------------------ ------ ----------
Russell 1000 Value Index 7.05%    5.74%
------------------------ ------ ----------

* Since Inception return information is from May 1, 2001.

BAR CHART
--------------------------------------------------------------------------------

                                    [CHART]


                    Calendar Year End (%)
                    ---------------------
 96    97     98    99    00    01     02     03      04     05
---   ---    ---   ---   ---   ---   -----   ----    ----   ---
n/a   n/a    n/a   n/a   n/a   n/a   -13.0   28.5    13.4   5.5


You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:

Best quarter was up 16.25%, 2nd quarter, 2003; and Worst quarter was down -18.10%, 3rd quarter, 2002.

AllianceBernstein VPS U.S. Large Cap Blended Style Portfolio
--------------------------------------------------------------------------------

                                    [GRAPHIC]


OBJECTIVE AND PRINCIPAL STRATEGIES:
The Portfolio's investment objective is long-term growth of capital.

The Portfolio invests primarily in the equity securities of U.S. companies. Under normal circumstances, the Portfolio will invest at least 80% of its net assets in large capitalization companies. Large capitalization companies are companies with market capitalization at the time of investment within the range of the market capitalization of companies included in the Russell 1000(TM) Index. In managing the Portfolio, the Adviser diversifies the investment portfolio between the growth and value equity investment styles. The Adviser selects growth and value equity securities by drawing from its fundamental growth and value investment disciplines to construct a single, unified investment portfolio, efficiently diversified between the growth and value equity investment styles. Through this process, the Adviser seeks to provide the highest level of long-term return given the associated levels of risk.

Within each investment discipline, the Adviser draws on the capabilities of separate investment teams. The growth stocks in the portfolio are selected by the Growth Equities team. This team emphasizes equity securities of a limited number of large, carefully selected, high-quality U.S. companies that are judged likely to achieve superior earnings growth.

The Large Cap Growth investment process relies heavily upon the fundamental analysis and research of the Adviser's large internal growth research staff, which generally follows a primary research universe of more than 500 companies that have strong management, superior industry positions, excellent balance sheets and superior earnings growth prospects. As one of the largest multi-national investment firms, the Adviser has access to considerable information concerning all of these companies, including an in-depth understanding of their products, services, markets and competition, as well as a good knowledge of the management of most of those companies.

The Adviser's analysts prepare their own earnings estimates and financial models for each company followed. Research emphasis is placed on identifying companies whose substantially above average prospective earnings growth is not fully reflected in current market valuations. The Adviser expects the average market capitalization of the growth stocks selected for inclusion in the portfolio normally to be in the range, or in excess, of the average market capitalization of companies included in the S&P 500 Index.

The Value Equities team selects the value stocks used in this portfolio. This team selects stocks using a fundamental value approach to identify securities that are undervalued. This approach to equity investing generally defines value by reference to the relationship between a security's current price and its intrinsic economic value, as measured by earnings power and dividend-paying capability.

The Value Equities team relies on its large internal value research staff of company and industry analysts to follow a research universe of approximately 700 companies with larger capitalizations. For each company in the research universe, the present value of the company's future cash flow, as forecast by its analysts, is compared to the current price of the company's stock.

The value research staff identifies and quantifies the critical variables that influence a business's performance, analyzes the results in order to forecast each company's long-term prospects and meets regularly with company management, suppliers, clients and competitors. As a result, analysts have an in-depth understanding of the products, services, markets and competition of these companies and a good knowledge of the management of most of the companies in the research universe. A committee composed of senior investment professionals reviews the research process to confirm that the analysts have appropriately considered the key issues facing each company, that forecasts of a company's future are compatible with its history, and that all forecasts use consistent analytic frameworks and economic assumptions.

The portfolio construction process is designed to develop a single portfolio, efficiently diversified between the growth and value equity investment styles, that seeks to provide the highest level of long-term return given the associated levels of risk. The process begins with the identification of the most attractive growth and value stocks from the Large Cap Growth and Large Cap Value research teams. The Adviser, using the investment process described above, ranks each of the stocks in the Large Cap Growth universe and the Large Cap Value universe, from most to least attractive.

The Adviser then applies its proprietary portfolio construction process to the securities across both investment disciplines. The process develops a portfolio that is designed to provide a diversified portfolio of the most attractive growth and value stocks. Normally, approximately 50% of the value of the Portfolio's portfolio will consist of growth stocks and 50% of value stocks, although this allocation will vary within a narrow range around this

50/50 target. Beyond this range, the Adviser will rebalance the portfolio as necessary to maintain this targeted allocation.

The Portfolio may enter into derivatives transactions, such as options, futures, forwards, and swap agreements. The Portfolio may invest in convertible securities, and non-U.S. securities, make short sales of securities or maintain a short position and enter into repurchase agreements and forward commitments. For hedging purposes, the Portfolio may enter into forward currency exchange contracts and options on foreign currencies.

PRINCIPAL RISKS:

..Market Risk   .Allocation Risk

Please see "Risks Summary" for a description of these and other risks of investing in the Portfolio.

The table and bar chart provide an indication of the historical risk of an investment in the Portfolio.

PERFORMANCE TABLE
--------------------------------------------------------------------------------

Average Annual Total Returns
(For the periods ended December 31, 2005)
--------------------------------------------------------------------------------

                             Since
                    1 Year Inception*
-------------------------------------
Portfolio           9.57%    10.46%
------------------- ------ ----------
S&P 500 Stock Index 4.91%    13.71%
------------------- ------ ----------

* Since Inception return information is from May 2, 2003.
BAR CHART
--------------------------------------------------------------------------------

                                    [CHART]
                             Calendar Year End (%)
  96      97      98      99      00      01      02      03      04      05
------  ------  ------  ------  ------  ------  ------  ------  ------  ------
 n/a     n/a     n/a     n/a     n/a     n/a     n/a     n/a     9.2     9.6


You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:

Best quarter was up 9.59%, 4th quarter, 2004; and Worst quarter was down -5.38%, 1st quarter, 2005.

RISKS SUMMARY
--------------------------------------------------------------------------------

In this Summary, we describe principal and other risks that may affect a Portfolio as a whole. This Prospectus has additional descriptions of risks applicable to specific investments in the discussions below under "More Information About the Portfolios and Their Investments."

MARKET RISK
This is the risk that the value of a Portfolio's investments will fluctuate as the stock or bond markets fluctuate and that prices overall will decline over shorter- or longer-term periods.

INTEREST RATE RISK
Changes in interest rates will affect the yield and value of a Portfolio's investments in fixed-income securities. When interest rates rise, the value of a Portfolio's investments tends to fall and this decrease in value may not be offset by higher interest income from new investments. Interest rate risk is generally greater for Portfolios that invest in fixed-income securities with longer maturities or durations. Because the Money Market Portfolio invests in securities with short maturities and seeks to maintain a stable net asset value of $1.00 per share, it is possible, although unlikely, that an increase in interest rates would change the value of an investment in the Portfolio.

INFLATION RISK
This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of each Portfolio's assets can decline as can the value of the Portfolio's distributions. This risk is significantly greater for those Portfolios that invest a significant portion of their assets in fixed-income securities with longer maturities.

CREDIT RISK
This is the risk that the issuer or the guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, will be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default causing a loss of the full principal amount of a security and any accrued interest. The degree of risk for a particular security may be reflected in its credit rating. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

INDUSTRY/SECTOR RISK
This is the risk of investments in a particular industry or group of related industries, such as the real estate or utility industry. Market or economic factors affecting that industry could have a major effect on the value of the Portfolio's investments.

CAPITALIZATION RISK
This is the risk of investments in small to mid capitalization companies. Investments in small- and mid-cap companies may be more volatile than investments in large-cap companies. Investments in small-cap companies tend to be more volatile than investments in mid- or large-cap companies. A Portfolio's investments in smaller capitalization companies may have additional risks because these companies often have limited product lines, markets or financial resources.

CURRENCY RISK
This is the risk that fluctuations in the exchange rates between the U.S. Dollar and foreign (non-U.S.) currencies may negatively affect the value of a Portfolio's investments or reduce the returns of a Portfolio.

FOREIGN (NON-U.S.) RISK
A Portfolio's investments in non-U.S. securities may experience more rapid and extreme changes in value than investments in securities of U.S. companies. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of securities. Foreign companies usually are not subject to the same degree of regulation as U.S. issuers. Reporting, accounting, and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes, or diplomatic developments could adversely affect a Portfolio's investments in a foreign country. These risks are heightened for emerging market countries because there may be more economic, political and social instability, and investments in companies in emerging markets may have more risk because these securities may be more volatile and less liquid. To the extent a Portfolio invests in a particular country or geographic region, the Portfolio may have more significant risk due to market changes or other factors affecting that country or region, including political instability and unpredictable economic conditions.

EMERGING MARKET RISK
Foreign investment risk may be particularly high to the extent a Portfolio invests in emerging market securities of issuers based in countries with developing economies. These securities may present market, credit, currency, liquidity, legal, political and other risks different from, or greater than, the risks of investing in developed foreign (non-U.S.) countries.

PREPAYMENT RISK
The value of mortgage-related or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early prepayments of principal on some mortgage-related securities may occur during periods of falling mortgage interest rates and expose a Portfolio to a lower rate of return upon reinvestment of principal. Early payments associated with mortgage-related securities cause these securities to experience significantly greater price and yield volatility than is experienced by traditional fixed-income securities. During periods of rising interest rates, a reduction in prepayments may increase the effective life of mortgage-related securities, subjecting them to greater risk of decline in market value in response to rising interest rates. If the life of a mortgage-related security is inaccurately predicted, a Portfolio may not be able to realize the rate of return it expected.

FOCUSED PORTFOLIO RISK
Portfolios that invest in a limited number of companies may have more risk because changes in the value of a single security may have a more significant effect, either negative or positive, on the Portfolio's net asset value. Similarly, a Portfolio may have more risk if it is "non-diversified" meaning that it can invest more of its assets in a smaller number of companies than many other funds.

DERIVATIVES RISK
The Portfolios may use derivatives. These investment strategies may be riskier than other investment strategies and may result in greater volatility for a Portfolio, particularly during periods of market declines.

LEVERAGE RISK
When a Portfolio borrows money or otherwise leverages its portfolio, it may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of a Portfolio's investments. A Portfolio may create leverage through the use of reverse repurchase arrangements, forward contracts or dollar rolls or by borrowing money.

LIQUIDITY RISK
Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing a Portfolio from selling out of these illiquid securities at an advantageous time or price. Derivatives and securities involving substantial market and credit risk tend to involve greater liquidity risk.

ALLOCATION RISK
If a Portfolio pursues the objective of a portfolio balanced between equity and debt securities, it has the risk that the allocation of these investments may have a more significant effect on the Portfolio's net asset value when one of these asset classes is performing more poorly than the other.

MANAGEMENT RISK
Each Portfolio is subject to management risk because it is an actively managed investment portfolio. The Adviser will apply its investment techniques and risk analyses in making investment decisions for each Portfolio, but there can be no guarantee that its decisions will produce the desired results.

-----------------------------------------------------------------------------------------------------------
                                           Interest                  Industry/ Capital-           Foreign
                                    Market   Rate   Credit Inflation  Sector   ization  Currency (Non-U.S.)
Portfolio                            Risk    Risk    Risk    Risk      Risk      Risk     Risk      Risk
-----------------------------------------------------------------------------------------------------------
AllianceBernstein U.S.
 Government/High Grade Securities
 Portfolio                            .       .       .        .
-----------------------------------------------------------------------------------------------------------
AllianceBernstein High Yield
 Portfolio                            .       .       .        .                           .         .
-----------------------------------------------------------------------------------------------------------
AllianceBernstein Balanced Shares
 Portfolio                            .       .       .                                    .         .
-----------------------------------------------------------------------------------------------------------
AllianceBernstein International
 Research Growth Portfolio            .                                                    .         .
-----------------------------------------------------------------------------------------------------------
AllianceBernstein Global Bond
 Portfolio                            .       .       .        .                           .         .
-----------------------------------------------------------------------------------------------------------
AllianceBernstein Americas
 Government Income Portfolio          .       .       .        .                           .         .
-----------------------------------------------------------------------------------------------------------
AllianceBernstein Global Dollar
 Government Portfolio                 .       .       .        .                           .         .
-----------------------------------------------------------------------------------------------------------
AllianceBernstein Utility Income
 Portfolio                            .       .       .                  .                 .         .
-----------------------------------------------------------------------------------------------------------
AllianceBernstein International
 Growth Portfolio                     .                                                    .         .
-----------------------------------------------------------------------------------------------------------
AllianceBernstein Small Cap Growth
 Portfolio                            .                                           .        .         .
-----------------------------------------------------------------------------------------------------------
AllianceBernstein Real Estate
 Investment Portfolio                 .       .       .                  .                 .         .
-----------------------------------------------------------------------------------------------------------
AllianceBernstein International
 Value Portfolio                      .                                                    .         .
-----------------------------------------------------------------------------------------------------------
AllianceBernstein Small/ Mid Cap
 Value Portfolio                      .                                           .        .         .
-----------------------------------------------------------------------------------------------------------
AllianceBernstein Money Market
 Portfolio                                    .       .
-----------------------------------------------------------------------------------------------------------
AllianceBernstein Large Cap Growth
 Portfolio                            .
-----------------------------------------------------------------------------------------------------------
AllianceBernstein Growth and
 Income Portfolio                     .                                  .                 .         .
-----------------------------------------------------------------------------------------------------------
AllianceBernstein Growth Portfolio    .                                           .
-----------------------------------------------------------------------------------------------------------
AllianceBernstein Global
 Technology Portfolio                 .                                  .        .        .         .
-----------------------------------------------------------------------------------------------------------
AllianceBernstein Value Portfolio     .                                                    .         .
-----------------------------------------------------------------------------------------------------------
AllianceBernstein U.S. Large Cap
 Blended Style Portfolio              .
-----------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
                                    Emerging  Pre-    Focused
                                     Market  payment Portfolio Derivatives Leverage Liquidity Allocation Management
Portfolio                             Risk    Risk     Risk       Risk       Risk     Risk       Risk       Risk
-------------------------------------------------------------------------------------------------------------------
AllianceBernstein U.S.
 Government/High Grade Securities
 Portfolio                                      .                   .                                        .
-------------------------------------------------------------------------------------------------------------------
AllianceBernstein High Yield
 Portfolio                                                          .                   .                    .
-------------------------------------------------------------------------------------------------------------------
AllianceBernstein Balanced Shares
 Portfolio                                                                                        .          .
-------------------------------------------------------------------------------------------------------------------
AllianceBernstein International
 Research Growth Portfolio                                                                                   .
-------------------------------------------------------------------------------------------------------------------
AllianceBernstein Global Bond
 Portfolio                                                                                                   .
-------------------------------------------------------------------------------------------------------------------
AllianceBernstein Americas
 Government Income Portfolio                                                  .                              .
-------------------------------------------------------------------------------------------------------------------
AllianceBernstein Global Dollar
 Government Portfolio                  .                            .         .                              .
-------------------------------------------------------------------------------------------------------------------
AllianceBernstein Utility Income
 Portfolio                                                                                                   .
-------------------------------------------------------------------------------------------------------------------
AllianceBernstein International
 Growth Portfolio                      .                                                                     .
-------------------------------------------------------------------------------------------------------------------
AllianceBernstein Small Cap Growth
 Portfolio                                                                                                   .
-------------------------------------------------------------------------------------------------------------------
AllianceBernstein Real Estate
 Investment Portfolio                           .                                                            .
-------------------------------------------------------------------------------------------------------------------
AllianceBernstein International
 Value Portfolio                       .                                                                     .
-------------------------------------------------------------------------------------------------------------------
AllianceBernstein Small/ Mid Cap
 Value Portfolio                                                    .                                        .
-------------------------------------------------------------------------------------------------------------------
AllianceBernstein Money Market
 Portfolio                                                                                                   .
-------------------------------------------------------------------------------------------------------------------
AllianceBernstein Large Cap Growth
 Portfolio                                               .                                                   .
-------------------------------------------------------------------------------------------------------------------
AllianceBernstein Growth and
 Income Portfolio                                                                                            .
-------------------------------------------------------------------------------------------------------------------
AllianceBernstein Growth Portfolio                                                                           .
-------------------------------------------------------------------------------------------------------------------
AllianceBernstein Global
 Technology Portfolio                  .                                                                     .
-------------------------------------------------------------------------------------------------------------------
AllianceBernstein Value Portfolio                                   .                                        .
-------------------------------------------------------------------------------------------------------------------
AllianceBernstein U.S. Large Cap
 Blended Style Portfolio                                                                          .          .
-------------------------------------------------------------------------------------------------------------------

FEES AND EXPENSES OF THE PORTFOLIOS
--------------------------------------------------------------------------------

                WHY ARE PORTFOLIO FEES AND EXPENSES IMPORTANT?

    Fees and expenses reduce the investment performance of a Portfolio. The information provided below is intended to help you understand what these fees and expenses are and provide examples of the dollar amount of these costs to help you make comparisons with other portfolios. You pay fees and expenses indirectly because they are deducted from a Portfolio's assets and reduce the value of your shares. These fees include management fees, distribution (Rule 12b-1) fees (in the case of Class B shares) and operating expenses.

SHAREHOLDER FEES (fees paid directly from your investment) N/A

ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that are deducted from Portfolio assets) and EXAMPLES

The operating expenses information below is designed to assist Contractholders of variable products that invest in the Portfolios in understanding the fees and expenses that they may pay as an investor. Because the information does not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract, Contractholders that invest in a Portfolio should refer to the variable contract prospectus for a description of fees and expenses that apply to Contractholders. Inclusion of these charges would increase the fees and expenses provided below.

The Examples are to help you compare the cost of investing in a Portfolio with the cost of investing in other portfolios. The Examples do not give effect to any separate account or contract level fees that might be paid by a Contractholder. They assume that you invest $10,000 in a Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. They also assume that your investment has a 5% return each year, that the Portfolio's operating expenses stay the same, and that all dividends and distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions your costs as reflected in the Examples would be:

                              Operating Expenses
             -----------------------------------------------------
             AllianceBernstein VPS U.S. Government/High Grade
             Securities Portfolio
                    Management Fees                           .45%
                    Other Expenses                            .26%
                                                              ---
                    Total Portfolio Operating Expenses        .71%
                                                              ===

     Examples
-------------------

After 1 year   $ 73
After 3 years  $227
After 5 years  $395
After 10 years $883

                AllianceBernstein VPS High Yield Portfolio
                    Management Fees                         .50%
                    Other Expenses                          .59%
                                                           ----
                    Total Portfolio Operating Expenses     1.09%
                                                           ====

                                   Examples

After 1 year   $  111
After 3 years  $  347
After 5 years  $  601
After 10 years $1,329

              AllianceBernstein VPS Balanced Shares Portfolio
                     Management Fees                          .55%
                     Other Expenses                           .16%
                                                              ---
                    Total Portfolio Operating Expenses        .71%
                                                              ===

                                   Examples

                              After 1 year   $ 73
                              After 3 years  $227
                              After 5 years  $395
                              After 10 years $883

               AllianceBernstein VPS International Research
               Growth Portfolio
                    Management Fees                          .75%
                    Other Expenses                           .55%
                                                            ----
                    Total Portfolio Operating Expenses      1.30%
                                                            ====

                                   Examples

After 1 year   $  132
After 3 years  $  412
After 5 years  $  713
After 10 years $1,568

                AllianceBernstein VPS Global Bond Portfolio
                     Management Fees                        .45%
                     Other Expenses                         .42%
                                                            ---
                    Total Portfolio Operating Expenses      .87%
                                                            ===

                                   Examples

After 1 year   $   89
After 3 years  $  278
After 5 years  $  482
After 10 years $1,073

                AllianceBernstein VPS Americas Government
                Income Portfolio
                    Management Fees                        .50%
                    Other Expenses                         .78%
                                                          ----
                   Total Portfolio Operating Expenses     1.28%
                                                          ====

                                   Examples

After 1 year   $  130
After 3 years  $  406
After 5 years  $  702
After 10 years $1,545

                               Operating Expenses
              ----------------------------------------------------
              AllianceBernstein VPS Global Dollar Government
              Portfolio
                    Management fees                           .50%
                    Other expenses                           1.19%
                                                             ----
                    Total Portfolio Operating Expenses       1.69%
                                                             ====

      Examples
---------------------

After 1 year   $  172
After 3 years  $  533
After 5 years  $  918
After 10 years $1,998

              AllianceBernstein VPS Utility Income Portfolio
                    Management Fees                          .55%
                    Other Expenses                           .42%
                                                             ---
                    Total Portfolio Operating Expenses       .97%
                                                             ===

                                   Examples

After 1 year   $   99
After 3 years  $  309
After 5 years  $  536
After 10 years $1,190

           AllianceBernstein VPS International Growth Portfolio
                    Management Fees                              .75%
                    Other Expenses                               .66%
                                                                ----
                    Total Portfolio Operating Expenses          1.41%
                                                                ====

                                   Examples

After 1 year   $  144
After 3 years  $  446
After 5 years  $  771
After 10 years $1,691

             AllianceBernstein VPS Small Cap Growth Portfolio
                    Management Fees                            .75%
                    Other Expenses                             .43%
                                                              ----
                    Total Portfolio Operating Expenses        1.18%
                                                              ====

                                   Examples

After 1 year   $  120
After 3 years  $  375
After 5 years  $  649
After 10 years $1,432

--------
Please refer to the footnotes on page 49.

                                      48

          AllianceBernstein VPS Real Estate Investment Portfolio
                    Management Fees                              .55%
                    Other Expenses                               .28%
                                                                 ---
                    Total Portfolio Operating Expenses           .83%
                                                                 ===

                                   Examples

After 1 year   $   85
After 3 years  $  265
After 5 years  $  460
After 10 years $1,025

            AllianceBernstein VPS International Value Portfolio
                   Management Fees                              .75%
                   Other Expenses                               .12%
                                                                ---
                  Total Portfolio Operating Expenses (a)        .87%
                                                                ===

                                   Examples

After 1 year   $   88
After 3 years  $  277
After 5 years  $  481
After 10 years $1,072

            AllianceBernstein VPS Small/Mid Cap Value Portfolio
                     Management Fees                            .75%
                     Other Expenses                             .12%
                                                                ---
                    Total Portfolio Operating Expenses          .87%
                                                                ===

                                   Examples

After 1 year   $   89
After 3 years  $  278
After 5 years  $  482
After 10 years $1,073

               AllianceBernstein VPS Money Market Portfolio
                    Management Fees                          .45%
                    Distribution (12b-1) Fees                .25%
                    Other Expenses                           .49%
                                                            ----
                    Total Portfolio Operating Expenses      1.19%
                                                            ====

                                   Examples

After 1 year   $  121
After 3 years  $  378
After 5 years  $  654
After 10 years $1,443

             AllianceBernstein VPS Large Cap Growth Portfolio
                    Management Fees                            .75%
                    Distribution (12b-1) Fees                  .25%
                    Other Expenses                             .06%
                                                              ----
                    Total Portfolio Operating Expenses        1.06%
                                                              ====

                                   Examples

After 1 year   $  108
After 3 years  $  337
After 5 years  $  585
After 10 years $1,294

             AllianceBernstein VPS Growth and Income Portfolio
                     Management Fees                           .55%
                     Distribution (12b-1) Fees                 .25%
                     Other Expenses                            .05%
                                                               ---
                    Total Portfolio Operating Expenses         .85%
                                                               ===

                                   Examples

After 1 year   $   87
After 3 years  $  271
After 5 years  $  471
After 10 years $1,049

                               Operating Expenses
                  --------------------------------------------
                  AllianceBernstein VPS Growth Portfolio
                    Management Fees                       .75%
                    Distribution (12b-1) Fees             .25%
                    Other Expenses                        .13%
                                                         ----
                    Total Portfolio Operating Expenses   1.13%
                                                         ====

                                   Examples

      Examples
---------------------
After 1 year   $  115
After 3 years  $  359
After 5 years  $  622
After 10 years $1,375

            AllianceBernstein VPS Global Technology Portfolio
                    Management Fees                            .75%
                    Distribution (12b-1) Fees                  .25%
                    Other Expenses                             .17%
                                                              ----
                   Total Portfolio Operating Expenses         1.17%
                                                              ====

                                   Examples

After 1 year   $  119
After 3 years  $  372
After 5 years  $  644
After 10 years $1,420

                  AllianceBernstein VPS Value Portfolio
                   Management Fees                        .55%
                   Distribution (12b-1) Fees              .25%
                   Other Expenses                         .19%
                                                          ---
                   Total Portfolio Operating Expenses (a) .99%
                                                          ===

                                   Examples

After 1 year   $  100
After 3 years  $  314
After 5 years  $  546
After 10 years $1,212

           AllianceBernstein VPS U.S. Large Cap Blended Style
           Portfolio
                 Management Fees                                .65%
                 Distribution (12b-1) Fees                      .25%
                 Other Expenses                                1.69%
                                                              -----
                 Total Portfolio Operating Expenses            2.59%
                                                              =====
                Waiver and/or Expense Reimbursement (b)       (1.14)%
                                                              -----
                 Net Expenses                                  1.45%
                                                              =====

After 1 year       $  148
After 3 years (c)  $  697
After 5 years (c)  $1,273
After 10 years (c) $2,840

--------
(a)Total Portfolio Operating Expenses for the fiscal year ended December 31, 2005 do not reflect the voluntary waiver of certain administrative expenses by the Portfolio's principal underwriter, AllianceBernstein Investments, Inc. If the waiver were reflected, the net expenses of the AllianceBernstein International Value Portfolio would have been .86% and of the AllianceBernstein Value Portfolio would have been .98%.
(b)Reflects the Adviser's contractual waiver of a portion of its advisory fee and/or reimbursement of a portion of the Portfolio's operating expenses. This waiver extends through the current fiscal year and may be extended by the Adviser for additional one-year terms.
(c)The example assumes that the Adviser's agreement to waive management fees and/or bear Portfolio expenses is not extended beyond its initial period.

INVESTING IN THE PORTFOLIOS
--------------------------------------------------------------------------------

HOW TO BUY AND SELL SHARES
The Portfolios offer their shares through the separate accounts of life insurance companies (the "Insurers"). You may only purchase and sell shares through these separate accounts. See the prospectus of the separate account of the participating insurance company for information on the purchase and sale of the Portfolios' shares. AllianceBernstein Investments, Inc. ("ABI") may from time to time receive payments from Insurers in connection with the sale of the Portfolio's shares through the Insurer's separate accounts.

The Insurers maintain omnibus account arrangements with the Fund in respect of one or more Portfolios and place aggregate purchase, redemption and exchange orders for shares of a Portfolio corresponding to orders placed by the Insurer's customers ("Contractholders") who have purchased contracts from the Insurers, in each case, in accordance with the terms and conditions of the relevant contract. Omnibus account arrangements maintained by the Insurers are discussed below under "Limitations on Ability to Detect and Curtail Excessive Trading Practices."

ABI may refuse any order to purchase shares. Each Portfolio reserves the right to suspend the sale of its shares to the public in response to conditions in the securities markets or for other reasons.

DISTRIBUTION ARRANGEMENTS
For Class B shares, the Portfolios have adopted a plan under Securities and Exchange Commission Rule 12b-1 that allows the Portfolios to pay asset-based sales charges or distribution and/or service fees for the distribution and sale of their shares. The amount of this fee for the Class B shares of the Portfolios is .25% of the aggregate average daily net assets. Because these fees are paid out of the Portfolios' assets on an ongoing basis, over time these fees will increase the costs of your investment and may cost you more than paying other types of sales charges.

PAYMENTS TO FINANCIAL INTERMEDIARIES
Financial intermediaries, such as the Insurers, market and sell shares of the Portfolios and typically receive compensation for selling shares of the Portfolios. This compensation is paid from various sources.

Insurers or your financial intermediary receive compensation from the Portfolio (for Class B shares), ABI and/or the Adviser in several ways from various sources, which include some or all of the following:

  -12b-1 fees (in the case of Class B shares);
  -defrayal of costs for educational seminars and training;
  -additional distribution support; and
  -payments related to providing Contractholder recordkeeping and/or administrative services.

In the case of Class B shares, up to 100% of the Rule 12b-1 fees applicable to Class B shares each year may be paid to the financial intermediary that sells Class B shares.

ABI and/or the Adviser may pay Insurers or other financial intermediaries to perform record-keeping and administrative services in connection with the Portfolios. Such payments will generally not exceed 0.35% of the average daily net assets of each Portfolio attributable to the Insurer.

Other Payments for Educational Support and Distribution Assistance
In addition to the fees described above, ABI, at its expense, currently provides additional payments to the Insurers that sell shares of the Portfolio. These sums include payments to reimburse directly or indirectly the costs incurred by the Insurers and their employees in connection with educational seminars and training efforts about the Portfolios for the Insurers' employees and/or their clients and potential clients. The costs and expenses associated with these efforts may include travel, lodging, entertainment and meals.

For 2006, ABI's additional payments to these firms for educational support and distribution assistance related to the Portfolios is expected to be approximately $150,000. In 2005, ABI paid additional payments of approximately $125,000 for the Portfolios.

If one mutual fund sponsor that offers shares to separate accounts of an Insurer makes greater distribution assistance payments than another, the Insurer may have an incentive to recommend or offer the shares of funds of one fund sponsor over another.

Please speak with your financial intermediary to learn more about the total amounts paid to your financial intermediary by the Portfolio (for Class B shares), the Adviser, ABI and by other mutual fund sponsors that offer shares to Insurers that may be recommended to you. You should also consult disclosures made by your financial intermediary at the time of purchase.

As of the date of this Prospectus, ABI anticipates that the Insurers that will receive additional payments for educational support include:

  AIG SunAmerica
  Allstate Financial
  Smith Barney Citigroup
  Lincoln Financial Group
  Merrill Lynch

Although the Portfolios may use brokers and dealers who sell shares of the Portfolios to effect portfolio transactions, the Portfolios do not consider the sale of AllianceBernstein Mutual Fund shares as a factor when selecting brokers or dealers to effect portfolio transactions.

FREQUENT PURCHASES AND REDEMPTIONS OF PORTFOLIO SHARES
The Fund's Board of Directors has adopted policies and procedures designed to detect and deter frequent purchases and redemptions of Portfolio shares or excessive or short-term trading that may disadvantage long-term Contractholders. These policies are described below. Each Portfolio reserves the right to restrict, reject, or cancel, without any prior notice, any purchase or exchange order for any reason, including any purchase or exchange order accepted by any Insurer or a Contractholder's financial intermediary.

Risks Associated With Excessive Or Short-term Trading Generally. While the Fund will try to prevent market timing by utilizing the procedures described below, these procedures may not be successful in identifying or stopping excessive or short-term trading in all circumstances. By realizing profits through short-term trading, Contractholders that engage in rapid purchases and sales or exchanges of a Portfolio's shares dilute the value of shares held by long-term Contractholders. Volatility resulting from excessive purchases and sales or exchanges of shares of a Portfolio, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, a Portfolio may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity. Excessive purchases and sales or exchanges of shares of a Portfolio may force the Portfolio to sell portfolio securities at inopportune times to raise cash to accommodate short-term trading activity. In addition, a Portfolio may incur increased expenses if one or more Contractholders engage in excessive or short-term trading. For example, a Portfolio may be forced to liquidate investments as a result of short-term trading and incur increased brokerage costs without attaining any investment advantage. Similarly, a Portfolio may bear increased administrative costs due to asset level and investment volatility that accompanies patterns of short-term trading activity. All of these factors may adversely affect Portfolio's performance.

Investments in foreign securities may be particularly susceptible to short-term trading strategies. This is because foreign securities are typically traded on markets that close well before the time a Portfolio calculates its NAV at 4:00 p.m. Eastern time, which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a Contractholder engaging in a short-term trading strategy to exploit differences in share prices that are based on closing prices of foreign securities established some time before a Portfolio calculates its own share price (referred to as "time zone arbitrage"). Each of the Portfolios has procedures, referred to as fair value pricing, designed to adjust closing market prices of foreign securities to reflect what is believed to be fair value of those securities at the time the Portfolio calculates its NAV. While there is no assurance, each of the Portfolios expects that the use of fair value pricing, in addition to the short-term trading policies discussed below, will significantly reduce a Contractholder's ability to engage in time zone arbitrage to the detriment of other Contractholders.

Contractholders engaging in a short-term trading strategy may also target a Portfolio that does not invest primarily in foreign securities. If a Portfolio invests in securities that are, among other things, thinly traded, traded infrequently, or relatively illiquid, it has the risk that the current market price for the securities may not accurately reflect current market values. Contractholders may seek to engage in short-term trading to take advantage of these pricing differences (referred to as "price arbitrage"). A Portfolio may be adversely affected by price arbitrage, in particular, to the extent that it significantly invests in small cap securities, technology and other specific industry sector securities, and in certain fixed-income securities, such as high yield bonds, asset-backed securities, or municipal bonds.

Money market funds generally are not effective vehicles for short-term trading activity, and therefore the risks relating to short-term trading activity are correspondingly lower for the Money Market Portfolio.

Policy Regarding Short-term Trading. Purchases and exchanges of shares of the Portfolios should be made for investment purposes only. The Fund seeks to prevent patterns of excessive purchases and sales or exchanges of shares of the Portfolios. The Fund will seek to prevent such practices to the extent they are detected by the procedures described below. The Fund reserves the right to modify this policy, including any surveillance or account blocking procedures established from time to time to effectuate this policy, at any time without notice.

..  Transaction Surveillance Procedures. The Fund, through its agents, ABI and
   AllianceBernstein Investor Services, Inc. ("ABIS"), maintains surveillance procedures to detect excessive or short-term trading in Portfolio shares. This surveillance process involves several factors, which include scrutinizing individual Insurer's omnibus transaction activity in Portfolio shares in order to seek to ascertain whether any such activity attributable to one or more Contractholders might constitute excessive or short-term trading. Insurer's omnibus transaction activity identified by these surveillance procedures, or as a result of any other information actually available at the time, will be evaluated to determine whether such activity might indicate excessive or short-term trading activity attributable to one or more Contractholders. These surveillance procedures may be modified from time to time, as necessary or appropriate to improve the detection of excessive or short-term trading or to address specific circumstances.

..  Account Blocking Procedures. If the Fund determines, in its sole discretion, that a particular transaction or
 pattern of transactions identified by the transaction surveillance procedures described above is excessive or short-term trading in nature, the relevant Insurer's omnibus account(s) will be immediately "blocked" and no future purchase or exchange activity will be permitted, except to the extent the Fund, ABI or ABIS has been informed in writing that the terms and conditions of a particular contract may limit the Fund's ability to apply its short-term trading policy to Contractholder activity as discussed below. As a result, any Contractholder seeking to engage through an Insurer in purchase or exchange activity in shares of one or more Portfolios under a particular contract will be prevented from doing so. However, sales of Portfolio shares back to the Portfolio or redemptions will continue to be permitted in accordance with the terms of the Portfolio's current Prospectus. In the event an account is blocked, certain account-related privileges, such as the ability to place purchase, sale and exchange orders over the internet or by phone, may also be suspended. An Insurer's omnibus account that is blocked will generally remain blocked unless and until the Insurer provides evidence or assurance acceptable to the Fund that one or more Contractholders did not or will not in the future engage in excessive or short-term trading.

..  Applications of Surveillance Procedures and Restrictions to Omnibus
   Accounts. If an Insurer does not have the capabilities, or declines, to provide individual account level detail to the Fund, the Fund will monitor turnover of assets to purchases and redemptions of the omnibus account. If excessive turnover, defined as annualized purchases and redemptions exceeding 50% of assets is detected, the Fund will notify the Insurer and request that the Insurer review individual account transactions for excessive or short-term trading activity and confirm to the Fund that appropriate action has been taken to curtail the activity, which may include applying blocks to accounts to prohibit future purchases and exchanges of shares of the Portfolios. The Fund will continue to monitor the turnover attributable to an Insurer's omnibus account and may consider whether to terminate the relationship if the Insurer does not demonstrate that appropriate action has been taken.

Risks to Contractholders Resulting From Imposition of Account Blocks in Response to Excessive Short-term Trading Activity. A Contractholder identified as having engaged in excessive or short-term trading activity whose account is "blocked" and who may not otherwise wish to redeem his or her shares effectively may be "locked" into an investment in shares of one or more of the Portfolios that the Contractholder did not intend to hold on a long-term basis or that may not be appropriate for the Contractholder's risk profile. To rectify this situation, a Contractholder with a "blocked" account may be forced to redeem Portfolio shares, which could be costly if, for example, these shares have declined in value. To avoid this risk, a Contractholder should carefully monitor the purchases, sales, and exchanges of Portfolio shares and avoid frequent trading in Portfolio shares.

Limitations on Ability to Detect and Curtail Excessive Trading Practices. Insurers utilizing omnibus account arrangements may not identify to the Fund, ABI or ABIS Contractholders' transaction activity relating to shares of a particular Portfolio on an individual basis. Consequently, the Fund, ABI and ABIS may not be able to detect excessive or short-term trading in shares of a Portfolio attributable to a particular Contractholder who effects purchase and redemption and/or exchange activity in shares of the Portfolio through an Insurer acting in an omnibus capacity. In seeking to prevent excessive or short-term trading in shares of the Portfolios, including the maintenance of any transaction surveillance or account blocking procedures, the Fund, ABI and ABIS consider the information actually available to them at the time.

HOW THE PORTFOLIOS VALUE THEIR SHARES
Each Portfolio's NAV is calculated at the close of regular trading on the Exchange (ordinarily, 4:00 p.m., Eastern time), only on days when the Exchange is open for business. To calculate NAV (except for the AllianceBernstein Money Market Portfolio), a Portfolio's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. If a Portfolio invests in securities that are primarily traded on foreign exchanges that trade on weekends or other days when the Portfolio does not price its shares, the NAV of the Portfolio's shares may change on days when shareholders will not be able to purchase or redeem their shares in the Portfolio.

The AllianceBernstein Money Market Portfolio's NAV is expected to be constant at $1.00 share, although this value is not guaranteed. The NAV is calculated at 4:00 p.m., Eastern time, each day the Exchange is open for business. The Portfolio values its securities at their amortized cost. This method involves valuing an instrument at its cost and thereafter applying a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the investment.

The Portfolios value their securities at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Fund's Board of Directors. When a Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. A Portfolio may determine fair value based upon developments related to a specific security, current valuations of foreign stock indices (as reflected in U.S. futures markets) and/or U.S. sector or broader stock market indices. The prices of securities used by a Portfolio to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

The Portfolios expect to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the early closing of the exchange on which a security is traded or suspension of trading in the security. Portfolios may use fair value pricing more frequently for securities primarily traded in foreign markets because, among other things, most foreign markets close well before a Portfolio values its securities at 4:00 p.m., Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. For example, the Portfolios believe that foreign security values may be affected by events that occur after the close of foreign securities markets. To account for this, the Portfolios may frequently value many of their foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

Subject to the Board's oversight, the Fund's Board of Directors has delegated responsibility for valuing a Portfolio's assets to the Adviser. The Adviser has established a Valuation Committee, which operates under the policies and procedures approved by the Board, to value the Portfolio's assets on behalf of the Portfolio. The Valuation Committee values Portfolio assets as described above.

Your order for purchase, sale, or exchange of shares is priced at the next-determined NAV after your order is received in proper form by the Portfolio.

MORE INFORMATION ABOUT THE PORTFOLIOS AND THEIR INVESTMENTS
--------------------------------------------------------------------------------

This section of the Prospectus provides additional information about the Portfolios' investment practices and risks. Most of these investment practices are discretionary, which means that the Adviser may or may not decide to use them. This Prospectus does not describe all of a Portfolio's investment practices and additional descriptions of each Portfolio's strategies, investments, and risks can be found in the Fund's SAI.

Derivatives
Each Portfolio may, but is not required to, use derivatives for risk management purposes or as part of its investment strategies. Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. A Portfolio may use derivatives to earn income and enhance returns, to hedge or adjust the risk profile of a portfolio, to replace more traditional direct investments and to obtain exposure to otherwise inaccessible markets.

There are four principal types of derivatives, including options, futures, forwards and swaps, which are described below. Derivatives may be
(i) standardized, exchange-traded contracts or (ii) customized, privately-negotiated contracts. Exchange-traded derivatives tend to be more liquid and subject to less credit risk than those that are privately negotiated.

A Portfolio's use of derivatives may involve risks that are different from, or possibly greater than, the risks associated with investing directly in securities or other more traditional instruments. These risks include the risk that the value of a derivative instrument may not correlate perfectly, or at all, with the value of the assets, reference rates, or indexes that they are designed to track. Other risks include: the possible absence of a liquid secondary market for a particular instrument and possible exchange-imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired; the risk that adverse price movements in an instrument can result in a loss substantially greater than the Portfolio's initial investment in that instrument (in some cases, the potential loss is unlimited); and the risk that the counterparty will not perform its obligations.

The Portfolios may use the following types of derivatives.

.. Forward Contracts. A forward contract is a customized, privately negotiated agreement for one party to buy, and the other party to sell, a specific quantity of an underlying commodity or other tangible asset for an agreed upon price at a future date. A forward contract is either settled by physical delivery of the commodity or tangible asset to an agreed-upon location at a future date, rolled forward into a new forward contract or, in the case of a non-deliverable forward, by a cash payment at maturity. The Portfolios' investments in forward contracts include the following:

  --Forward Currency Exchange Contracts. A Portfolio may purchase or sell currency exchange contracts to minimize the risk from adverse changes in the relationship between the U.S. Dollar and other currencies. A Portfolio may enter into a forward contract as transaction hedge (to "lock in" the U.S. dollar price of a non-U.S. dollar security), as position hedge (to protect the value of securities the Portfolio owns that are denominated in a foreign currency against substantial changes in the value of the foreign currency) or as cross-hedge (to protect the value of securities the Portfolio owns that are denominated in a foreign currency against substantial changes in the value of that foreign currency by entering into a forward contract for a different foreign currency that is expected to change in the same direction as the currency in which the securities are denominated).

.. Futures Contracts and Options on Futures Contracts. A futures contract is an agreement that obligates the buyer to buy and the seller to sell a specified quantity of an underlying asset (or settle for cash the value of a contract based on an underlying asset, rate or index) at a specific price on the contract maturity date. Options on futures contracts are options that call for the delivery of futures contracts upon exercise.

.. Options. An option is an agreement that, for a premium payment or fee, gives the option holder (the buyer) the right but not the obligation to buy or sell the underlying asset (or settle for cash an amount based on an underlying asset, rate or index) at a specified price (the exercise price) during a period of time or on a specified date. Investments in options are considered speculative. A Portfolio may lose the premium paid for them if the price of the underlying security or other asset decreased or remained the same (in the case of a call option) or increased or remained the same
   (in the case of a put option). If a put or call option purchased by a Portfolio were permitted to expire without being sold or exercised, its premium would represent a loss to the Portfolio. The Portfolios' investments include the following:

  --Options on Foreign Currencies. A Portfolio invests in options on foreign currencies that are privately negotiated or traded on U.S. or foreign exchanges for the purpose of protecting against declines in the U.S. Dollar value of foreign currency denominated securities held by a Portfolio and against increases in the U.S. Dollar cost of securities to be acquired. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuations in exchange rates, although if rates move adversely, a Portfolio may forfeit the entire amount of the premium plus related transaction costs.

  --Options on Securities. A Portfolio may purchase or write a put or call option on securities. The Portfolio will only exercise an option it purchased if the price of the security was less (in the case of a put option) or more (in the case of a call option) than the exercise price. If the Portfolio does not exercise an option, the premium it paid for the option will be lost. Normally, a Portfolio will write only "covered" options, which means writing an option for securities the Portfolio owns, but may write an uncovered call option for cross-hedging purposes.

  --Options on Securities Indices. An option on a securities index is similar to an option on a security except that, rather than taking or making delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the chosen index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option.

.. Swap Transactions. A swap is a customized, privately negotiated agreement that obligates two parties to exchange a series of cash flows at specified intervals (payment dates) based upon or calculated by reference to changes in specified prices or rates (interest rates in the case of interest rate swaps, currency exchange rates in the case of currency swaps) for a specified amount of an underlying asset (the "notional" principal amount). The Portfolios' investments in swap transactions include the following:

  --Credit Default Swap Agreements. The "buyer" in a credit default swap contract is obligated to pay the "seller" a periodic stream of payments over the term of the contract in return for a contingent payment upon the occurrence of a credit event with respect to an underlying reference obligation. Generally, a credit event means bankruptcy, failure to pay, obligation acceleration or modified restructuring. A Portfolio may be either the buyer or seller in the transaction. If a Portfolio is a seller, the Portfolio receives a fixed rate of income throughout the term of the contract, which typically is between one month and ten years, provided that no credit event occurs. If a credit event occurs, a Portfolio typically must pay the contingent payment to the buyer, which is typically the "par value" (full notional value) of the reference obligation. If a Portfolio is a buyer and no credit event occurs, the Portfolio will lose its periodic stream of payments over the term of the contract. However, if a credit event occurs, the buyer typically receives full notional value for a reference obligation that may have little or no value. The value of the reference obligation received by a Portfolio coupled with the periodic payments previously received may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Portfolio.

  --Credit default swaps may involve greater risks than if a Portfolio had invested in the reference obligation directly. Credit default swaps are subject to general market risk, liquidity risk and credit risk.

  --Currency Swaps. Currency swaps involve the individually negotiated exchange by a Portfolio with another party of a series of payments in specified currencies. A currency swap may involve the delivery at the end of the exchange period of a substantial amount of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty to the transaction, the Portfolio will have contractual remedies under the transaction agreements.

  --Interest Rate Swaps, Caps, and Floors. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments). Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments).

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The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on an agreed principal amount from the party selling the interest rate floor. Caps and floors may be less liquid than swaps.

Interest rate swap, cap, and floor transactions may be used to preserve a return or spread on a particular investment or a portion of a Portfolio's portfolio or to protect against an increase in the price of securities a Portfolio anticipates purchasing at a later date. A Portfolio may enter into interest rate swaps, caps, and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or liabilities. These transactions do not involve the delivery of securities or other underlying assets or principal.

Unless there is a counterparty default, the risk of loss to a Portfolio from interest rate transactions is limited to the net amount of interest payments that the Portfolio is contractually obligated to make. If the counterparty to an interest rate transaction defaults, the Portfolio's risk of loss consists of the net amount of interest payments that the Portfolio contractually is entitled to receive.

..  Other Derivative Investments

  --Synthetic Foreign Equity Securities. The Portfolios may invest in a form of synthetic foreign equity securities, which may be referred to as international warrants, local access products, participation notes, or low exercise price warrants. International warrants are financial instruments issued by banks or other financial institutions, which may or may not be traded on a foreign exchange. International warrants are a form of derivative security that may give holders the right to buy or sell an underlying security or a basket of securities representing an index from or to the issuer for a particular price or may entitle holders to receive a cash payment relating to the value of the underlying security or index. International warrants are similar to options in that they are exercisable by the holder for an underlying security or the value of that security, but are generally exercisable over a longer term than typical options. These types of instruments may be American style exercise, which means that they can be exercised at any time on or before the expiration date of the international warrant, or European style exercise, which means that they may be exercised only on the expiration date. International warrants have an exercise price, which is fixed when the warrants are issued.

The Portfolios will normally invest in covered warrants, which entitle the holder to purchase from the issuer common stock of an international company or receive a cash payment (generally in U.S. dollars). The cash payment is calculated according to a predetermined formula. The Portfolios may invest in low exercise price warrants, which are warrants with an exercise price that is very low relative to the market price of the underlying instrument at the time of issue (e.g., one cent or less). The buyer of a low exercise price warrant effectively pays the full value of the underlying common stock at the outset. In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the price of the common stock relating to exercise or the settlement date is determined, during which time the price of the underlying security could change significantly. In addition, the exercise or settlement date of the warrants may be affected by certain market disruption events, such as difficulties relating to the exchange of a local currency into U.S. dollars, the imposition of capital controls by a local jurisdiction or changes in the laws relating to foreign investments. These events could lead to a change in the exercise date or settlement currency of the warrants, or postponement of the settlement date. In some cases, if the market disruption events continue for a certain period of time, the warrants may become worthless resulting in a total loss of the purchase price of the warrants.

The Portfolios will acquire covered warrants issued by entities deemed to be creditworthy by the Adviser, who will monitor the credit-worthiness of the issuers on an on-going basis. Investments in these instruments involve the risk that the issuer of the instrument may default on its obligation to deliver the underlying security or cash in lieu thereof. These instruments may also be subject to liquidity risk because there may be a limited secondary market for trading the warrants. They are also subject, like other investments in foreign securities, to foreign risk and currency risk.

  --Eurodollar Instruments. Eurodollar instruments are essentially
  U.S. Dollar-denominated futures contracts or options that are linked to London Interbank Offered Rate (LIBOR). Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings.

  --Hybrid Instruments. Hybrid instruments (a type of potentially high-risk derivative) have the characteristics of futures, options, currencies, and securities. These instruments may take a variety of forms. Hybrids can have volatile prices and limited liquidity.

Convertible Securities
Prior to conversion, convertible securities have the same general characteristics as non-convertible debt securities, which generally provide a stable stream of income with generally higher yields than those of equity securities of the same or similar issuers. The price of a convertible security will normally vary with changes in the price of the underlying equity security, although the higher yield tends to make the convertible security less volatile than the underlying equity security. As with debt securities, the market value of convertible securities tends to decrease as interest

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rates rise and increase as interest rates decline. While convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar quality, they offer investors the potential to benefit from increases in the market prices of the underlying common stock. Convertible debt securities that are rated Baa3 or lower by Moody's or BBB- or lower by S&P or Fitch and comparable unrated securities may share some or all of the risks of debt securities with those ratings.

Depositary Receipts and Securities of Supranational Entities
Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of the stock of unsponsored depositary receipts are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of the depositary receipts. ADRs are depositary receipts typically issued by an U.S. bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. GDRs and other types of depositary receipts are typically issued by non-U.S. banks or trust companies and evidence ownership of underlying securities issued by either a U.S. or a non-U.S. company. Generally, depositary receipts in registered form are designed for use in the U.S. securities markets, and depositary receipts in bearer form are designed for use in securities markets outside of the United States. For purposes of determining the country of issuance, investments in depositary receipts of either type are deemed to be investments in the underlying securities.

A supranational entity is an entity designated or supported by the national government of one or more countries to promote economic reconstruction or development. Examples of supranational entities include the World Bank (International Bank for Reconstruction and Development) and the European Investment Bank. A European Currency Unit is a basket of specified amounts of the currencies of the member states of the European Economic Community. "Semi-governmental securities" are securities issued by entities owned by either a national, state or equivalent government or are obligations of one of such government jurisdictions that are not backed by its full faith and credit and general taxing powers.

Forward Commitments
Forward commitments for the purchase or sale of securities may include purchases on a when-issued basis or purchases or sales on a delayed delivery basis. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring or approval of a proposed financing by appropriate authorities (i.e., a "when, as and if issued" trade).

The Portfolios may invest significantly in TBA-mortgage-backed securities. A TBA or "To Be Announced" trade represents a contract for the purchase or sale of mortgage-backed securities to be delivered at a future agreed-upon date; however, the specific mortgage pool numbers or the number of pools that will be delivered to fulfill the trade obligation or terms of the contract are unknown at the time of the trade. Mortgage pools (including fixed rate or variable rate mortgages) guaranteed by GNMA, FNMA or FHLMC are subsequently allocated to the TBA transactions.

When forward commitments with respect to fixed-income securities are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but payment for and delivery of the securities take place at a later date. Securities purchased or sold under a forward commitment are subject to market fluctuation and no interest or dividends accrue to the purchaser prior to the settlement date. The use of forward commitments helps a Portfolio to protect against anticipated changes in interest rates and prices.

Illiquid Securities
Under current SEC Guidelines, the Portfolios limit their investments in illiquid securities to 15% of their net assets. The term "illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount a Portfolio has valued the securities. A Portfolio that invests in illiquid securities may not be able to sell such securities and may not be able to realize their full value upon sale. Restricted securities (securities subject to legal or contractual restrictions on resale) may be illiquid. Some restricted securities (such as securities issued pursuant to Rule 144A under the Securities Act of 1933 or certain commercial paper) may be treated as liquid, although they may be less liquid than registered securities traded on established secondary markets.

Indexed Commercial Paper
Indexed commercial paper may have its principal linked to changes in foreign currency exchange rates whereby its principal amount is adjusted upwards or downwards (but not below zero) at maturity to reflect changes in the referenced exchange rate. A Portfolio will receive interest and principal payments on such commercial paper in the currency in which such commercial paper is denominated, but the amount of principal payable by the issuer at maturity will change in proportion to the change (if any) in the exchange rate between the two specified currencies between the date the instrument is issued and the date the instrument matures. While such commercial paper entails the risk of loss of principal, the potential for realizing gains as a result of changes in foreign currency exchange rates enables a Portfolio to hedge (or cross-hedge) against a decline in the U.S. Dollar value of investments denominated in foreign currencies while providing an attractive money market rate of return. A Portfolio will purchase such commercial paper for hedging purposes only, not for speculation.

Investment in Other Investment Companies
Subject to the restrictions and limitations of the 1940 Act, a Portfolio may invest in other investment companies whose investment objectives and policies are substantially

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similar to those of the Portfolio. If a Portfolio acquires shares in investment companies, shareholders would bear indirectly, the expenses of such investment companies (including management and advisory fees), which are in addition to the Portfolio's expenses. A Portfolio may also invest in exchange traded portfolios, subject to the restrictions and limitations of the 1940 Act.

Loans of Portfolio Securities
For the purposes of achieving income, a Portfolio may make secured loans of portfolio securities to brokers, dealers and financial institutions, provided a number of conditions are satisfied, including that the loan is fully collateralized. Securities lending involves the possible loss of rights in the collateral or delay in the recovery of collateral if the borrower fails to return the securities loaned or becomes insolvent. When a Portfolio lends securities, its investment performance will continue to reflect changes in the value of the securities loaned, and the Portfolio will also receive a fee or interest on the collateral. The Portfolio may pay reasonable finders', administrative, and custodial fees in connection with a loan.

Loan Participations and Assignments
The Portfolios may invest in loan participations and assignments of all or a portion of loans from third parties. When a Portfolio invests in loan participations, it typically will have a contractual relationship only with the lender and not with the borrower. This means that the Portfolio will assume the credit risk posed by the lender as well as the credit risk posed by the borrower. It will also only be able to enforce its rights through the lender. In addition to credit risks, loan participations, and assignments involve interest rate risk and liquidity risk. The lack of a liquid secondary market for participations and assignments also may make it more difficult for the Portfolio to assign a value to these investments for purposes of valuing the Portfolio's portfolio and calculating its net asset value.

Mortgage-Related and Other Asset-Backed Securities
A Portfolio may invest in mortgage-related or other asset-backed securities. Mortgage-related securities include mortgage pass-through securities, collateralized mortgage obligations ("CMOs"), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities ("SMBSs") and other securities that directly or indirectly represent a participation in or are secured by and payable from mortgage loans on real property.

The value of mortgage-related or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early prepayments of principal on some mortgage-related securities may occur during periods of falling mortgage interest rates and expose a Portfolio to a lower rate of return upon reinvestment of principal. Early payments associated with mortgage-related securities cause these securities to experience significantly greater price and yield volatility than is experienced by traditional fixed-income securities. During periods of rising interest rates, a reduction in prepayments may increase the effective life of mortgage-related securities, subjecting them to greater risk of decline in market value in response to rising interest rates. If the life of a mortgage-related security is inaccurately predicted, a Portfolio may not be able to realize the rate of return it expected.

One type of SMBS has one class receiving all of the interest from the mortgage assets (the interest-only, or "IO" class), while the other class will receive all of the principal (the principal-only, or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Portfolio's yield to maturity from these securities.

Each Portfolio may invest in collateralized debt obligations ("CDOs"), which include collateralized bond obligations ("CBOs"), collateralized loan obligations ("CLOs"), and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust, which is backed by a diversified pool of high-risk, below investment grade fixed-income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The Portfolios may invest in other asset-backed securities that have been offered to investors.

Additional Risk Considerations for Real Estate Investments
Although AllianceBernstein Real Estate Investment Portfolio does not invest directly in real estate, it invests primarily in Real Estate Equity Securities and has a policy of concentration of its investments in the real estate industry. Therefore, an investment in the Portfolio is subject to certain risks associated with the direct ownership of real estate and with the real estate industry in general. These risks include, among others: possible declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increases in competition, property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; and changes in interest rates. To the extent that assets underlying the Portfolio's investments are concentrated geographically, by property type or in certain other respects, the Portfolio may be subject to certain of the foregoing risks to a greater extent.

REITS
Investing in Real Estate Investment Trusts ("REITs") involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage

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REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation.

Investing in REITs involves risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically, small capitalization stocks, such as REITs, have had more price volatility than larger capitalization stocks.

Additional Risk Considerations for Investments in the Utility Industry
A Portfolio's principal risks may include those that arise from its investing primarily in electric utility companies. Factors affecting that industry sector can have a significant effect on a Portfolio's net asset value. The U.S. utilities industry has experienced significant changes in recent years. Regulated electric utility companies in general have been favorably affected by the full or near completion of major construction programs and lower financing costs. In addition, many regulated electric utility companies have generated cash flows in excess of current operating expenses and construction expenditures, permitting some degree of diversification into unregulated businesses. Regulatory changes, however, could increase costs or impair the ability of nuclear and conventionally fueled generating facilities to operate their facilities and reduce their ability to make dividend payments on their securities. Rates of return of utility companies generally are subject to review and limitation by state public utilities commissions and tend to fluctuate with marginal financing costs. Rate changes ordinarily lag behind changes in financing costs and can favorably or unfavorably affect the earnings or dividend pay-outs of utilities stocks depending upon whether the rates and costs are declining or rising.

Utility companies historically have been subject to the risks of increases in fuel and other operating costs, high interest costs, costs associated with compliance with environmental and nuclear safety regulations, service interruptions, economic slowdowns, surplus capacity, competition, and regulatory changes. There also can be no assurance that regulatory policies or accounting standards changes will not negatively affect utility companies' earnings or dividends. Utility companies are subject to regulation by various authorities and may be affected by the imposition of special tariffs and changes in tax laws. To the extent that rates are established or reviewed by governmental authorities, utility companies are subject to the risk that such authorities will not authorize increased rates. Because of the Portfolio's policy of concentrating its investments in utility companies, the Portfolio is more susceptible than most other mutual Portfolios to economic, political or regulatory occurrences affecting the utilities industry.

Non-U.S. utility companies, like those in the U.S., are generally subject to regulation, although the regulation may or may not be comparable to domestic regulations. Non-U.S. utility companies in certain countries may be more heavily regulated by their respective governments than utility companies located in the U.S. As in the U.S., non-U.S. utility companies generally are required to seek government approval for rate increases. In addition, many non-U.S. utility companies use fuels that cause more pollution than those used in the U.S. and may yet be required to invest in pollution control equipment. Non-U.S. utility regulatory systems vary from country to country and may evolve in ways different from regulation in the U.S. The percentage of the Portfolio's assets invested in issuers of particular countries will vary.

Repurchase Agreements
Each Portfolio may enter into repurchase agreements in which a Portfolio purchases a security from a bank or broker-dealer, which agrees to repurchase the security from the Portfolio at an agreed-upon future date, normally a day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon interest rate for the period the buyer's money is invested in the security. Such agreements permit a Portfolio to keep all of its assets at work while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. If the bank or broker-dealer defaults on its repurchase obligation, a Portfolio would suffer a loss to the extent that the proceeds from the sale of the security were less than the repurchase price.

Reverse Repurchase Agreements, Dollar Rolls and Other Borrowings
Each Portfolio may enter into reverse purchase agreements and dollar rolls, subject to the Portfolio's limitations on borrowings. A reverse repurchase agreement or dollar roll involves the sale of a security by a Portfolio and its agreement to repurchase the instrument at a specified time and price, and may be considered a form of borrowing for some purposes. Reverse repurchase agreements, dollar rolls and other forms of borrowings may create leveraging risk for a Portfolio. In addition, reverse repurchase agreements and dollar rolls involve the risk that the market value of the securities a Portfolio is obligated to repurchase may decline below the purchase price.

Dollar rolls involve sales by a Portfolio of securities for delivery in the current month and the Portfolio's simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, a Portfolio forgoes principal and interest paid on the securities. A Portfolio is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale.

Reverse repurchase agreements and dollar rolls involve the risk that the market value of the securities a Portfolio is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement or dollar roll files for bankruptcy or becomes insolvent, a Portfolio's use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or

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receiver, whether to enforce the Portfolio's obligation to repurchase the securities.

Rights and Warrants
Rights and warrants are option securities permitting their holders to subscribe for other securities. Rights are similar to warrants except that they have a substantially shorter duration. Rights and warrants do not carry with them dividend or voting rights with respect to the underlying securities, or any rights in the assets of the issuer. As a result, an investment in rights and warrants may be considered more speculative than certain other types of investments. In addition, the value of a right or a warrant does not necessarily change with the value of the underlying securities, and a right or a warrant ceases to have value if it is not exercised prior to its expiration date.

Short Sales
The Portfolios may make short sales a part of overall portfolio management or to offset a potential decline in the value of a security. A short sale involves the sale of a security that a Portfolio does not own, or if the Portfolio owns the security, is not to be delivered upon consummation of the sale. When the Portfolio makes a short sale of a security that it does not own, it must borrow from a broker-dealer the security sold short and deliver the security to the broker-dealer upon conclusion of the short sale.

If the price of the security sold short increases between the time of the short sale and the time a Portfolio replaces the borrowed security, the Portfolio will incur a loss; conversely, if the price declines, the Portfolio will realize a short-term capital gain. Although a Portfolio's gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited.

Standby Commitment Agreements
Standby commitment agreements are similar to put options that commit a Portfolio, for a stated period of time, to purchase a stated amount of a security that may be issued and sold to the Portfolio at the option of the issuer. The price and coupon of the security are fixed at the time of the commitment. At the time of entering into the agreement, the Portfolio is paid a commitment fee regardless of whether the security ultimately is issued. The Portfolios will enter into such agreements only for the purpose of investing in the security underlying the commitment at a yield and price considered advantageous and unavailable on a firm commitment basis.

There is no guarantee that the security subject to a standby commitment will be issued. In addition, the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security is at the option of the issuer, a Portfolio will bear the risk of capital loss in the event that the value of the security declines and may not benefit from an appreciation in the value of the security during the commitment period if the issuer decides not to issue and sell the security to the Portfolio.

Structured Securities
The Portfolios may invest securities issued in structured financing transactions, which generally involve aggregating types of debt assets in a pool or special purpose entity and then issuing new securities. Types of structured financings include securities described elsewhere in this Prospectus, such as mortgage-related and other asset-backed securities. The Portfolios' investments include investments in structured securities that represent interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of sovereign debt obligations. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans) and the issuance by that entity of one or more classes of structured securities backed by, or representing interests in, the underlying instruments. Because these types of structured securities typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments.

Variable, Floating and Inverse Floating Rate Instruments
Variable and floating rate securities pay interest at rates that are adjusted periodically, according to a specified formula. A "variable" interest rate adjusts at predetermined intervals (e.g., daily, weekly or monthly), while a "floating" interest rate adjusts whenever a specified benchmark rate (such as the bank prime lending rate) changes.

The Portfolios may also invest in inverse floating rate debt instruments ("inverse floaters"). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may have greater volatility in market value, in that, during periods of rising interest rates, the market values of inverse floaters will tend to decrease more rapidly than those of fixed rate securities.

Zero Coupon and Principal-Only Securities
Zero coupon securities and principal-only (PO) securities are debt securities that have been issued without interest coupons or stripped of their unmatured interest coupons, and include receipts or certificates representing interests in such stripped debt obligations and coupons. Such a security pays no interest to its holder during its life. Its value to an investor consists of the difference between its face value at the time of maturity and the price for which it was acquired, which is generally an amount significantly less than its face value. Such securities usually trade at a deep discount from their face or par value and are subject to greater fluctuations in market value in response to changing interest rates than debt obligations of comparable maturities and credit quality that make current distributions of interest. On the other hand, because there are no periodic interest payments to be reinvested prior to maturity, these securities eliminate reinvestment risk and "lock in" a rate of return to maturity.

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Foreign (Non-U.S.) Securities
Investing in foreign securities involves special risks and considerations not typically associated with investing in U.S. securities. The securities markets of many foreign countries are relatively small, with the majority of market capitalization and trading volume concentrated in a limited number of companies representing a small number of industries. A Portfolio that invests in foreign fixed-income securities may experience greater price volatility and significantly lower liquidity than a portfolio invested solely in securities of U.S. companies. These markets may be subject to greater influence by adverse events generally affecting the market, and by large investors trading significant blocks of securities, than is usual in the United States.

Securities registration, custody, and settlements may in some instances be subject to delays and legal and administrative uncertainties. Foreign investment in the securities markets of certain foreign countries is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude investment in certain securities and may increase the cost and expenses of a Portfolio. In addition, the repatriation of investment income, capital or the proceeds of sales of securities from certain of the countries is controlled under regulations, including in some cases the need for certain advance government notification or authority, and if a deterioration occurs in a country's balance of payments, the country could impose temporary restrictions on foreign capital remittances.

A Portfolio also could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application to it of other restrictions on investment. Investing in local markets may require a Portfolio to adopt special procedures or seek local governmental approvals or other actions, any of which may involve additional costs to a Portfolio. These factors may affect the liquidity of a Portfolio's investments in any country and the Adviser will monitor the effect of any such factor or factors on a Portfolio's investments. Transaction costs including brokerage commissions for transactions both on and off the securities exchanges in many foreign countries are generally higher than in the U.S.

Issuers of securities in foreign jurisdictions are generally not subject to the same degree of regulation as are U.S. issuers with respect to such matters as insider trading rules, restrictions on market manipulation, shareholder proxy requirements, and timely disclosure of information. The reporting, accounting, and auditing standards of foreign countries may differ, in some cases significantly, from U.S. standards in important respects, and less information may be available to investors in foreign securities than to investors in U.S. securities. Substantially less information is publicly available about certain non-U.S. issuers than is available about most U.S. issuers.

The economies of individual foreign countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product or gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes, government regulation, political or social instability, revolutions, wars or diplomatic developments could affect adversely the economy of a foreign country. In the event of nationalization, expropriation, or other confiscation, a Portfolio could lose its entire investment in securities in the country involved. In addition, laws in foreign countries governing business organizations, bankruptcy and insolvency may provide less protection to security holders such as the Portfolio than that provided by U.S. laws.

The Adviser believes that, except for currency fluctuations between the U.S. Dollar and the Canadian Dollar, the matters described above are not likely to have a material adverse effect on any Portfolio's investments in the securities of Canadian issuers or investments denominated in Canadian Dollars. The factors described above are more likely to have a material adverse effect on the Portfolio's investments in the securities of Mexican and other non-Canadian foreign issuers, including investments in securities denominated in Mexican Pesos or other non-Canadian foreign currencies. If not hedged, however, currency fluctuations could affect the unrealized appreciation and depreciation of Canadian Government securities as expressed in U.S. Dollars.

Some of the Portfolios may invest substantial amounts of their assets in issuers located in Canada, Mexico and Brazil. Please refer to Appendix B for a discussion of risks associated with investments in these countries.

Investments in securities of companies in emerging markets involve special risks. There are approximately 100 countries identified by the World Bank as Low Income, Lower Middle Income and Upper Middle Income countries that are generally regarded as Emerging Markets. Emerging market countries that the Adviser currently considers for investment are listed below. Countries may be added to or removed from this list at any time.

            Algeria               Hong Kong       Qatar
            Argentina             Hungary         Romania
            Belize                India           Russia
            Brazil                Indonesia       Singapore
            Bulgaria              Israel          Slovakia
            Chile                 Jamaica         Slovenia
            China                 Jordan          South Africa
            Colombia              Kazakhstan      South Korea
            Costa Rica            Lebanon         Taiwan
            Cote D'Ivoire         Malaysia        Thailand
            Croatia               Mexico          Trinidad & Tobago
            Czech Republic        Morocco         Tunisia
            Dominican Republic    Nigeria         Turkey
            Ecuador               Pakistan        Ukraine
            Egypt                 Panama          Uruguay
            El Salvador           Peru            Venezuela
            Guatemala             Philippines     Vietnam
                                  Poland

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



Investing in emerging market securities imposes risks different from, or greater than, risks of investing in domestic securities or in foreign, developed countries. These risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales; future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by a Portfolio. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

Additional risks of emerging markets securities may include: greater social, economic and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of currency hedging techniques; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause a Portfolio to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.

Investment in Privatized Enterprises by AllianceBernstein International Growth Portfolio. In certain jurisdictions, the ability of foreign entities, such as the Portfolio, to participate in privatizations may be limited by local law, or the price or terms on which the Portfolio may be able to participate may be less advantageous than for local investors. Moreover, there can be no assurance that governments that have embarked on privatization programs will continue to divest their ownership of state enterprises, or that proposed privatizations will be successful or that governments will not re-nationalize enterprises that have been privatized. Furthermore, in the case of certain of the enterprises in which the Portfolio may invest, large blocks of the stock of those enterprises may be held by a small group of stockholders, even after the initial equity offerings by those enterprises. The sale of some portion or all of those blocks could have an adverse effect on the price of the stock of any such enterprise.

Foreign (Non-U.S.) Currencies
A Portfolio that invests some portion of its assets in securities denominated in, and receives revenues in, foreign currencies will be adversely affected by reductions in the value of those currencies relative to the U.S. Dollar. Foreign currency exchange rates may fluctuate significantly. They are determined by supply and demand in the foreign exchange markets, the relative merits of investments in different countries, actual or perceived changes in interest rates, and other complex factors. Currency exchange rates also can be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks or by currency controls or political developments. In light of these risks, a Portfolio may engage in certain currency hedging transactions, as described above, which involve certain special risks.

Fixed-Income Securities
The value of each Portfolio's investments in fixed-income securities will change as the general level of interest rates fluctuates. During periods of falling interest rates, the values of these securities will generally rise. Conversely, during periods of rising interest rates, the values of these securities will generally decline. Changes in interest rates have a greater effect on fixed-income securities with longer maturities and durations than those with shorter maturities and durations.

Effects of Borrowing
Certain of the Portfolios may use borrowings for investment purposes subject to the limits imposed by the 1940 Act, which is up to 33 1/3% of a Portfolio's assets. Borrowings by a Portfolio result in leveraging of the Portfolio's shares. Utilization of leverage, which is usually considered speculative, involves certain risks to a Portfolio's shareholders. These include a higher volatility of the net asset value of a Portfolio's shares and the relatively greater effect on the net asset value of the shares. So long as a Portfolio is able to realize a net return on its investment portfolio that is higher than the interest expense paid on borrowings, the effect of leverage will be to cause the Portfolio's shareholders to realize a higher current net investment income than if the Portfolio were not leveraged. If the interest expense on borrowings approaches the net return on a Portfolio's investment portfolio, the benefit of leverage to the Portfolio's shareholders will be reduced. If the interest expense on borrowings were to exceed the net return to shareholders, a Portfolio's use of leverage would result in a lower rate of return. Similarly, the effect of leverage in a declining market could be a greater decrease in net asset value per share. In an extreme case, if a Portfolio's current investment income were not sufficient to meet the interest expense on borrowings, it could be necessary for the Portfolio to liquidate certain of its investments and reduce the net asset value of a Portfolio's shares.

In the event of an increase in rates on U.S. Government securities or other changed market conditions, to the point where leverage could adversely affect a Portfolios' shareholders, as noted above, or in anticipation of such changes, each Portfolio may increase the percentage of its investment portfolio invested in U.S. Government securities, which would tend to offset the negative impact of leverage on Portfolio shareholders. A Portfolio may also reduce the degree to which it is leveraged by repaying amounts borrowed.

Investment in Below Investment Grade Fixed-Income Securities
Investments in securities rated below investment grade may be subject to greater risk of loss of principal and interest than higher-rated securities. These securities are also generally considered to be subject to greater market risk than higher-rated securities. The capacity of issuers of these securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates. In addition, below investment grade securities may be more susceptible to real or perceived adverse economic conditions than investment grade securities.

The market for these securities may be thinner and less active than that for higher-rated securities, which can adversely affect the prices at which these securities can be sold. To the extent that there is no established secondary market for these securities, a Portfolio may experience difficulty in valuing such securities and, in turn, the Portfolio's assets.

Unrated Securities
A Portfolio may invest in unrated securities when the Adviser believes that the financial condition of the issuers of such securities, or the protection afforded by the terms of the securities themselves, limits the risk to the Portfolio to a degree comparable to that of rated securities that are consistent with the Portfolio's objective and policies.

Sovereign Debt Obligations
No established secondary markets may exist for many of the sovereign debt obligations. Reduced secondary market liquidity may have an adverse effect on the market price and a Portfolio's ability to dispose of particular instruments when necessary to meet its liquidity requirements or in response to specific economic events such as a deterioration in the creditworthiness of the issuer. Reduced secondary market liquidity for certain sovereign debt obligations may also make it more difficult for a Portfolio to obtain accurate market quotations for the purpose of valuing its portfolio. Market quotations are generally available on many sovereign debt obligations only from a limited number of dealers and may not necessarily represent firm bids of those dealers or prices for actual sales.

By investing in sovereign debt obligations, a Portfolio will be exposed to the direct or indirect consequences of political, social, and economic changes in various countries. Political changes in a country may affect the willingness of a foreign government to make or provide for timely payments of its obligations. The country's economic status, as reflected in, among other things, its inflation rate, the amount of its external debt and its gross domestic product, will also affect the government's ability to honor its obligations.

Investments in sovereign debt obligations may include those that are not current in the payment of interest or principal or are in default so long as the Adviser believes it to be consistent with the Portfolios' investment objectives. A Portfolio may have limited legal recourse in the event of a default with respect to certain sovereign debt obligations it holds. For example, remedies from defaults on certain sovereign debt obligations, unlike those on private debt, must, in some cases, be pursued in the courts of the defaulting party itself. Legal recourse therefore may be significantly diminished. Bankruptcy, moratorium, and other similar laws applicable to issuers of sovereign debt obligations may be substantially different from those applicable to issuers of private debt obligations. The political context, expressed as the willingness of an issuer of sovereign debt obligations to meet the terms of the debt obligation, for example, is of considerable importance. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of securities issued by foreign governments in the event of default under commercial bank loan agreements.

U.S. and Foreign Taxes
A Portfolio's investment in foreign securities may be subject to taxes withheld at the source on dividend or interest payments. Foreign taxes paid by a Portfolio may be creditable or deductible by U.S. shareholders for U.S. income tax purposes. No assurance can be given that applicable tax laws and interpretations will not change in the future. Moreover, non-U.S. investors may not be able to credit or deduct such foreign taxes.

Additional Risk Considerations for Investments in the Banking Industry Sustained increases in interest rates can adversely affect the availability and cost of funds for a bank's lending activities, and a deterioration in general economic conditions could increase the exposure to credit losses. The banking industry is also subject to the effects of the concentration of loan portfolios in particular businesses such as real estate, energy, agriculture or high technology-related companies; competition within those industries as well as with other types of financial institutions; and national and local governmental regulation. In addition, a Portfolio's investments in commercial banks located in several foreign countries are subject to additional risks due to the combination in such banks of commercial banking and diversified securities activities. As discussed above, however, a Portfolio will seek to minimize their exposure to such risks by investing only in debt securities which are determined to be of high quality.

U.S. Corporate Fixed Income Securities
The U.S. corporate fixed-income securities in which certain Portfolios invest may include securities issued in connection with corporate restructurings such as takeovers or leveraged buyouts, which may pose particular risks. Securities issued to finance corporate restructurings may have special credit risks due to the highly leveraged conditions

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


of the issuer. In addition, such issuers may lose experienced management as a result of the restructuring. Furthermore, the market price of such securities may be more volatile to the extent that expected benefits from the restructuring do not materialize. The Portfolios may also invest in U.S. corporate fixed-income securities that are not current in the payment of interest or principal or are in default, so long as the Adviser believes such investment is consistent with the Portfolio's investment objectives. The Portfolios' rights with respect to defaults on such securities will be subject to applicable U.S. bankruptcy, moratorium and other similar laws.

Future Developments
A Portfolio may take advantage of other investment practices that are not currently contemplated for use by the Portfolio, or are not available but may yet be developed, to the extent such investment practices are consistent with the Portfolio's investment objective and legally permissible for the Portfolio. Such investment practices, if they arise, may involve risks that are different from or exceed those involved in the practices described above.

Changes in Investment Objectives and Policies
The Portfolio's Board of Directors may change a Portfolio's investment objective without shareholder approval. The Portfolio will provide shareholders with 60 days' prior written notice of any change to the Portfolio's investment objective. Unless otherwise noted, all other investment policies of a Portfolio may be changed without shareholder approval.

General
The successful use of the investment practices described above draws upon the Adviser's special skills and experience and usually depends on the Adviser's ability to forecast price movements, interest rates, or currency exchange rate movements correctly. Should interest rates, prices or exchange rates move unexpectedly, a Portfolio may not achieve the anticipated benefits of the transactions or may realize losses and thus be in a worse position than if such strategies had not been used. Unlike many exchange-traded futures contracts and options on futures contracts, there are no daily price fluctuation limits for certain options on currencies and forward contracts, and adverse market movements could therefore continue to an unlimited extent over a period of time. In addition, the correlation between movements in the prices of such instruments and movements in the prices of the securities and currencies hedged or used for cover will not be perfect and could produce unanticipated losses.

Portfolio Turnover
The portfolio turnover rate for each Portfolio is included in the Financial Highlights section. Generally, the Portfolios are actively managed and a Portfolio's portfolio turnover may exceed 100% in some cases in response to market conditions or as otherwise discussed with respect to a specific Portfolio. A higher rate of portfolio turnover increases brokerage and other expenses, which must be borne by the Portfolio and its shareholders.

Temporary Defensive Position
For temporary defensive purposes to attempt to respond to adverse market, economic, political or other conditions, each Portfolio may invest in certain types of short-term, liquid, investment grade or high quality (depending on the Portfolio) debt securities. While a Portfolio is investing for temporary defensive purposes, it may not meet its investment objectives.

Portfolio Holdings
The Adviser publishes a complete schedule of the portfolio holdings for each Portfolio quarterly at www.AllianceBernstein.com (click on the U.S. Investor link and then on the Pricing & Performance quick link to select the Underlying Portfolio). The Adviser posts the schedule on the website as of the last day of each calendar month, approximately 30 days after the end of that month. This posted information generally remains accessible on the website for three months. In addition, the Adviser may post information about the number of securities a Portfolio holds, a summary of a Portfolio's top ten holdings (including name and the percentage of the Portfolio's assets invested in each holding), and a percentage breakdown of a Portfolio's investments by country, sector and industry, as applicable. A Portfolio's SAI includes a description of the policies and procedures that apply to disclosure of each Portfolio's portfolio holdings.

MANAGEMENT OF THE PORTFOLIOS
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Each Portfolio's adviser is AllianceBernstein L.P., 1345 Avenue of the Americas, New York, New York 10105. The Adviser is a leading international investment adviser managing client accounts with assets as of December 31, 2005, totaling approximately $579 billion (of which approximately $75 billion represented assets of investment companies). As of December 31, 2005, the Adviser managed retirement assets for many of the largest public and private employee benefit plans (including 37 of the nation's FORTUNE 100 companies), for public employee retirement funds in 37 states, for investment companies, and for foundations, endowments, banks and insurance companies world-wide. The 43 registered investment companies, managed by the Adviser, comprising 120 separate investment portfolios, currently have approximately 4.1 million shareholder accounts.

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



The Adviser provides investment advisory services and order placement facilities for the Portfolios. For these advisory services, for the fiscal year ended December 31, 2005, the Portfolios paid the Adviser as a percentage of average daily net assets:

                                                     Fee as a percentage of
    Portfolio                                       average daily net assets
    ---------                                       ------------------------
    AllianceBernstein U.S. Government/High
     Grade Securities Portfolio                               .45%
    AllianceBernstein High Yield Portfolio                    .50%
    AllianceBernstein Balanced Shares Portfolio               .55%
    AllianceBernstein International Research
     Growth Portfolio                                         .75%
    AllianceBernstein Global Bond Portfolio                   .45%
    AllianceBernstein Americas Government
     Income Portfolio                                         .50%
    AllianceBernstein Global Dollar Government
     Portfolio                                                .50%
    AllianceBernstein Utility Income Portfolio                .55%
    AllianceBernstein International Growth
     Portfolio                                                .75%
    AllianceBernstein Small Cap Growth Portfolio              .75%
    AllianceBernstein Real Estate Investment
     Portfolio                                                .55%
    AllianceBernstein International Value Portfolio           .75%
    AllianceBernstein Small/Mid Cap Value
     Portfolio                                                .75%
    AllianceBernstein Money Market Portfolio                  .45%
    AllianceBernstein Large Cap Growth Portfolio              .75%
    AllianceBernstein Growth and Income
     Portfolio                                                .55%
    AllianceBernstein Growth Portfolio                        .75%
    AllianceBernstein Global Technology
     Portfolio                                                .75%
    AllianceBernstein Value Portfolio                         .55%
    AllianceBernstein U.S. Large Cap Blended
     Style Portfolio*                                           0%

--------
* Fees are stated net of waivers and/or reimbursements in effect during the Portfolio's fiscal year ended December 31, 2005. Absent fee waivers and/or reimbursements, the fee paid to the Adviser by the Portfolio as a percentage of average daily net assets would have been .65%.

A discussion regarding the basis for the Board of Directors' approval of each Portfolio's investment advisory agreement is available in a Portfolio's annual report to shareholders for the fiscal year ended indicated above.

The Adviser may act as an investment adviser to other persons, firms, or corporations, including investment companies, hedge funds, pension funds, and other institutional investors. The Adviser may receive management fees, including performance fees, that may be higher or lower than the advisory fees it receives from the Portfolio. Certain other clients of the Adviser may have investment objectives and policies similar to those of a Portfolio. The Adviser may, from time to time, make recommendations that result in the purchase or sale of a particular security by its other clients simultaneously with a Portfolio. If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price or quantity. It is the policy of the Adviser to allocate advisory recommendations and the placing of orders in a manner that is deemed equitable by the Adviser to the accounts involved, including a Portfolio. When two or more of the clients of the Adviser (including a Portfolio) are purchasing or selling the same security on a given day from the same broker-dealer, such transactions may be averaged as to price.

PORTFOLIO MANAGERS
The management of and investment decisions for the AllianceBernstein Growth and Income Portfolio's portfolio are made by the Adviser's Relative Value Investment Team. The Relative Value Investment Team relies heavily on the fundamental analysis and research of the Adviser's large internal research staff. While the members of the team work jointly to determine the investment strategy, including stock selection, for the Portfolio, Mr. Frank Caruso, CIO of the Adviser's Relative Value Investment Team, is primarily responsible for the day-to-day management of the Portfolio (since 2001). Mr. Caruso is a Senior Vice President of the Adviser, with which he has been associated in a substantially similar capacity to his current position since prior to 2001.

The management of and investment decisions for AllianceBernstein Balanced Shares Portfolio's portfolio are made by the Balanced Shares Investment Team, comprised of senior members of the Relative Value Investment Team and senior members of the Global Credit Research Team. The Relative Value Investment Team relies heavily on the fundamental analysis and research of the Adviser's large internal research staff while the Global Credit Research Team relies on its own internal research staff. While the members of the Balanced Shares Investment Team work jointly to determine the investment strategy, as of March 1, 2005, Mr. Stephen Pelensky of the Relative Value Investment Team is responsible for the day-to-day management of the equity component of the Portfolio's portfolio and Mr. John Kelley of the Global Credit Research Team is responsible for day-to-day management of the debt component of the Portfolio's portfolio (since
2002). Mr. Pelensky is a Senior Vice President of the Adviser with which he has been associated in a substantially similar capacity to his current position since prior to 2001. Mr. Kelley is a Senior Vice President of the Adviser with which he has been associated since prior to 2001.

The day-to-day management and investment decisions for the AllianceBernstein Utility Income Portfolio are made by Ms. Annie Tsao, Senior Vice President of the Adviser and Research Analyst. Ms. Tsao has been responsible for the Portfolio's investments since 2001, and has been associated with the Adviser in a substantially similar capacity to her current position since prior to 2001. Ms. Tsao relies heavily on the fundamental analysis and research of the Adviser's large internal research staff.

The day-to-day management of and investment decisions for the AllianceBernstein Growth Portfolio's portfolio are made by Mr. Alan Levi, Senior Vice President of the Adviser. Mr. Levi has been responsible for the Portfolio's

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


investments since 2000, and has been with the firm since prior to 2001.
Mr. Levi is a member of the Adviser's MultiCap Growth Team that collaborates actively on the management of the Adviser's MultiCap portfolios. In addition, Mr. Levi relies heavily on the fundamental analysis and research of the Adviser's large internal research staff.

The day-to-day management of and investment decisions for the AllianceBernstein Global Technology Portfolio's portfolio are made by Ms. Janet Walsh, Senior Vice President of the Adviser. Ms. Walsh has been responsible for the Portfolio's investments since 2003, and has been with the firm since prior to 2001. Ms. Walsh is a member of the Adviser's Global Technology Research Team that collaborates actively on the management of the Adviser's technology portfolios. In addition, Ms. Walsh relies heavily on the fundamental analysis and research of the Adviser's large internal research staff.

The management of, and investment decisions for, the AllianceBernstein International Growth Portfolio's portfolio are made by the International Growth Fund Management Team, comprised of senior members of the Global Emerging Growth Investment Team and the International Large Cap Growth Investment Team. Each Investment Team relies heavily on the fundamental analysis and research of the Adviser's large internal research staff. No one person is principally responsible for making recommendations for the Portfolio's portfolio.

The following table lists the persons within the Global Emerging Growth Investment Team and the International Large Cap Growth Investment Team with the most significant responsibility for the day-to-day management of the Portfolio's portfolio, the length of time that each person has been jointly and primarily responsible for the Portfolio, and each person's principal occupation during the past five years:

       Employee; Year; Title;            Principal Occupation During the
     Underlying Investment Team                Past Five (5) Years
     --------------------------       -------------------------------------
Michael Levy; since 2003; Senior      Senior Vice President of ABL with
Vice President of AllianceBernstein   which he has been associated in a
Limited ("ABL"); Global Emerging      substantially similar capacity to his
Growth Investment Team                current position since prior to 2001.

Edward Baker III; since 2002; Senior  Senior Vice President and Chief
Vice President of the Adviser; Global Investment Officer-Emerging
Emerging Growth Investment Team       Markets of the Adviser with which
                                      he has been associated in a
                                      substantially similar capacity to his
                                      current position since prior to 2001.

Christopher Toub; since May 2005;     Executive Vice President of the
Executive Vice President of the       Adviser with which he has been
Adviser; International Large Cap      associated in a substantially
Growth Investment Team                similar capacity to his current
                                      position since prior to 2001.

The day-to-day management and investment decisions for the AllianceBernstein International Research Growth Portfolio are made by the Adviser's International Research Growth sector analyst-managers, with oversight by the Adviser's International Research Growth Oversight Group.

Stock selection within each market sector of the Portfolio's portfolio is the responsibility of a senior analyst-manager for that sector. The sector analyst-managers rely heavily on the fundamental analysis and research of the Adviser's industry-focused equity analysts abroad.

The Adviser's International Research Growth Oversight Group, comprised of senior investment professionals, in consultation with the International Research Growth sector analyst-managers, is responsible for determining the market sectors into which the Portfolio's assets are invested and the percentage allocation into each sector.

The following table lists the sector analyst-managers with the responsibility for the day-to-day management of the Portfolio's portfolio, the year that each person assumed joint and primary responsibility for the Portfolio, and each person's principal occupation during the past five years:

                                      Principal Occupation During the
       Employee; Year; Title                Past Five (5) Years
       ---------------------         ----------------------------------
Hiromitsu Agata; since 2005; Senior  Senior Vice President of
Vice President of AllianceBernstein  AllianceBernstein Japan Ltd. with
Japan Ltd.                           which he has been associated
                                     since prior to 2001.

Isabel Buccellati; since 2005; Vice  Vice President of ABL with which
President of ABL                     she has been associated since
                                     prior to 2001.

William Johnston; since 2005;        Senior Vice President of ABL with
Senior Vice President of ABL         which he has been associated
                                     since prior to 2001.

Valli Niththyananthan; since 2005;   Vice President of ABL with which
Vice President of ABL                she has been associated since
                                     prior to 2001.

Michele Patri; since 2005; Vice      Vice President of ABL and a Non-
President of ABL                     US Developed Analyst since
                                     April, 2001. Prior thereto, he was
                                     a portfolio manager at Citigroup
                                     Asset Manager in London since
                                     prior to 2001.

Thomas A. Schmitt; since 2005;       Senior Vice President of the
Senior Vice President of the Adviser Adviser with which he has been associated since prior to 2001.

Atsushi Yamamoto; since 2005;        Senior Vice President of
Senior Vice President of             AllianceBernstein Japan Ltd. with
AllianceBernstein Japan Ltd.         which he has been associated
                                     since prior to 2001.

The management of and investment decisions for each of the other Portfolios' portfolios are made by certain Investment Policy Groups or Investment Teams. Each Investment Policy Group or Investment Team relies heavily on the fundamental analysis and research of the Adviser's large internal research staff. No one person is principally responsible for making recommendations for each Portfolio's portfolio.

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



The following table lists the Investment Policy Groups or Investment Teams, the persons within each Investment Policy Group or Investment Team with the most significant responsibility for the day-to-day management of the Portfolio's portfolio, the year that each person assumed joint and primary responsibility for the Portfolio, and each person's principal occupation during the past five years:

                                                    Principal Occupation
          Portfolio and                               During the Past
        Responsible Group    Employee; Year; Title     Five (5) Years
        -----------------    --------------------- -----------------------
      AllianceBernstein      Raymond J. Papera;    Senior Vice President
       Money Market          since 1997; Senior    of the Adviser with
       Portfolio             Vice President of the which he has been
                             Adviser               associated since prior
                                                   to 2001.

        Money Market         Maria Cona; since     Vice President of the
         Investment Team     2005; Vice President  Adviser with which
                             of the Adviser        she has been
                                                   associated since prior
                                                   to 2001.

                             Jason Moshos; since   Assistant Portfolio
                             2005; Assistant       Manager of the
                             Portfolio Manager of  Adviser since
                             the Adviser           September 2003.
                                                   Prior thereto, he was
                                                   a research assistant in
                                                   the Adviser's
                                                   Municipal Credit
                                                   Research area since
                                                   prior to 2001.

      AllianceBernstein U.S  Alison Martier; since Senior Vice President
       Government/High       2005; Senior Vice     of the Adviser with
       Grade Securities      President of the      which she has been
       Portfolio             Adviser               associated since prior
                                                   to 2001.

        U.S. Investment      Greg Wilensky; since  Vice President of the
         Grade Fixed         2005; Vice President  Adviser and Director
         Income Team         of the Adviser        of Stable Value
                                                   Investments, with
                                                   which he has been
                                                   associated since prior
                                                   to 2001.

      AllianceBernstein High Douglas J. Peebles;   Executive Vice
       Yield Portfolio       since 2006; Executive President of the
                             Vice President of the Adviser, with which he
        Global Credit Team   Adviser and Chief     has been associated
                             Investment Officer    since prior to 2001,
                             and Co-Head of        and Chief Investment
                             Fixed-Income          Officer and Co-Head
                                                   of Fixed Income.

                             Andrew M. Aran;       Senior Vice President
                             since 2006; Senior    of the Adviser, with
                             Vice President of the which he has been
                             Adviser               associated since prior
                                                   to 2001.

                                                  Principal Occupation
          Portfolio and                             During the Past
        Responsible Group  Employee; Year; Title     Five (5) Years
        -----------------  --------------------- ----------------------
                           Joel J. McKoan; since Senior Vice President
                           2006; Senior Vice     of the Adviser, with
                           President of the      which he has been
                           Adviser and Director  associated since
                           of Credit             2003 and Director of
                                                 Credit. Prior to 2003,
                                                 he was a Managing
                                                 Director at UBS
                                                 Warburg where he
                                                 headed the North
                                                 American Debt
                                                 Syndicate Group, with
                                                 responsibility for
                                                 primary trading of
                                                 corporate debt,
                                                 emerging market-debt
                                                 and structured
                                                 products and was
                                                 Global Co-Head of
                                                 the CDO Group at
                                                 UBS Warburg since
                                                 prior to 2001.

                           Gershon Distenfeld;   Vice President of the
                           since 2005; Vice      Adviser, with which he
                           President of the      has been associated
                           Adviser               since prior to 2001.

        AllianceBernstein  Michael L. Mon; since Vice President of the
         Global Bond       2005; Vice President  Adviser with which he
         Portfolio         of the Adviser        has been associated
                                                 since prior to 2001.

          Global Fixed     Douglas J. Peebles;   Executive Vice
         Income            since 2001; Executive President of the
           Investment Team Vice President of the Adviser with which he
                           Adviser               has been associated
                                                 since prior to 2001.

                           Matthew Sheridan;     Vice President of the
                           since 2005; Vice      Adviser with which he
                           President of the      has been associated
                           Adviser               since prior to 2001.

        AllianceBernstein  Paul J. DeNoon; since Senior Vice President
         Americas          2002; Senior Vice     of the Adviser with
         Government        President of the      which he has been
         Income Portfolio  Adviser               associated since prior
                                                 to 2001.

          Global Fixed     Michael L. Mon; since (see above)
           Income          2003; (see above)
           Investment Team

                           Douglas J. Peebles;   (see above)
                           since 2003; (see
                           above)

                           Scott DiMaggio; since Vice President of the
                           2005; Vice President  Adviser with which he
                           of the Adviser        has been associated
                                                 since prior to 2001.

                                                    Principal Occupation
         Portfolio and                                During the Past
       Responsible Group    Employee; Year; Title      Five (5) Years
       -----------------    ---------------------- -----------------------
     AllianceBernstein      Bruce Aronow; since    Senior Vice President
      Small Cap Growth      2000; Senior Vice      of the Adviser with
      Portfolio             President of the       which he has been
                            Adviser                associated since prior
       Small Cap Growth                            to 2001.
        Investment Team     Kumar Kirpalani; since
                            2005; Vice President   Vice President of the
                            of the Adviser         Adviser with which he
                                                   has been associated
                                                   since prior to 2001.

                            Samantha Lau; since    Vice President of the
                            2005; Vice President   Adviser with which
                            of the Adviser         she has been
                                                   associated since prior
                                                   to 2001.

                            Wen-Tse Tseng; since   Vice President of the
                            2006; Vice President   Adviser, with which he
                            of the Adviser         has been associated
                                                   since March 2006.
                                                   Prior thereto, he was
                                                   the healthcare-sector
                                                   portfolio manager for
                                                   the small-cap growth
                                                   team at William D.
                                                   Witter since 2003. He
                                                   also worked at Weiss,
                                                   Peck & Greer,
                                                   managing the health
                                                   care sector with the
                                                   same team with which
                                                   he worked at William
                                                   D. Witter, from April
                                                   2002 to August 2003.
                                                   Prior thereto, he was a
                                                   senior healthcare
                                                   analyst at JP Morgan
                                                   Fleming Asset
                                                   Management since
                                                   prior to 2001.

     AllianceBernstein Real Joseph G. Paul; since  Senior Vice President
      Estate Investment     2004; Senior Vice      of the Adviser and
      Portfolio             President of the       Chief Investment
                            Adviser and Chief      Officer--Small and
       REIT Investment      Investment Officer of  Mid-Capitalization
        Policy Group        Small and Mid-         Value Equities since
                            Capitalization Value   2002 and Co-Chief
                            Equity and Co-Chief    Investment Officer of
                            Investment Officer of  Real Estate Equity
                            Real Estate Equity     Securities since 2004.
                            Securities since 2004  He is also Chief
                                                   Investment Officer of
                                                   Advanced Value at
                                                   the Adviser since prior
                                                   to 2001 and held the
                                                   same position at
                                                   Sanford C. Bernstein
                                                   & Co., Inc. ("SCB")
                                                   since prior to 2000.

                            Teresa Marziano;       Senior Vice President
                            since 2004; Senior     of the Adviser since
                            Vice President of the  prior to 2001 and Co-
                            Adviser and Co-Chief   Chief Investment
                            Investment Officer of  Officer of Real Estate
                            Real Estate            Investments since
                            Investments            July 2004.

                                                     Principal Occupation
        Portfolio and                                  During the Past
      Responsible Group    Employee; Year; Title        Five (5) Years
      -----------------   ------------------------ ------------------------
    AllianceBernstein     Sharon E. Fay; since     Executive Vice
     International Value  2005; Executive Vice     President of the
     Portfolio            President of the         Adviser and Chief
                          Adviser and Chief        Investment Officer of
      International Value Investment Officer of    UK, European and
       Investment         Global Value Equities    Global Value Equities
       Policy Group                                since June 2003. She
                                                   has continued to
                                                   serve as Chief
                                                   Investment Officer of
                                                   UK and European
                                                   Value Equities at the
                                                   Adviser since prior to
                                                   2001, and chairs the
                                                   Global, European and
                                                   UK Value Investment
                                                   Policy Groups since
                                                   prior to 2001.

                          Kevin F. Simms; since    Senior Vice President
                          inception; Senior Vice   of the Adviser and
                          President of the         Co-Chief Investment
                          Adviser, Co-Chief        Officer of International
                          Investment Officer of    Value Equities since
                          International Value      2003. He is also
                          Equities and Director    Director of Research
                          of Research for          for International Value
                          International Value      and Global Value
                          and Global Value         Equities at the Adviser
                          Equities                 since prior to 2001.

                          Henry S. D'Auria;        Senior Vice President
                          since 2003; Senior       of the Adviser since
                          Vice President of the    prior to 2001, Chief
                          Adviser, Chief           Investment Officer of
                          Investment Officer of    Emerging Markets
                          Emerging Markets         Value Equities since
                          Value Equities and       2002 and Co-Chief
                          Co-Chief Investment      Investment Officer of
                          Officer of International International Value
                          Value Equities           Equities of the Adviser
                                                   since June 2003. He
                                                   is also Chief
                                                   Investment Officer of
                                                   Emerging Markets
                                                   Value Equities at the
                                                   Adviser since 2002.
                                                   Prior thereto, he was
                                                   Director of Research
                                                   of Small Cap Value
                                                   and Emerging
                                                   Markets Value
                                                   Equities at SCB since
                                                   prior to 2001.

                          Giulio A. Martini; since Senior Vice President
                          2005; Senior Vice        of the Adviser with
                          President of the         which he has been
                          Adviser                  associated since prior
                                                   to 2001.

    AllianceBernstein     Joseph G. Paul; since    (see above)
     Small/Mid Cap        2002; (see above)
     Value Portfolio

                          James W.                 Senior Vice President
      Small/Mid Cap       MacGregor; since         of the Adviser since
       Value Investment   2005; Senior Vice        prior to 2001. He is
       Policy Group       President of the         also currently Director
                          Adviser and Director     of Research--Small
                          of Research--Small       and Mid Cap Value
                          and Mid Cap Value        Equities.
                          Equities

                                                    Principal Occupation
          Portfolio and                               During the Past
        Responsible Group   Employee; Year; Title      Five (5) Years
        -----------------   ---------------------- ----------------------
                            Andrew J. Weiner;      Senior Vice President
                            since 2005; Senior     of the Adviser since
                            Vice President of the  prior to 2001.
                            Adviser

      AllianceBernstein     Marilyn G. Fedak;      Executive Vice
       Value Portfolio      since inception;       President of the
                            Executive Vice         Adviser since prior to
      U.S. Value Investment President of the       2001. She is Head of
       Policy Group         Adviser and Head of    SCB Value Equities
                            SCB Value Equities     Business and Co-
                            Business               Chief Investment
                            and Co-Chief           Officer of U.S. Value
                            Investment Officer--   Equities.
                            U.S. Value Equities

                            John Mahedy; since     Senior Vice President
                            2005; Senior Vice      of the Adviser since
                            President of the       prior to 2001, Co-
                            Adviser and Co-Chief   Chief Investment
                            Investment Officer of  Officer of U.S. Value
                            U.S. Value Equities    Equities since 2003
                                                   and Director of
                                                   Research--U.S. Value
                                                   Equities since 2001.
                                                   Prior thereto, he was
                                                   a Senior Research
                                                   Analyst for SCB since
                                                   prior to 2001.

                            Christopher Marx;      Senior Vice President
                            since 2005; Senior     of the Adviser with
                            Vice President of the  which he has been
                            Adviser                associated since prior
                                                   to 2001.

                            John D. Philips; since Senior Vice President
                            2005; Senior Vice      of the Adviser with
                            President of the       which he has been
                            Adviser                associated since prior
                                                   to 2001.

      AllianceBernstein     James G. Reilly; since Executive Vice
       Large Cap Growth     2006; Executive Vice   President of the
       Portfolio            President of the       Adviser with which he
                            Adviser                has been associated
        U.S. Large Cap                             since prior to 2001.
         Growth                                    Mr. Reilly has been a
         Investment Team                           member of the U.S.
                                                   Large Cap Growth
                                                   Investment Team
                                                   since 1988.

                            David P. Handke, Jr.;  Senior Vice President
                            since 2006; Senior     of the Adviser with
                            Vice President of the  which he has been
                            Adviser                associated since prior
                                                   to 2001. Mr. Handke
                                                   has been a member
                                                   of the U.S. Large Cap
                                                   Growth Investment
                                                   Team since 1984.

                                                  Principal Occupation
         Portfolio and                              During the Past
       Responsible Group   Employee; Year; Title     Five (5) Years
       -----------------   --------------------- -----------------------
                           Scott Wallace; since  Senior Vice President
                           2006; Senior Vice     of the Adviser with
                           President of the      which he has been
                           Adviser               associated since prior
                                                 to 2001. Mr. Wallace
                                                 has been a member
                                                 of the U.S. Large Cap
                                                 Growth Investment
                                                 Team since 2001.

                           Michael J. Reilly;    Senior Vice President
                           since 2006; Senior    of the Adviser with
                           Vice President of the which he has been
                           Adviser               associated since prior
                                                 to 2001. Mr. Reilly has
                                                 been a member of the
                                                 U.S. Large Cap
                                                 Growth Investment
                                                 Team since 1992.

                           Syed J. Hasnain;      Senior Vice President
                           since 2006; Senior    of the Adviser with
                           Vice President of the which he has been
                           Adviser               associated since prior
                                                 to 2001. Mr. Hasnain
                                                 has been a member
                                                 of the U.S. Large Cap
                                                 Growth Investment
                                                 Team since 1994.

       AllianceBernstein   Paul J. DeNoon; since Senior Vice President
        Global Dollar      August 2002; Senior   of the Adviser, with
        Government         Vice President of the which he has been
        Portfolio          Adviser and Director  associated in a
                           of Emerging Market    substantially similar
         Global Fixed      Debt                  capacity to his current
          Income:                                position since prior to
          Emerging                               2001, and Director of
          Markets                                Emerging Market
          Investment Team                        Debt.

                           Fernado Grisales;     Assistant Vice
                           since January 2005;   President of the
                           Assistant Vice        Adviser, with which he
                           President             has been associated
                                                 since October 2001.
                                                 He provided trade
                                                 support to Alliance's
                                                 Bernstein Private
                                                 Wealth Group from
                                                 October 2001 until
                                                 June 2003. From
                                                 June 2003 until
                                                 January 2005, he
                                                 worked as a portfolio
                                                 assistant for the
                                                 Global Fixed Income
                                                 Team and became an
                                                 Assistant Portfolio
                                                 Manager for the
                                                 Global Fixed Income:
                                                 Emerging Markets
                                                 Investment Team
                                                 since January 2005.

                                                      Principal Occupation
         Portfolio and                                  During the Past
       Responsible Group     Employee; Year; Title       Five (5) Years
       -----------------     ---------------------- ------------------------
                             Michael L. Mon; since  Vice President of the
                             July 1999; Vice        Adviser, with which he
                             President of the       has been associated
                             Adviser                in a substantially
                                                    similar capacity to his
                                                    current position since
                                                    prior to 2001.

                             Douglas J. Peebles;    Executive Vice
                             since inception;       President of the
                             Executive Vice         Adviser, with which he
                             President of the       has been associated
                             Adviser, Chief         in a substantially
                             Investment Officer     similar capacity to his
                             and Co-Head of Fixed   current position since
                             Income                 prior to 2001, and
                                                    Chief Investment
                                                    Officer and Co-Head
                                                    of Fixed Income.

                             Matthew Sheridan;      Vice President of the
                             since October 2005;    Adviser with which he
                             Vice President of the  has been associated
                             Adviser                in a substantially
                                                    similar capacity to his
                                                    current position since
                                                    prior to 2001.

     AllianceBernstein U.S.  Drew Demakis; since    Senior Vice President
       Large Cap             inception; Senior Vice of the Adviser with
       Blended               President of the       which he has been
       Style Portfolio       Adviser                associated in a similar
                                                    capacity to his current
       Blend Investment                             position since prior to
         Policy Team                                2001.

                             Thomas J. Fontaine;    Vice President of the
                             since inception; Vice  Adviser with which he
                             President of the       has been associated
                             Adviser                in a similar capacity to
                                                    his current position
                                                    since prior to 2001.

                             Joshua Lisser; since   Senior Vice President
                             inception; Senior Vice of the Adviser with
                             President of the       which he has been
                             Adviser                associated in a similar
                                                    capacity to his current
                                                    position since prior to
                                                    2001.

                             Seth Masters; since    Executive Vice
                             inception; Executive   President of the
                             Vice President of the  Adviser with which he
                             Adviser                has been associated
                                                    in a similar capacity to
                                                    his current position
                                                    since prior to 2001.

                             Christopher Nikolich;  Vice President of the
                             since inception; Vice  Adviser with which he
                             President of the       has been associated
                             Adviser                in a similar capacity to
                                                    his current position
                                                    since prior to 2001.


Additional information about the Portfolio Managers may be found in the Fund's SAI.

LEGAL PROCEEDINGS
As has been previously reported in the press, the Staff of the Securities and Exchange Commission (the "Commission") and the Office of the New York Attorney General ("NYAG") have been investigating practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that the Adviser provide information to them. The Adviser has been cooperating and will continue to cooperate with all of these authorities.

On December 18, 2003, the Adviser confirmed that it had reached terms with the Commission and the NYAG for the resolution of regulatory claims relating to the practice of "market timing" mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the Commission is reflected in an Order of the Commission ("Commission Order"). The agreement with the NYAG is memorialized in an Assurance of Discontinuance dated September 1, 2004 ("NYAG Order"). Among the key provisions of these agreements are the following:

(i)The Adviser agreed to establish a $250 million fund (the "Reimbursement Fund") to compensate mutual fund shareholders for the adverse effects of market timing attributable to market timing relationships described in the Commission Order. According to the Commission Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based on (a) their aliquot share of losses suffered by the fund due to market timing, and (b) a proportionate share of advisory fees paid by such fund during the period of such market timing;

(ii)The Adviser agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds until December 31, 2008; and

(iii)The Adviser agreed to implement changes to its governance and compliance procedures. Additionally, the Commission Order and the NYAG Order contemplate that the Adviser's registered investment company clients, including the Fund, will introduce governance and compliance changes.

In anticipation of final, definitive documentation of the NYAG Order and effective January 1, 2004, the Adviser began waiving a portion of the advisory fee it receives for managing the AllianceBernstein Variable Products Series Fund. On September 7, 2004, the Fund's advisory agreement was amended to reflect the reduced advisory fee.

A special committee of the Adviser's Board of Directors, comprised of the members of the Adviser's Audit Committee and the other independent member of the Adviser's Board, is continuing to direct and oversee an internal investigation and a comprehensive review of the facts and circumstances relevant to the Commission's and the NYAG's investigations. In addition, the Independent

Directors of the Fund (the "Independent Directors") have initiated an investigation of the above-mentioned matters with the advice of an independent economic consultant and independent counsel. The Independent Directors have formed a special committee to supervise the investigation.

On October 2, 2003, a putative class action complaint entitled Hindo et al. v. AllianceBernstein Growth & Income Fund et al. (the "Hindo Complaint") was filed against the Adviser; AllianceBernstein Holding L.P. ("Holding"); AllianceBernstein Corporation ("AB Corp."); AXA Financial, Inc.; the AllianceBernstein Mutual Funds; certain officers of the Adviser ("Alliance defendants"); and certain other defendants not affiliated with the Adviser, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Mutual Funds. The Hindo Complaint alleges that certain of the Alliance defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in "late trading" and "market timing" of AllianceBernstein Mutual Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Securities Exchange Act of 1934, and Sections 206 and 215 of the Investment Advisers Act of 1940. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Since October 2, 2003, numerous additional lawsuits making factual allegations similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants, and others may be filed. All state court actions against the Adviser either were voluntarily dismissed or removed to federal court. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred all federal actions to the United States District Court for the District of Maryland (the "Mutual Fund MDL"). All of the actions removed to federal court were also transferred to the Mutual Fund MDL. The plaintiffs in the removed actions have since moved for a remand, and that motion is pending.

On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the Commission Order and the NYAG Order. The claims in the mutual fund derivative consolidated amended complaint are generally based on the theory that all fund advisory agreements, distribution agreements and 12b-1 plans between the Adviser and the AllianceBernstein Funds should be invalidated, regardless of whether market timing occurred in each individual fund, because each was approved by fund directors on the basis of materially misleading information with respect to the level of market timing permitted in funds managed by the Adviser. The claims asserted in the other three consolidated amended complaints are similar to those that the respective plaintiffs asserted in their previous federal lawsuits. All of these lawsuits seek an unspecified amount of damages. The Alliance defendants have moved to dismiss the complaints, and those motions are pending.

On February 10, 2004, the Adviser received (i) a subpoena duces tecum from the Office of the Attorney General of the State of West Virginia and (ii) a request for information from West Virginia's Office of the State Auditor, Securities Commission (the "West Virginia Securities Commission") (together, the "Information Requests"). Both Information Requests require the Adviser to produce documents concerning, among other things, any market timing or late trading in the Adviser's sponsored mutual funds. The Adviser responded to the Information Requests and has been cooperating fully with the investigation.

On April 11, 2005, a complaint entitled The Attorney General of the State of West Virginia v. AIM Advisors, Inc., et al. ("WVAG Complaint") was filed against the Adviser, Holding, and various other defendants not affiliated with the Adviser. The WVAG Complaint was filed in the Circuit Court of Marshall County, West Virginia by the Attorney General of the State of West Virginia. The WVAG Complaint makes factual allegations generally similar to those in the Hindo Complaint. On May 31, 2005, defendants removed the WVAG Complaint to the United States District Court for the Northern District of West Virginia. On July 12, 2005, plaintiff moved to remand. On October 19, 2005, the WVAG Complaint was transferred to the Mutual Fund MDL.

On August 30, 2005, the deputy commissioner of securities of the West Virginia Securities Commission signed a "Summary Order to Cease and Desist, and Notice of Right to Hearing" addressed to the Adviser and Holding. The Summary Order claims that the Adviser and Holding violated the West Virginia Uniform Securities Act, and makes factual allegations generally similar to those in the Commission Order and the NYAG Order. On January 26, 2006, the Adviser, Holding and various unaffiliated defendants filed a Petition for Writ of Prohibition and Order Suspending Proceedings in West Virginia state court seeking to vacate the Summary Order and for other relief. The Adviser intends to vigorously defend against the allegations in the WVAG Complaint.

On June 22, 2004, a purported class action complaint entitled Aucoin, et al. v. Alliance Capital Management L.P., et al. (the "Aucoin Complaint") was filed against the Adviser, Holding, AB Corp., AXA Financial, Inc., ABI, certain current and former directors of the AllianceBernstein Mutual Funds, and unnamed Doe defendants. The Aucoin Complaint names certain of the AllianceBernstein Mutual Funds as nominal defendants. The Aucoin Complaint was filed in the United States District Court for the Southern District of New York by an alleged shareholder of an AllianceBernstein Mutual Fund. The Aucoin Complaint alleges, among other things, (i) that certain of the defendants improperly authorized the payment of excessive commissions and other fees from AllianceBernstein Fund assets to broker-dealers in exchange for preferential marketing services, (ii) that certain of the defendants misrepresented and omitted from registration statements and other reports material facts concerning such payments, and (iii) that certain defendants caused such conduct as control persons of other defendants. The Aucoin Complaint asserts claims for violation of Sections 34(b), 36(b) and 48(a) of the 1940 Act, Sections 206 and 215 of the Advisers Act, breach of common law fiduciary duties, and aiding and abetting breaches of common law fiduciary duties. Plaintiffs seek an unspecified amount of compensatory damages and punitive damages, rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts, an accounting of all AllianceBernstein Fund-related fees, commissions and soft dollar payments, and restitution of all unlawfully or discriminatorily obtained fees and expenses.

Since June 22, 2004, nine additional lawsuits making factual allegations substantially similar to those in the Aucoin Complaint were filed against the Adviser and certain other defendants. All nine of the lawsuits (i) were brought as class actions filed in the United States District Court for the Southern District of New York, (ii) assert claims substantially identical to the Aucoin Complaint, and (iii) are brought on behalf of shareholders of the funds.

On February 2, 2005, plaintiffs filed a consolidated amended class action complaint ("Aucoin Consolidated Amended Complaint") that asserts claims substantially similar to the Aucoin Complaint and the nine additional lawsuits referenced above. On October 19, 2005, the District Court dismissed each of the claims set forth in the Aucoin Consolidated Amended Complaint, except for plaintiff's claim under Section 36(b) of the Investment Company Act. On
January 11, 2006, the District Court granted defendants' motion for reconsideration and dismissed the remaining Section 36(b) claim. Plaintiffs have moved for leave to amend their consolidated complaint.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of a Portfolio's shares or other adverse consequences to that Portfolio. This may require a Portfolio to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Portfolio. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the Portfolios.

DIVIDENDS, DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

The AllianceBernstein Money Market Portfolio declares income dividends each business day at 4:00 p.m., Eastern time. The dividends are paid monthly via automatic investment in additional full and fractional shares. As these additional shares are entitled to income, a compounding of income occurs.

The other Portfolios declare dividends on their shares at least annually. The income and capital gains distribution will be made in shares of each Portfolio.

See the prospectus of the separate account of the participating insurance company for federal income tax information.

Investment income received by a Portfolio from sources within foreign countries may be subject to foreign income taxes withheld at the source. Provided that certain requirements are met, a Portfolio may "pass-through" to its shareholders credits or deductions to foreign income taxes paid. Non-U.S. investors may not be able to credit or deduct such foreign taxes.

GLOSSARY OF INVESTMENT TERMS
--------------------------------------------------------------------------------

Bonds are interest-bearing or discounted government or corporate securities that obligate the issuer to pay the bond holder a specified sum of money, usually at specified intervals, and to repay the principal amount of the loan at maturity.

Duration As a technical matter, duration is a measure that relates the price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security is the weighted average term to maturity, expressed in years, of the present value of all future cash flows, including coupon payments and principal payments. Duration is always less than or equal to full maturity. As a practical matter, duration may be used to determine the sensitivity of a security's price to changes in interest rates. The longer a security's duration, the more sensitive it will be to changes in interest rates. Similarly, a Portfolio with a longer average portfolio duration will be more sensitive to changes in interest rates, and may have more risk, than a Portfolio with a shorter average portfolio duration. By way of example, the price of a bond fund with a duration of five years would be expected to fall approximately 5% if interest rates rose by one percentage point.

Fixed-income securities are investments, such as bonds or other debt securities or preferred stocks that pay a fixed rate of return.

Mortgage-related securities are pools of mortgage loans that are assembled for sale to investors (such as mutual funds) by various governmental, government-related, and private organizations.

Sovereign debt obligations are foreign government debt securities, loan participations between foreign governments and financial institutions, and interests in entities organized and operated for the purpose of restructuring the investment characteristics of foreign government securities.

Supranational entities are international organizations formed by two or more governments. Examples of supranational entities include the International Bank for Reconstruction and Development, the Inter-American Development Bank, the Asian Development Bank, the African Development Bank, the International Finance Corporation and the European Bank for Reconstruction and Development.

U.S. Government securities are securities issued or guaranteed by the United States Government, its agencies or instrumentalities or by certain government-sponsored entities (entities chartered by or sponsored by Act of Congress). These securities include securities backed by the full faith and credit of the United States, those supported by the right of the issuer to borrow from the U.S. Treasury, and those backed only by the credit of the issuing agency or entity itself. The first category includes U.S. Treasury securities (which are U.S. Treasury bills, notes, and bonds) and certificates issued by the Government National Mortgage Association, or GNMA. U.S. Government securities not backed by the full faith and credit of the United States or a right to borrow from the U.S. Treasury include certificates issued by the Federal National Mortgage Association, or FNMA and the Federal Home Loan Mortgage Corporation, or FHLMC.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


The financial highlights table is intended to help you understand each Portfolio's financial performance for the past 5 years (or, if shorter, the period of the Portfolio's operations). Certain information reflects financial results for a single share of a class of each Portfolio. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). The total returns in the table do not take into account separate account charges. If separate account charges were included, an investor's returns would have been lower. This information has been audited by Ernst & Young LLP, the independent registered public accounting firm for all Portfolios, whose reports, along with each Portfolio's financial statements, are included in each Portfolio's Annual Report, which is available upon request.

                                 AllianceBernstein U.S. Government/High Grade Securities Portfolio

                                                                                            Year Ended December 31,
                                                                           --------------------------------------------
                                                                             2005       2004       2003        2002
                                                                           -------  --------     --------  --------
Net asset value, beginning of period...................................... $ 12.28  $  12.56     $  12.54  $  12.00
                                                                           -------  --------     --------  --------
Income From Investment Operations
Net investment income (loss)(a)...........................................     .41       .32(b)       .26       .42
Net realized and unrealized gain (loss) on investment transactions........    (.17)      .12          .23       .49
                                                                           -------  --------     --------  --------
Net increase in net asset value from operations...........................     .24       .44          .49       .91
                                                                           -------  --------     --------  --------
Less: Dividends and Distributions
Dividends from net investment income......................................    (.36)     (.36)        (.37)     (.37)
Distributions from net realized gain on investment transactions...........    (.34)     (.36)        (.10)      -0-
                                                                           -------  --------     --------  --------
Total dividends and distributions.........................................    (.70)     (.72)        (.47)     (.37)
                                                                           -------  --------     --------  --------
Net asset value, end of period............................................ $ 11.82  $  12.28     $  12.56  $  12.54
                                                                           =======  ========     ========  ========
Total Return
Total investment return based on net asset value(d).......................    1.98%     3.77%        3.88%     7.79%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)................................. $83,329  $102,543     $129,194  $164,265
Ratio to average net assets of:
  Expenses, net of waivers and reimbursements.............................     .71%      .68%         .77%      .82%
  Expenses, before waivers and reimbursements.............................     .71%      .78%         .77%      .82%
  Net investment income (loss)............................................    3.37%     2.46%(b)     2.10%     3.49%
Portfolio turnover rate...................................................     529%      662%         748%      551%

                                               AllianceBernstein High Yield Portfolio

                                                                                            Year Ended December 31,
                                                                           --------------------------------------------
                                                                             2005       2004       2003        2002
                                                                           -------  --------     --------  --------
Net asset value, beginning of period...................................... $  7.97  $   7.91     $   6.83  $   7.51
                                                                           -------  --------     --------  --------
Income From Investment Operations
Net investment income (loss)(a)...........................................     .58       .60(b)       .55       .54(b)
Net realized and unrealized gain (loss) on investment and foreign currency
 transactions.............................................................    (.45)     (.01)         .95      (.76)
                                                                           -------  --------     --------  --------
Net increase (decrease) in net asset value from operations................     .13       .59         1.50      (.22)
                                                                           -------  --------     --------  --------
Less: Dividends
Dividends from net investment income......................................    (.67)     (.53)        (.42)     (.46)
                                                                           -------  --------     --------  --------
Net asset value, end of period............................................ $  7.43  $   7.97     $   7.91  $   6.83
                                                                           =======  ========     ========  ========
Total Return
Total investment return based on net asset value(d).......................    1.78%     7.98%       22.44%    (3.03)%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)................................. $34,968  $ 42,842     $ 48,076  $ 34,765
Ratio to average net assets of:
  Expenses, net of waivers and reimbursements.............................    1.09%     1.04%        1.46%     1.18%
  Expenses, before waivers and reimbursements.............................    1.09%     1.21%        1.46%     1.45%
  Net investment income (loss)............................................    7.58%     7.74%(b)     7.48%     7.78%(b)
Portfolio turnover rate...................................................      54%       80%         105%       83%

                                 AllianceBernstein U.S. Government/High Grade Securities Portfolio


                                                                           ---------
                                                                             2001(c)
                                                                           --------
Net asset value, beginning of period...................................... $  11.68
                                                                           --------
Income From Investment Operations
Net investment income (loss)(a)...........................................      .57
Net realized and unrealized gain (loss) on investment transactions........      .33
                                                                           --------
Net increase in net asset value from operations...........................      .90
                                                                           --------
Less: Dividends and Distributions
Dividends from net investment income......................................     (.58)
Distributions from net realized gain on investment transactions...........      -0-
                                                                           --------
Total dividends and distributions.........................................     (.58)
                                                                           --------
Net asset value, end of period............................................ $  12.00
                                                                           ========
Total Return
Total investment return based on net asset value(d).......................     7.88%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)................................. $104,635
Ratio to average net assets of:
  Expenses, net of waivers and reimbursements.............................      .89%
  Expenses, before waivers and reimbursements.............................      .89%
  Net investment income (loss)............................................     4.86%
Portfolio turnover rate...................................................      259%

                                               AllianceBernstein High Yield Portfolio


                                                                           ---------
                                                                             2001(c)
                                                                           --------
Net asset value, beginning of period...................................... $   7.91
                                                                           --------
Income From Investment Operations
Net investment income (loss)(a)...........................................      .63(b)
Net realized and unrealized gain (loss) on investment and foreign currency
 transactions.............................................................     (.38)
                                                                           --------
Net increase (decrease) in net asset value from operations................      .25
                                                                           --------
Less: Dividends
Dividends from net investment income......................................     (.65)
                                                                           --------
Net asset value, end of period............................................ $   7.51
                                                                           ========
Total Return
Total investment return based on net asset value(d).......................     3.04%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)................................. $ 31,283
Ratio to average net assets of:
  Expenses, net of waivers and reimbursements.............................      .95%
  Expenses, before waivers and reimbursements.............................     1.51%
  Net investment income (loss)............................................     8.08%(b)
Portfolio turnover rate...................................................       95%

See footnotes on pages 82 and 83.

                                             AllianceBernstein Balanced Shares Portfolio

                                                                                            Year Ended December 31,
                                                                           ---------------------------------------------
                                                                             2005        2004       2003        2002
                                                                           --------  --------     --------  --------
Net asset value, beginning of period...................................... $  18.94  $  17.76     $  15.30  $  17.65
                                                                           --------  --------     --------  --------
Income From Investment Operations
Net investment income (loss)(a)...........................................      .43       .46(b)       .42       .45
Net realized and unrealized gain (loss) on investment transactions........      .30      1.12         2.47     (2.29)
                                                                           --------  --------     --------  --------
Net increase (decrease) in net asset value from operations................      .73      1.58         2.89     (1.84)
                                                                           --------  --------     --------  --------
Less: Dividends and Distributions
Dividends from net investment income......................................     (.49)     (.40)        (.43)     (.32)
Distributions from net realized gain on investment transactions...........      -0-       -0-          -0-      (.19)
Distributions in excess of net realized gain on investment transactions...      -0-       -0-          -0-       -0-
                                                                           --------  --------     --------  --------
Total dividends and distributions.........................................     (.49)     (.40)        (.43)     (.51)
                                                                           --------  --------     --------  --------
Net asset value, end of period............................................ $  19.18  $  18.94     $  17.76  $  15.30
                                                                           ========  ========     ========  ========
Total Return
Total investment return based on net asset value(d).......................     3.91%     9.07%       19.05%   (10.58)%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)................................. $175,005  $193,600     $197,334  $171,670
Ratio to average net assets of:
  Expenses, net of waivers and reimbursements.............................      .71%      .71%         .79%      .79%
  Expenses, before waivers and reimbursements.............................      .71%      .76%         .79%      .79%
  Net investment income (loss)............................................     2.29%     2.57%(b)     2.60%     2.76%
Portfolio turnover rate...................................................       52%       60%          81%       57%

                                      AllianceBernstein International Research Growth Portfolio

                                                                                            Year Ended December 31,
                                                                           ---------------------------------------------
                                                                             2005        2004       2003        2002
                                                                           --------  --------     --------  --------
Net asset value, beginning of period...................................... $  15.26  $  13.01     $   9.90  $  11.69
                                                                           --------  --------     --------  --------
Income From Investment Operations
Net investment income (loss)(a)...........................................      .11       .08(b)       .02       -0-(b)
Net realized and unrealized gain (loss) on investment and foreign currency
 transactions.............................................................     2.80      2.20         3.11     (1.78)
Contribution from Adviser.................................................      -0-       .01          -0-       -0-
                                                                           --------  --------     --------  --------
Net increase (decrease) in net asset value from operations................     2.91      2.29         3.13     (1.78)
                                                                           --------  --------     --------  --------
Less: Dividends and Distributions
Dividends from net investment income......................................     (.08)     (.04)        (.02)     (.01)
Distributions from net realized gain on investment transactions...........      -0-       -0-          -0-       -0-
Distributions in excess of net realized gain on investment transactions...      -0-       -0-          -0-       -0-
                                                                           --------  --------     --------  --------
Total dividends and distributions.........................................     (.08)     (.04)        (.02)     (.01)
                                                                           --------  --------     --------  --------
Net asset value, end of period............................................ $  18.09  $  15.26     $  13.01  $   9.90
                                                                           ========  ========     ========  ========
Total Return
Total investment return based on net asset value(d).......................    19.16%    17.62%       31.59%   (15.28)%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)................................. $ 65,496  $ 58,341     $ 53,425  $ 46,478
Ratio to average net assets of:
  Expenses, net of waivers and reimbursements.............................     1.30%     1.33%        1.80%     1.36%
  Expenses, before waivers and reimbursements.............................     1.30%     1.50%        1.80%     1.66%
  Net investment income (loss)............................................      .67%      .63%(b)      .22%      .04%(b)
Portfolio turnover rate...................................................       93%      128%          96%       70%

                                             AllianceBernstein Balanced Shares Portfolio


                                                                           ---------
                                                                             2001(c)
                                                                           --------
Net asset value, beginning of period...................................... $  18.01
                                                                           --------
Income From Investment Operations
Net investment income (loss)(a)...........................................      .44
Net realized and unrealized gain (loss) on investment transactions........     (.01)
                                                                           --------
Net increase (decrease) in net asset value from operations................      .43
                                                                           --------
Less: Dividends and Distributions
Dividends from net investment income......................................     (.28)
Distributions from net realized gain on investment transactions...........     (.42)
Distributions in excess of net realized gain on investment transactions...     (.09)
                                                                           --------
Total dividends and distributions.........................................     (.79)
                                                                           --------
Net asset value, end of period............................................ $  17.65
                                                                           ========
Total Return
Total investment return based on net asset value(d).......................     2.27%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)................................. $183,098
Ratio to average net assets of:
  Expenses, net of waivers and reimbursements.............................      .78%
  Expenses, before waivers and reimbursements.............................      .78%
  Net investment income (loss)............................................     2.50%
Portfolio turnover rate...................................................       71%

                                      AllianceBernstein International Research Growth Portfolio


                                                                           ---------
                                                                              2001
                                                                           --------
Net asset value, beginning of period...................................... $  16.01
                                                                           --------
Income From Investment Operations
Net investment income (loss)(a)...........................................      .03(b)
Net realized and unrealized gain (loss) on investment and foreign currency
 transactions.............................................................    (3.55)
Contribution from Adviser.................................................      -0-
                                                                           --------
Net increase (decrease) in net asset value from operations................    (3.52)
                                                                           --------
Less: Dividends and Distributions
Dividends from net investment income......................................      -0-
Distributions from net realized gain on investment transactions...........     (.78)
Distributions in excess of net realized gain on investment transactions...     (.02)
                                                                           --------
Total dividends and distributions.........................................     (.80)
                                                                           --------
Net asset value, end of period............................................ $  11.69
                                                                           ========
Total Return
Total investment return based on net asset value(d).......................   (22.35)%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)................................. $ 64,036
Ratio to average net assets of:
  Expenses, net of waivers and reimbursements.............................      .95%
  Expenses, before waivers and reimbursements.............................     1.44%
  Net investment income (loss)............................................      .23%(b)
Portfolio turnover rate...................................................       56%

See footnotes on pages 82 and 83.

                                             AllianceBernstein Global Bond Portfolio

                                                                                          Year Ended December 31,
                                                                           --------------------------------------------------
                                                                             2005       2004       2003      2002       2001(c)
                                                                           -------   -------     -------  -------     -------
Net asset value, beginning of period...................................... $ 13.63   $ 13.50     $ 12.63  $ 10.93     $ 10.96
                                                                           -------   -------     -------  -------     -------
Income From Investment Operations
Net investment income (loss)(a)...........................................     .28       .25(b)      .25      .25         .35
Net realized and unrealized gain (loss) on investment and foreign currency
 transactions.............................................................   (1.26)      .93        1.40     1.58        (.38)
                                                                           -------   -------     -------  -------     -------
Net increase (decrease) in net asset value from operations................    (.98)     1.18        1.65     1.83        (.03)
                                                                           -------   -------     -------  -------     -------
Less: Dividends and Distributions
Dividends from net investment income......................................   (1.18)     (.78)       (.78)    (.13)        -0-
Distributions from net realized gain on investment transactions...........    (.15)     (.27)        -0-      -0-         -0-
                                                                           -------   -------     -------  -------     -------
Total dividends and distributions.........................................   (1.33)    (1.05)       (.78)    (.13)        -0-
                                                                           -------   -------     -------  -------     -------
Net asset value, end of period............................................ $ 11.32   $ 13.63     $ 13.50  $ 12.63     $ 10.93
                                                                           =======   =======     =======  =======     =======
Total Return
Total investment return based on net asset value(d).......................   (7.65)%    9.63%      13.26%   16.91%       (.27)%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)................................. $47,443   $56,043     $58,658  $56,137     $48,221
Ratio to average net assets of:
  Expenses, net of waivers and reimbursements.............................     .87%      .88%       1.15%    1.17%       1.07%
  Expenses, before waivers and reimbursements.............................     .87%     1.02%       1.15%    1.17%       1.07%
  Net investment income (loss)............................................    2.30%     1.93%(b)    1.93%    2.18%       3.28%
Portfolio turnover rate...................................................     148%      107%        197%     220%        101%

                                     AllianceBernstein Americas Government Income Portfolio

                                                                                          Year Ended December 31,
                                                                           --------------------------------------------------
                                                                             2005       2004       2003      2002       2001(c)
                                                                           -------   -------     -------  -------     -------
Net asset value, beginning of period...................................... $ 12.91   $ 13.01     $ 12.65  $ 12.17     $ 12.72
                                                                           -------   -------     -------  -------     -------
Income From Investment Operations
Net investment income (loss)(a)...........................................     .70       .65(b)      .61      .67(b)      .92(b)
Net realized and unrealized gain (loss) on investment and foreign currency
 transactions.............................................................     .38      (.06)        .34      .61        (.43)
                                                                           -------   -------     -------  -------     -------
Net increase in net asset value from operations...........................    1.08       .59         .95     1.28         .49
                                                                           -------   -------     -------  -------     -------
Less: Dividends and Distributions
Dividends from net investment income......................................    (.93)     (.69)       (.59)    (.73)       (.91)
Distributions from net realized gain on investment transactions...........     -0-       -0-         -0-     (.07)       (.13)
                                                                           -------   -------     -------  -------     -------
Total dividends and distributions.........................................    (.93)     (.69)       (.59)    (.80)      (1.04)
                                                                           -------   -------     -------  -------     -------
Net asset value, end of period............................................ $ 13.06   $ 12.91     $ 13.01  $ 12.65     $ 12.17
                                                                           =======   =======     =======  =======     =======
Total Return
Total investment return based on net asset value(d).......................    8.67%     4.89%       7.35%   10.99%       3.59%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)................................. $45,730   $47,776     $60,550  $72,307     $51,146
Ratio to average net assets of:
  Expenses, net of waivers and reimbursements.............................    1.28%     1.00%       1.04%     .93%        .95%
  Expenses, before waivers and reimbursements.............................    1.28%     1.11%       1.04%    1.05%       1.15%
  Expenses, before waivers and reimbursements, excluding interest expense.    1.02%      .98%       1.04%     .93%        .95%
  Net investment income (loss)............................................    5.42%     5.07%(b)    4.75%    5.45%(b)    7.35%(b)
Portfolio turnover rate...................................................      75%       69%         73%      60%         57%

See footnotes on pages 82 and 83.

                                      AllianceBernstein Global Dollar Government Portfolio

                                                                                          Year Ended December 31,
                                                                           -------------------------------------------------
                                                                             2005     2004(e)     2003      2002       2001(c)
                                                                           -------  -------     -------  -------     -------
Net asset value, beginning of period...................................... $ 14.79  $ 14.53     $ 11.43  $ 10.63     $ 10.76
                                                                           -------  -------     -------  -------     -------
Income From Investment Operations
Net investment income loss(a).............................................     .84      .86(b)      .95      .94(b)     1.11(b)
Net realized and unrealized gain (loss) on investment transactions........     .46      .45        2.83      .70        (.10)
                                                                           -------  -------     -------  -------     -------
Net increase in net asset value from operations...........................    1.30     1.31        3.78     1.64        1.01
                                                                           -------  -------     -------  -------     -------
Less: Dividends and Distributions
Dividends from net investment income......................................    (.95)   (1.05)       (.68)    (.84)      (1.14)
Distributions from net realized gain on investment transactions...........    (.72)     -0-         -0-      -0-         -0-
                                                                           -------  -------     -------  -------     -------
Total dividends and distributions.........................................   (1.67)   (1.05)       (.68)    (.84)      (1.14)
                                                                           -------  -------     -------  -------     -------
Net asset value, end of period............................................ $ 14.42  $ 14.79     $ 14.53  $ 11.43     $ 10.63
                                                                           =======  =======     =======  =======     =======
Total Return
Total investment return based on net asset value(d).......................    9.62%   10.12%      33.41%   16.14%       9.37%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)................................. $23,073  $22,932     $26,433  $22,198     $11,249
Ratio to average net assets of:
  Expenses, net of waivers and reimbursements.............................    1.69%    1.76%       1.90%    1.40%        .95%
  Expenses, before waivers and reimbursements.............................    1.69%    1.93%       1.90%    2.00%       2.37%
  Expenses, before waivers and reimbursements excluding interest expense..    1.68%    1.92%       1.88%    2.00%       2.37%
  Net investment income (loss)............................................    5.83%    6.07%(b)    7.20%    8.83%(b)   10.63%(b)
Portfolio turnover rate...................................................      91%     188%        150%     142%        176%

                                           AllianceBernstein Utility Income Portfolio

                                                                                          Year Ended December 31,
                                                                           -------------------------------------------------
                                                                             2005      2004       2003      2002        2001
                                                                           -------  -------     -------  -------     -------
Net asset value, beginning of period...................................... $ 18.17  $ 14.95     $ 12.86  $ 16.82     $ 22.65
                                                                           -------  -------     -------  -------     -------
Income From Investment Operations
Net investment income (loss)(a)...........................................     .53      .43(b)      .35      .36         .29
Net realized and unrealized gain (loss) on investment and foreign currency
 transactions.............................................................    2.35     3.13        2.18    (4.06)      (5.23)
                                                                           -------  -------     -------  -------     -------
Net increase (decrease) in net asset value from operations................    2.88     3.56        2.53    (3.70)      (4.94)
                                                                           -------  -------     -------  -------     -------
Less: Dividends and Distributions
Dividends from net investment income......................................    (.41)    (.34)       (.44)    (.26)       (.76)
Distributions from net realized gain on investment transactions...........     -0-      -0-         -0-      -0-        (.13)
                                                                           -------  -------     -------  -------     -------
Total dividends and distributions.........................................    (.41)    (.34)       (.44)    (.26)       (.89)
                                                                           -------  -------     -------  -------     -------
Net asset value, end of period............................................ $ 20.64  $ 18.17     $ 14.95  $ 12.86     $ 16.82
                                                                           =======  =======     =======  =======     =======
Total Return
Total investment return based on net asset value(d).......................   16.05%   24.33%      19.88%  (22.12)%    (22.50)%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)................................. $58,468  $52,391     $43,323  $40,140     $62,684
Ratio to average net assets of:
  Expenses, net of waivers and reimbursements.............................     .97%    1.08%       1.48%    1.22%       1.02%
  Expenses, before waivers and reimbursements.............................     .97%    1.21%       1.48%    1.22%       1.02%
  Net investment income (loss)............................................    2.72%    2.69%(b)    2.60%    2.60%       1.49%
Portfolio turnover rate...................................................      52%      48%         76%      90%         25%

See footnotes on pages 82 and 83.

                                           AllianceBernstein International Growth Portfolio

                                                                                             Year Ended December 31,
                                                                           ---------------------------------------------
                                                                             2005        2004       2003        2002
                                                                           -------   -------      -------   -------
Net asset value, beginning of period...................................... $ 20.18   $ 16.28      $ 11.48   $ 12.18
                                                                           -------   -------      -------   -------
Income From Investment Operations
Net investment income (loss)(a)...........................................     .25       .11(b)       .04       .07(b)
Net realized and unrealized gain (loss) on investment and foreign currency
 transactions.............................................................    3.94      3.83         4.91      (.56)
                                                                           -------   -------      -------   -------
Net increase (decrease) in net asset value from operations................    4.19      3.94         4.95      (.49)
                                                                           -------   -------      -------   -------
Less: Dividends and Distributions
Dividends from net investment income......................................    (.10)     (.04)        (.15)     (.21)
Distributions from net realized gain on investment transactions...........     -0-       -0-          -0-       -0-
                                                                           -------   -------      -------   -------
Total dividends and distributions.........................................    (.10)     (.04)        (.15)     (.21)
                                                                           -------   -------      -------   -------
Net asset value, end of period............................................ $ 24.27   $ 20.18      $ 16.28   $ 11.48
                                                                           =======   =======      =======   =======
Total Return
Total investment return based on net asset value(d).......................   20.84%    24.27%       43.46%    (4.19)%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)................................. $58,438   $41,198      $34,302   $27,136
Ratio to average net assets of:
  Expenses, net of waivers and reimbursements.............................    1.41%     1.65%        2.17%     1.54%
  Expenses, before waivers and reimbursements.............................    1.41%     1.81%        2.17%     1.98%
  Net investment income (loss)............................................    1.16%      .65%(b)      .34%      .61%(b)
Portfolio turnover rate...................................................      43%       60%          44%       46%

                                             AllianceBernstein Small Cap Growth Portfolio

                                                                                             Year Ended December 31,
                                                                           ---------------------------------------------
                                                                             2005        2004       2003        2002
                                                                           -------   -------      -------   -------
Net asset value, beginning of period...................................... $ 11.65   $ 10.17      $  6.83   $ 10.01
                                                                           -------   -------      -------   -------
Income From Investment Operations
Net investment income (loss)(a)...........................................    (.11)     (.10)(b)     (.09)     (.07)(b)
Net realized and unrealized gain (loss) on investment transactions........     .72      1.58         3.43     (3.11)
                                                                           -------   -------      -------   -------
Net increase (decrease) in net asset value from operations................     .61      1.48         3.34     (3.18)
                                                                           -------   -------      -------   -------
Less: Dividends and Distributions
Distributions from net realized gain on investment transactions...........     -0-       -0-          -0-       -0-
Dividends in excess of net realized gain on investment transactions.......     -0-       -0-          -0-       -0-
                                                                           -------   -------      -------   -------
Total dividends and distributions.........................................     -0-       -0-          -0-       -0-
                                                                           -------   -------      -------   -------
Net asset value, end of period............................................ $ 12.26   $ 11.65      $ 10.17   $  6.83
                                                                           =======   =======      =======   =======
Total Return
Total investment return based on net asset value(d).......................    5.24%    14.55%       48.90%   (31.77)%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)................................. $49,453   $61,661      $61,079   $86,093
Ratio to average net assets of:
  Expenses, net of waivers and reimbursements.............................    1.18%     1.14%        1.36%     1.11%
  Expenses, before waivers and reimbursements.............................    1.18%     1.30%        1.36%     1.25%
  Net investment income (loss)............................................    (.93)%    (.93)%(b)   (1.10)%    (.86)%(b)
Portfolio turnover rate...................................................      90%       92%         129%      111%

                                           AllianceBernstein International Growth Portfolio


                                                                           ---------
                                                                               2001
                                                                           --------
Net asset value, beginning of period...................................... $  15.64
                                                                           --------
Income From Investment Operations
Net investment income (loss)(a)...........................................      .20(b)
Net realized and unrealized gain (loss) on investment and foreign currency
 transactions.............................................................    (2.82)
                                                                           --------
Net increase (decrease) in net asset value from operations................    (2.62)
                                                                           --------
Less: Dividends and Distributions
Dividends from net investment income......................................     (.03)
Distributions from net realized gain on investment transactions...........     (.81)
                                                                           --------
Total dividends and distributions.........................................     (.84)
                                                                           --------
Net asset value, end of period............................................ $  12.18
                                                                           ========
Total Return
Total investment return based on net asset value(d).......................   (17.29)%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)................................. $ 37,411
Ratio to average net assets of:
  Expenses, net of waivers and reimbursements.............................      .95%
  Expenses, before waivers and reimbursements.............................     1.65%
  Net investment income (loss)............................................     1.50%(b)
Portfolio turnover rate...................................................       35%

                                             AllianceBernstein Small Cap Growth Portfolio


                                                                           ---------
                                                                               2001
                                                                           --------
Net asset value, beginning of period...................................... $  11.84
                                                                           --------
Income From Investment Operations
Net investment income (loss)(a)...........................................     (.07)(b)
Net realized and unrealized gain (loss) on investment transactions........    (1.41)
                                                                           --------
Net increase (decrease) in net asset value from operations................    (1.48)
                                                                           --------
Less: Dividends and Distributions
Distributions from net realized gain on investment transactions...........     (.26)
Dividends in excess of net realized gain on investment transactions.......     (.09)
                                                                           --------
Total dividends and distributions.........................................     (.35)
                                                                           --------
Net asset value, end of period............................................ $  10.01
                                                                           ========
Total Return
Total investment return based on net asset value(d).......................   (12.75)%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)................................. $184,223
Ratio to average net assets of:
  Expenses, net of waivers and reimbursements.............................      .95%
  Expenses, before waivers and reimbursements.............................     1.16%
  Net investment income (loss)............................................     (.70)%(b)
Portfolio turnover rate...................................................      113%

See footnotes on pages 82 and 83.

                                        AllianceBernstein Real Estate Investment Portfolio

                                                                                           Year Ended December 31,
                                                                           -----------------------------------------
                                                                             2005      2004       2003      2002
                                                                           -------  -------     -------  -------
Net asset value, beginning of period...................................... $ 20.66  $ 15.62     $ 11.52  $ 11.50
                                                                           -------  -------     -------  -------
Income From Investment Operations
Net investment income (loss)(a)...........................................     .32      .39(b)      .46      .44(b)
Net realized and unrealized gain (loss) on investment transactions........    1.84     5.05        3.99     (.12)
                                                                           -------  -------     -------  -------
Net increase in net asset value from operations...........................    2.16     5.44        4.45      .32
                                                                           -------  -------     -------  -------
Less: Dividends and Distributions
Dividends from net investment income......................................    (.68)    (.40)       (.35)    (.30)
                                                                           -------  -------     -------  -------
Distributions from net realized and unrealized gain (loss) on investment
 transactions.............................................................   (2.16)     -0-         -0-      -0-
                                                                           -------  -------     -------  -------
Total dividends and distributions.........................................   (2.84)    (.40)       (.35)    (.30)
                                                                           -------  -------     -------  -------
Net asset value, end of period............................................ $ 19.98  $ 20.66     $ 15.62  $ 11.52
                                                                           =======  =======     =======  =======
Total Return
Total investment return based on net asset value(d).......................   11.67%   35.63%      39.30%    2.60%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)................................. $67,161  $88,441     $68,717  $50,062
Ratio to average net assets of:
  Expenses, net of waivers and reimbursements.............................     .83%     .77%       1.24%    1.06%
  Expenses, before waivers and reimbursements.............................     .83%     .99%       1.24%    1.29%
  Net investment income (loss)............................................    1.64%    2.26%(b)    3.50%    3.70%(b)
Portfolio turnover rate...................................................      46%      35%         23%      31%

                                         AllianceBernstein International Value Portfolio


                                                                                    Year Ended December 31,
                                                                           -------------------------------------
                                                                             2005      2004       2003      2002
                                                                           -------  -------     -------  -------
Net asset value, beginning of period...................................... $ 16.70  $ 13.45     $  9.35  $  9.87
                                                                           -------  -------     -------  -------
Income From Investment Operations
Net investment income (loss)(a)(b)........................................     .26      .20         .13      .13
Net realized and unrealized gain (loss) on investment and foreign currency
 transactions.............................................................    2.49     3.16        4.01     (.64)
                                                                           -------  -------     -------  -------
Net increase (decrease) in net asset value from operations................    2.75     3.36        4.14     (.51)
                                                                           -------  -------     -------  -------
Less: Dividends and Distributions
Dividends from net investment income......................................    (.10)    (.08)       (.04)    (.01)
Distributions from net realized gain on investment transactions...........    (.28)    (.03)        -0-      -0-
                                                                           -------  -------     -------  -------
Total dividends and distributions.........................................    (.38)    (.11)       (.04)    (.01)
                                                                           -------  -------     -------  -------
Net asset value, end of period............................................ $ 19.07  $ 16.70     $ 13.45  $  9.35
                                                                           =======  =======     =======  =======
Total Return
Total investment return based on net asset value(d).......................   16.92%   25.12%      44.36%   (5.15)%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)................................. $56,692  $47,095     $31,628  $14,391
Ratio to average net assets of:
  Expenses, net of waivers and reimbursements.............................     .86%     .95%       1.20%    1.17%
  Expenses, before waivers and reimbursements.............................     .87%    1.13%       1.49%    2.20%
  Net investment income (loss)(b).........................................    1.54%    1.42%       1.16%    1.30%
Portfolio turnover rate...................................................      18%      23%         14%      19%

                                        AllianceBernstein Real Estate Investment Portfolio


                                                                           ----------
                                                                               2001
                                                                           ------------
Net asset value, beginning of period......................................   $ 10.75
                                                                             -------
Income From Investment Operations
Net investment income (loss)(a)...........................................       .47(b)
Net realized and unrealized gain (loss) on investment transactions........       .67
                                                                             -------
Net increase in net asset value from operations...........................      1.14
                                                                             -------
Less: Dividends and Distributions
Dividends from net investment income......................................      (.39)
                                                                             -------
Distributions from net realized and unrealized gain (loss) on investment
 transactions.............................................................       -0-
                                                                             -------
Total dividends and distributions.........................................      (.39)
                                                                             -------
Net asset value, end of period............................................   $ 11.50
                                                                             =======
Total Return
Total investment return based on net asset value(d).......................     10.79%

Ratios/Supplemental Data
Net assets, end of period (000's omitted).................................   $39,417
Ratio to average net assets of:
  Expenses, net of waivers and reimbursements.............................       .95%
  Expenses, before waivers and reimbursements.............................      1.39%
  Net investment income (loss)............................................      4.32%(b)
Portfolio turnover rate...................................................        33%

                                         AllianceBernstein International Value Portfolio

                                                                             May 10,
                                                                            2001(f) to
                                                                           December 31,
                                                                               2001
                                                                           ------------
Net asset value, beginning of period......................................   $ 10.00
                                                                             -------
Income From Investment Operations
Net investment income (loss)(a)(b)........................................       .04
Net realized and unrealized gain (loss) on investment and foreign currency
 transactions.............................................................      (.17)
                                                                             -------
Net increase (decrease) in net asset value from operations................      (.13)
                                                                             -------
Less: Dividends and Distributions
Dividends from net investment income......................................       -0-
Distributions from net realized gain on investment transactions...........       -0-
                                                                             -------
Total dividends and distributions.........................................       -0-
                                                                             -------
Net asset value, end of period............................................   $  9.87
                                                                             =======
Total Return
Total investment return based on net asset value(d).......................     (1.30)%

Ratios/Supplemental Data
Net assets, end of period (000's omitted).................................   $ 3,913
Ratio to average net assets of:
  Expenses, net of waivers and reimbursements.............................       .95%(g)
  Expenses, before waivers and reimbursements.............................      8.41%(g)
  Net investment income (loss)(b).........................................       .59%(g)
Portfolio turnover rate...................................................        22%

See footnotes on pages 82 and 83.

                                       AllianceBernstein Small/Mid Cap Value Portfolio

                                                                                                                    May 2,
                                                                              Year Ended December 31,             2001(h) to
                                                                   -------------------------------------------   December 31,
                                                                     2005         2004         2003      2002        2001
                                                                   --------  --------       -------    -------   ------------
Net asset value, beginning of period.............................. $  16.84  $  14.49       $ 10.46    $ 11.18     $ 10.00
                                                                   --------  --------       -------    -------     -------
Income From Investment Operations
Net investment income (loss)(a)(b)................................      .09       .14           .04        .12         .14
Net realized and unrealized gain (loss) on investment transactions     1.02      2.60          4.23       (.81)       1.04
                                                                   --------  --------       -------    -------     -------
Net increase (decrease) in net asset value from operations........     1.11      2.74          4.27       (.69)       1.18
                                                                   --------  --------       -------    -------     -------
Less: Dividends and Distributions
Dividends from net investment income..............................     (.13)     (.03)         (.07)      (.02)        -0-
Distributions from net realized gain on investment transactions...     (.76)     (.36)         (.17)      (.01)        -0-
                                                                   --------  --------       -------    -------     -------
Total dividends and distributions.................................     (.89)     (.39)         (.24)      (.03)        -0-
                                                                   --------  --------       -------    -------     -------
Net asset value, end of period.................................... $  17.06  $  16.84       $ 14.49    $ 10.46     $ 11.18
                                                                   ========  ========       =======    =======     =======
Total Return
Total investment return based on net asset value(d)...............     6.91%    19.30%        41.26%     (6.20)%     11.80%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)......................... $134,235  $118,981       $90,949    $55,592     $21,076
Ratio to average net assets of:
  Expenses, net of waivers and reimbursements.....................      .87%      .86%         1.20%      1.13%        .95%(g)
  Expenses, before waivers and reimbursements.....................      .87%     1.09%         1.28%      1.41%       2.65%(g)
  Net investment income (loss)(b).................................      .53%      .96%          .34%      1.04%       1.99%(g)
Portfolio turnover rate...........................................       33%       30%           21%        28%         12%

                                           AllianceBernstein Money Market Portfolio

                                                                                     Year Ended December 31,
                                                                   -------------------------------------------------------
                                                                     2005         2004         2003      2002        2001
                                                                   --------  --------       -------    -------   ------------
Net asset value, beginning of period.............................. $   1.00  $   1.00       $  1.00    $  1.00     $  1.00
                                                                   --------  --------       -------    -------     -------
Income From Investment Operations
Net investment income (loss)......................................      .02       -0-(b)(i)     -0-(i)     .01         .03
                                                                   --------  --------       -------    -------     -------
Less: Dividends
Dividends from net investment income..............................     (.02)      -0-(b)        -0-(i)    (.01)       (.03)
                                                                   --------  --------       -------    -------     -------
Net asset value, end of period.................................... $   1.00  $   1.00       $  1.00    $  1.00     $  1.00
                                                                   ========  ========       =======    =======     =======
Total Return
Total investment return based on net asset value(d)...............     2.10%      .46%          .28%       .85%       3.32%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)......................... $ 25,778  $ 28,287       $47,946    $52,316     $49,161
Ratio to average net assets of:
  Expenses, net of waivers and reimbursements.....................     1.19%      .94%          .91%       .93%        .90%
  Expenses, before waivers and reimbursements.....................     1.19%      .98%          .91%       .93%        .90%
  Net investment income (loss)....................................     2.06%      .41%(b)       .29%       .85%       2.60%

See footnotes on pages 82 and 83.

                                             AllianceBernstein Large Cap Growth Portfolio

                                                                                         Year Ended December 31,
                                                                   ---------------------------------------------------------
                                                                       2005          2004            2003           2002
                                                                   ----------   ----------      ----------      ----------
Net asset value, beginning of period.............................. $    23.11   $    21.33      $    17.29      $    25.00
                                                                   ----------   ----------      ----------      ----------
Income From Investment Operations
Net investment income (loss)(a)...................................       (.12)        (.08)(b)        (.09)(b)        (.13)
Net realized and unrealized gain (loss) on investment transactions       3.56         1.86            4.13           (7.58)
                                                                   ----------   ----------      ----------      ----------
Net increase (decrease) in net asset value from operations........       3.44         1.78            4.04           (7.71)
                                                                   ----------   ----------      ----------      ----------
Less: Distributions
Distributions from net realized gain on investment transactions...        -0-          -0-             -0-             -0-
Distributions in excess of net realized gain on investment
 transactions.....................................................        -0-          -0-             -0-             -0-
                                                                   ----------   ----------      ----------      ----------
Total distributions...............................................        -0-          -0-             -0-             -0-
                                                                   ----------   ----------      ----------      ----------
Net asset value, end of period.................................... $    26.55   $    23.11      $    21.33      $    17.29
                                                                   ==========   ==========      ==========      ==========
Total Return
Total investment return based on net asset value(d)...............      14.89%        8.34%          23.37%         (30.84)%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)......................... $  624,453   $  603,050      $  693,764      $  493,937
Ratio to average net assets of:
  Expenses, net of waivers and reimbursements.....................       1.06%        1.06%           1.29%           1.31%
  Expenses, before waivers and reimbursements.....................       1.06%        1.24%           1.30%           1.31%
  Net investment income (loss)....................................       (.53)%       (.38)%(b)       (.49)%(b)       (.64)%
Portfolio turnover rate...........................................         54%          73%             79%            109%

                                             AllianceBernstein Growth and Income Portfolio

                                                                                         Year Ended December 31,
                                                                   ---------------------------------------------------------
                                                                       2005          2004            2003           2002
                                                                   ----------   ----------      ----------      ----------
Net asset value, beginning of period.............................. $    23.87   $    21.62      $    16.49      $    22.03
                                                                   ----------   ----------      ----------      ----------
Income From Investment Operations
Net investment income (loss)(a)...................................        .25          .31(b)          .18             .17
Net realized and unrealized gain (loss) on investment and foreign
 currency transactions............................................        .83         2.10            5.11           (4.98)
                                                                   ----------   ----------      ----------      ----------
Net increase (decrease) in net asset value from operations........       1.08         2.41            5.29           (4.81)
                                                                   ----------   ----------      ----------      ----------
Less: Dividends and Distributions
Dividends from net investment income..............................       (.30)        (.16)           (.16)           (.10)
Distributions from net realized gain on investment transactions...        -0-          -0-             -0-            (.63)
                                                                   ----------   ----------      ----------      ----------
Total dividends and distributions.................................       (.30)        (.16)           (.16)           (.73)
                                                                   ----------   ----------      ----------      ----------
Net asset value, end of period.................................... $    24.65   $    23.87      $    21.62      $    16.49
                                                                   ==========   ==========      ==========      ==========
Total Return
Total investment return based on net asset value(d)...............       4.60%       11.22%          32.18%         (22.26)%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)......................... $2,073,693   $2,044,741      $1,671,671      $1,067,952
Ratio to average net assets of:
  Expenses, net of waivers and reimbursements.....................        .85%         .85%            .91%            .93%
  Expenses, before waivers and reimbursements.....................        .85%         .90%            .91%            .93%
  Net investment income (loss)....................................       1.05%        1.39%(b)         .99%            .91%
Portfolio turnover rate...........................................         72%          50%             57%             69%

                                             AllianceBernstein Large Cap Growth Portfolio


                                                                   ---------
                                                                      2001
                                                                   --------
Net asset value, beginning of period.............................. $  31.93
                                                                   --------
Income From Investment Operations
Net investment income (loss)(a)...................................     (.12)
Net realized and unrealized gain (loss) on investment transactions    (5.29)
                                                                   --------
Net increase (decrease) in net asset value from operations........    (5.41)
                                                                   --------
Less: Distributions
Distributions from net realized gain on investment transactions...    (1.38)
Distributions in excess of net realized gain on investment
 transactions.....................................................     (.14)
                                                                   --------
Total distributions...............................................    (1.52)
                                                                   --------
Net asset value, end of period.................................... $  25.00
                                                                   ========
Total Return
Total investment return based on net asset value(d)...............   (17.40)%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)......................... $572,266
Ratio to average net assets of:
  Expenses, net of waivers and reimbursements.....................     1.29%
  Expenses, before waivers and reimbursements.....................     1.29%
  Net investment income (loss)....................................     (.47)%
Portfolio turnover rate...........................................       49%

                                             AllianceBernstein Growth and Income Portfolio


                                                                   ---------
                                                                      2001
                                                                   --------
Net asset value, beginning of period.............................. $  23.06
                                                                   --------
Income From Investment Operations
Net investment income (loss)(a)...................................      .16
Net realized and unrealized gain (loss) on investment and foreign
 currency transactions............................................     (.05)
                                                                   --------
Net increase (decrease) in net asset value from operations........      .11
                                                                   --------
Less: Dividends and Distributions
Dividends from net investment income..............................     (.13)
Distributions from net realized gain on investment transactions...    (1.01)
                                                                   --------
Total dividends and distributions.................................    (1.14)
                                                                   --------
Net asset value, end of period.................................... $  22.03
                                                                   ========
Total Return
Total investment return based on net asset value(d)...............     0.15%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)......................... $889,394
Ratio to average net assets of:
  Expenses, net of waivers and reimbursements.....................      .92%
  Expenses, before waivers and reimbursements.....................      .92%
  Net investment income (loss)....................................      .75%
Portfolio turnover rate...........................................       80%

See footnotes on pages 82 and 83.

                                               AllianceBernstein Growth Portfolio

                                                                                        Year Ended December 31,
                                                                        ------------------------------------------------------
                                                                           2005        2004         2003      2002       2001
                                                                        --------   --------      --------   -------   --------
Net asset value, beginning of period................................... $  18.05   $  15.76      $  11.70   $ 16.31   $  24.99
                                                                        --------   --------      --------   -------   --------
Income From Investment Operations
Net investment income (loss)(a)........................................     (.12)      (.11)         (.09)     (.09)      (.11)
Net realized and unrealized gain (loss) on investment transactions.....     2.22       2.40          4.15     (4.52)     (5.44)
                                                                        --------   --------      --------   -------   --------
Net increase (decrease) in net asset value from operations.............     2.10       2.29          4.06     (4.61)     (5.55)
                                                                        --------   --------      --------   -------   --------
Less: Dividends and Distributions
Dividends from net investment income...................................      -0-        -0-           -0-       -0-       (.04)
Distributions from net realized gain on investment transactions........      -0-        -0-           -0-       -0-      (1.85)
Distributions in excess of net realized gain on investment transactions      -0-        -0-           -0-       -0-      (1.23)
Return of capital......................................................      -0-        -0-           -0-       -0-       (.01)
                                                                        --------   --------      --------   -------   --------
Total dividends and distributions......................................      -0-        -0-           -0-       -0-      (3.13)
                                                                        --------   --------      --------   -------   --------
Net asset value, end of period......................................... $  20.15   $  18.05      $  15.76   $ 11.70   $  16.31
                                                                        ========   ========      ========   =======   ========
Total Return
Total investment return based on net asset value(d)....................    11.64%     14.53%        34.70%   (28.26)%   (23.65)%

Ratios/Supplemental Data
Net assets, end of period (000's omitted).............................. $167,595   $152,899      $120,460   $71,724   $ 94,215
Ratio to average net assets of:
  Expenses.............................................................     1.13%      1.13%         1.14%     1.13%      1.11%
  Net investment income (loss).........................................     (.68)%     (.68)%        (.68)%    (.69)%     (.59)%
Portfolio turnover rate................................................       49%        56%           49%       38%       104%

                                         AllianceBernstein Global Technology Portfolio

                                                                                        Year Ended December 31,
                                                                        ------------------------------------------------------
                                                                           2005        2004         2003      2002       2001
                                                                        --------   --------      --------   -------   --------
Net asset value, beginning of period................................... $  15.08   $  14.35      $   9.98   $ 17.15   $  24.90
                                                                        --------   --------      --------   -------   --------
Income From Investment Operations
Net investment income (loss)(a)........................................     (.08)      (.07)(b)      (.14)     (.16)      (.17)
Net realized and unrealized gain (loss) on investment transactions.....      .63        .80          4.51     (7.01)     (5.91)
                                                                        --------   --------      --------   -------   --------
Net increase (decrease) in net asset value from operations.............      .55        .73          4.37     (7.17)     (6.08)
                                                                        --------   --------      --------   -------   --------
Less: Distributions
Distribution from net realized gain on investment transactions.........      -0-        -0-           -0-       -0-       (.11)
Distributions in excess of net realized gain on investment transactions      -0-        -0-           -0-       -0-      (1.56)
                                                                        --------   --------      --------   -------   --------
Total distributions....................................................      -0-        -0-           -0-       -0-      (1.67)
                                                                        --------   --------      --------   -------   --------
Net asset value, end of period......................................... $  15.63   $  15.08      $  14.35   $  9.98   $  17.15
                                                                        ========   ========      ========   =======   ========
Total Return
Total investment return based on net asset value(d)....................     3.65%      5.09%        43.79%   (41.81)%   (25.45)%

Ratios/Supplemental Data
Net assets, end of period (000's omitted).............................. $148,075   $164,721      $187,319   $99,528   $179,076
Ratio to average net assets of:
  Expenses, net of waivers and reimbursements..........................     1.17%      1.13%         1.37%     1.46%      1.33%
  Expenses, before waivers and reimbursements..........................     1.17%      1.31%         1.37%     1.46%      1.33%
  Net investment income (loss).........................................     (.57)%     (.47)%(b)    (1.11)%   (1.27)%     (.92)%
Portfolio turnover rate................................................       98%        86%           90%       68%        40%

See footnotes on pages 82 and 83.

                                           AllianceBernstein Value Portfolio

                                                                                                              May 1,
                                                                           Year Ended December 31,          2001(f) to
                                                                   -------------------------------------   December 31,
                                                                     2005      2004      2003      2002        2001
                                                                   --------  --------  --------  -------   ------------
Net asset value, beginning of period.............................. $  12.54  $  11.16  $   8.75  $ 10.07     $ 10.00
                                                                   --------  --------  --------  -------     -------
Income From Investment Operations
Net investment income (loss)(a)(b)................................      .17       .17       .12      .12         .08
Net realized and unrealized gain (loss) on investment transactions      .50      1.31      2.36    (1.42)       (.01)
                                                                   --------  --------  --------  -------     -------
Net increase (decrease) in net asset value from operations........      .67      1.48      2.48    (1.30)        .07
                                                                   --------  --------  --------  -------     -------
Less: Dividends and Distributions
Dividends from net investment income..............................     (.15)     (.10)     (.07)    (.02)        -0-
Distributions from net realized gain on investment transactions...     (.22)      -0-       -0-      -0-         -0-
                                                                   --------  --------  --------  -------     -------
Total dividends and distributions.................................     (.37)      -0-       -0-      -0-         -0-
                                                                   --------  --------  --------  -------     -------
Net asset value, end of period.................................... $  12.84  $  12.54  $  11.16  $  8.75     $ 10.07
                                                                   ========  ========  ========  =======     =======
Total Return
Total investment return based on net asset value(d)...............     5.48%    13.37%    28.46%  (12.95)%       .70%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)......................... $191,583  $151,793  $117,561  $68,366     $27,286
Ratio to average net assets of:
  Expenses, net of waivers and reimbursements.....................      .98%      .97%     1.24%    1.21%       1.20%(g)
  Expenses, before waivers and reimbursements.....................      .99%     1.15%     1.33%    1.43%       2.47%(g)
  Net investment income (loss)(b).................................     1.38%     1.45%     1.29%    1.27%       1.29%(g)
Portfolio turnover rate...........................................       21%       27%       27%      12%          4%

           AllianceBernstein U.S. Large Cap Blended Style Portfolio





                                                                Year Ended        May 2,
                                                               December 31,     2003(f) to
                                                            -----------------  December 31,
                                                              2005      2004       2003
                                                            -------   -------  ------------
Net asset value, beginning of period....................... $ 11.89   $ 10.90     $10.00
                                                            -------   -------     ------

Income From Investment Operations
Net investment income (loss)(a)(b).........................    (.01)      .04        .01
Net realized and unrealized gain on investment transactions    1.14       .96        .89
                                                            -------   -------     ------
Net increase in net asset value from operations............    1.13      1.00        .90
                                                            -------   -------     ------

Less: Dividends
Dividends from net investment income.......................    (.03)     (.01)       -0-
                                                            -------   -------     ------
Net asset value, end of period............................. $ 12.99   $ 11.89     $10.90
                                                            =======   =======     ======

Total Return
Total investment return based on net asset value(d)........    9.57%     9.16%      9.00%

Ratios/Supplemental Data
Net assets, end of period (000's omitted).................. $16,727   $15,485     $6,600
Ratio to average net assets of:
  Expenses, net of waivers and reimbursements..............    1.45%     1.45%      1.43%(g)
  Expenses, before waivers and reimbursements..............    2.59%     2.95%      8.25%(g)
  Net investment income(b).................................    (.10)%     .37%       .27%(g)
Portfolio turnover rate....................................      80%       42%        13%

--------
Footnotes:
(a)Based on average shares outstanding.
(b)Net of expenses reimbursed or waived by the Adviser.

(c)As required, effective January 1, 2001, the Portfolio has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on debt securities for financial statement reporting purposes only. For the year ended December 31, 2001, the effect of this change to Class A shares was as follows for the Portfolios included below:

                                                                      Increase
                                                                   (Decrease) in    Decrease in Ratio of
                                                                    Net Realized    Net Investment Income
                                                  Decrease in      and Unrealized   to Average Net
                                                 Net Investment    Gain (Loss) on      Assets:
                                                   Income per       Investments     ---------------------
                                                     Share           per Share      from:       to:
                                                ----------------  ----------------    ------     ------
  AllianceBernstein Balanced Shares............           ($0.02)            $0.02   2.61%      2.50%
  AllianceBernstein Global Bond................           ($0.04)            $0.04   3.67%      3.28%
  AllianceBernstein High Yield................. (less than $0.01) (less than $0.01)  8.14%      8.08%
  AllianceBernstein Global Dollar..............           ($0.01)           ($0.01) 10.65%     10.63%
  AllianceBernstein Americas Government Income.           ($0.04)            $0.04   7.61%      7.35%
  AllianceBernstein U.S. Government/High Grade.           ($0.03)            $0.03   5.11%      4.86%

(d)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.
(e)As of November 1, 2003, the Portfolio has adopted the method of accounting for interim payments on swap contracts in accordance with Financial Accounting Standards Board Statement No. 133. These interim payments are reflected within net realized and unrealized gain (loss) on swap contracts; however, prior to November 1, 2003, these interim payments were reflected within interest income/expense on the statement of operations. The effect of this change for the year ended December 31, 2004, was to decrease net investment income per share by $.02 and increase net realized and unrealized gain (loss) on investment transactions per share by $.02. Consequently, the ratios of net investment income to average net assets were decreased by 0.17%.
(f)Commencement of operations.
(g)Annualized.
(h)Commencement of distributions.
(i)Amount is less than $.01 per share.

APPENDIX A
--------------------------------------------------------------------------------

BOND RATINGS
Moody's Investors Service, Inc.
Aaa--Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa--Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.

A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa--Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba--Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B--Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa--Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca--Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C--Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Absence of Rating--When no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

Should no rating be assigned, the reason may be one of the following:

1. An application for rating was not received or accepted.

2. The issue or issuer belongs to a group of securities or companies that are unrated as a matter of policy.

3. There is a lack of essential data pertaining to the issue or issuer.

4. The issue was privately placed, in which case the rating is not published in Moody's publications.

Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

Note--Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Standard & Poor's Ratings Services
AAA--Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA--Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A--Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB--Debt rated BBB normally exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB, B, CCC, CC, C--Debt rated BB, B, CCC, CC or C is regarded as having significant speculative characteristics. BB indicates the lowest degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

BB--Debt rated BB is less vulnerable to nonpayment than other speculative debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to an inadequate capacity to pay interest and repay principal.

B--Debt rated B is more vulnerable to nonpayment than debt rated BB, but there is capacity to pay interest and repay principal. Adverse business, financial or economic conditions will likely impair the capacity or willingness to pay principal or repay interest.

CCC--Debt rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions to pay interest and repay principal. In the event of adverse business, financial or economic conditions, there is not likely to be capacity to pay interest or repay principal.

CC--Debt rated CC is currently highly vulnerable to nonpayment.

C--The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments are being continued.

D--The D rating, unlike other ratings, is not prospective; rather, it is used only where a default has actually occurred.

Plus (+) or Minus (-)--The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

NR--Not rated.

Fitch Ratings
AAA--Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA--Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F1+.

A--Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB--Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

BB--Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B--Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC--Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC--Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C--Bonds are in imminent default in payment of interest or principal.

DDD, DD, D--Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. DDD represents the highest potential for recovery on these bonds, and D represents the lowest potential for recovery.

Plus (+) Minus (-)--Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the AAA, DDD, DD or D categories.

NR--Indicates that Fitch does not rate the specific issue.

Dominion Bond Rating Service Limited
Each rating category is denoted by the subcategories "high" and "low". The absence of either a "high" or "low" designation indicates the rating is in the "middle" of the category. The AAA and D categories do not utilize "high", "middle", and "low" as differential grades.

AAA--Long-term debt rated AAA is of the highest credit quality, with exceptionally strong protection for the timely repayment of principal and interest. Earnings are considered stable, the structure of the industry in which the entity operates is strong, and the outlook for future profitability is favorable. There are few qualifying factors present that would detract from the performance of the entity. The strength of liquidity and coverage ratios is unquestioned and the entity has established a credible track record of superior performance. Given the extremely high standard that Dominion has set for this category, few entities are able to achieve a AAA rating.

AA--Long-term debt rated AA is of superior credit quality, and protection of interest and principal is considered high. In many cases they differ from long-term debt rated

AAA only to a small degree. Given the extremely restrictive definition Dominion has for the AAA category, entities rated AA are also considered to be strong credits, typically exemplifying above-average strength in key areas of consideration and unlikely to be significantly affected by reasonably foreseeable events.

A--Long-term debt rated A is of satisfactory credit quality. Protection of interest and principal is still substantial, but the degree of strength is less than that of AA rated entities. While "A" is a respectable rating, entities in this category are considered to be more susceptible to adverse economic conditions and have greater cyclical tendencies than higher-rated securities.

BBB--Long-term debt rated BBB is of adequate credit quality. Protection of interest and principal is considered acceptable, but the entity is fairly susceptible to adverse changes in financial and economic conditions, or there may be other adverse conditions present which reduce the strength of the entity and its rated securities.

BB--Long-term debt rated BB is defined to be speculative and non-investment grade, where the degree of protection afforded interest and principal is uncertain, particularly during periods of economic recession. Entities in the BB range typically have limited access to capital markets and additional liquidity support. In many cases, deficiencies in critical mass, diversification, and competitive strength are additional negative considerations.

B--Long-term debt rated B is considered highly speculative and there is a reasonably high level of uncertainty as to the ability of the entity to pay interest and principal on a continuing basis in the future, especially in periods of economic recession or industry adversity.

CCC, CC and C--Long-term debt rated in any of these categories is very highly speculative and is in danger of default of interest and principal. The degree of adverse elements present is more severe than long-term debt rated B. Long-term debt rated below B often has features which, if not remedied, may lead to default. In practice, there is little difference between these three categories, with CC and C normally used for lower ranking debt of companies for which the senior debt is rated in the CCC to B range.

D--A security rated D implies the issuer has either not met a scheduled payment of interest or principal or that the issuer has made it clear that it will miss such a payment in the near future. In some cases, Dominion may not assign a D rating under a bankruptcy announcement scenario, as allowances for grace periods may exist in the underlying legal documentation. Once assigned, the D rating will continue as long as the missed payment continues to be in arrears, and until such time as the rating is suspended, discontinued, or reinstated by Dominion.

APPENDIX B
--------------------------------------------------------------------------------

GENERAL INFORMATION ABOUT CANADA, MEXICO AND BRAZIL
General Information About Canada
Canada consists of a federation of ten Provinces and three federal territories (which generally fall under federal authority) with a constitutional division of powers between the federal and Provincial governments. The Parliament of Canada has jurisdiction over all areas not assigned exclusively to the Provincial legislatures, and has jurisdiction over such matters as the federal public debt and property, the regulation of trade and commerce, currency and coinage, banks and banking, national defense, the postal services, navigation and shipping and unemployment insurance.

The Canadian economy is based on the free enterprise system, with business organizations ranging from small owner-operated businesses to large multinational corporations. Manufacturing and resource industries are large contributors to the country's economic output, but as in many other highly developed countries, there has been a gradual shift from a largely goods-producing economy to a predominantly service-based one. Agriculture and other primary production play a small but key role in the economy. Canada is also an exporter of energy to the United States in the form of natural gas (of which Canada has substantial reserves) and hydroelectric power, and has significant mineral resources.

Canadian Dollars are fully exchangeable into U.S. Dollars without foreign exchange controls or other legal restriction. Since the major developed-country currencies were permitted to float freely against one another, the range of fluctuation in the Canadian Dollar-U.S. Dollar exchange rate generally has been narrower than the range of fluctuation between the U.S. Dollar and most other major currencies. Since 1991, Canada generally has experienced a weakening of its currency. The Canadian Dollar reached an all-time low of 1.6128 Canadian Dollars per U.S. Dollar on January 18, 2002. On March 16, 20065, the Canadian Dollar-U.S. Dollar exchange rate was 1.1540:1. The range of fluctuation that has occurred in the past is not necessarily indicative of the range of fluctuation that will occur in the future. Future rates of exchange cannot be accurately predicted.

General Information About The United Mexican States
The United Mexican States ("Mexico") is a nation formed by 31 states and a Federal District (Mexico City). The Political Constitution of Mexico, which took effect on May 1, 1917, established Mexico as a Federal Republic and provides for the separation of executive, legislative and judicial branches. The President and the members of the General Congress are elected by popular vote.

In 1994, Mexico faced internal and external conditions that resulted in an economic crisis that continues to affect the Mexican economy adversely. Growing trade and current account deficits, which could no longer be financed by inflows of foreign capital, were factors contributing to the crisis. A weakening economy and unsettling political and social developments caused investors to lose confidence in the Mexican economy. This resulted in a large decline in foreign reserves followed by a sharp and rapid devaluation of the Mexican Peso. The ensuing economic and financial crisis resulted in higher inflation and domestic interest rates, a contraction in real gross domestic product and a liquidity crisis.

In response to the adverse economic conditions that developed at the end of 1994, the Mexican government instituted a new economic program; and the government and the business and labor sectors of the economy entered into a new accord in an effort to stabilize the economy and the financial markets. To help relieve Mexico's liquidity crisis and restore financial stability to Mexico's economy, the Mexican government also obtained financial assistance from the United States, other countries and certain international agencies conditioned upon the implementation and continuation of the economic reform program.

The Mexican economy has stabilized since the economic crisis of 1994, and the high inflation and high interest rates that continued to be a factor after 1994 have subsided as well. After declining for five consecutive quarters beginning with the first quarter of 1995, Mexico's gross domestic product began to grow in the second quarter of 1996. With the exception of 2001, when the gross domestic product contracted by 0.2%, the economy has grown every year since 1996. Mexico's gross domestic product grew by 0.8% in 2002, 1.4% in 2003, 4.4% in 2004 and an estimated 3.0% in 2005. In addition, inflation dropped from a 52% annual rate in 1995 to a 4.0% annual rate in 2005. Mexico's economy is influenced by international economic conditions, particularly those in the United States, and by world prices for oil and other commodities. Reflecting Mexico's strengthened economy, S&P upgraded Mexico's sovereign debt rating on February 7, 2002 to investment grade. Fitch and Moody's took similar actions on January 22, 2002 and March 4, 2000, respectively. The continuing recovery of the economy will require economic and fiscal discipline as well as stable political and social conditions. In addition, there is no assurance that Mexico's economic policy initiatives will be successful or that the new government will continue these initiatives.

Under economic policy initiatives implemented on and after December 1987, the Mexican government introduced a series of schedules allowing for the gradual devaluation of the Mexican Peso against the U.S. Dollar. These gradual devaluations continued until December 1994. On December 22, 1994, the Mexican government announced that it would permit the Peso to float freely against other currencies, resulting in a precipitous decline against the U.S. Dollar. By December 31, 1996, the Peso-Dollar exchange rate had decreased approximately 40% from that on December 22, 1994. After dropping approximately 55% from 1994 through 1996, from 1997 through 1999 the Peso-Dollar exchange rate decreased approximately 20%. There was relatively little change in the Peso-Dollar exchange rate between 1999 and 2001, but beginning in 2002, the Peso-Dollar exchange rate began to decrease. The average Peso-Dollar exchange rate in 2005 was approximately 13% lower than the average Peso-Dollar exchange rate in 2002.

Mexico has in the past imposed strict foreign exchange controls. There is no assurance that future regulatory actions in Mexico would not affect a Portfolio's ability to obtain U.S. Dollars in exchange for Mexican Pesos.

General Information About Brazil
The Federative Republic of Brazil ("Brazil") is a federal republic with 26 states and a federal district. Brazil's 1988 constitution grants broad powers to the federal government, which consists of the executive, legislative and judicial branches. Fifteen political parties are currently represented in Congress. Because of mandatory revenue allocation to states and municipalities provided for in the 1988 constitution, the governors and mayors of Brazil have considerable powers.

Brazil has vast agricultural resources, which are well diversified. Agriculture accounts for 9% of Brazil's gross domestic product and about 40% of Brazil's exports, and employs about 20% of the labor force. Brazil also has one of the most advanced industrial sectors in Latin America, accounting for one-third of Brazil's gross domestic product. Brazil's major industries include automobiles and parts, other machinery and equipment, steel, textiles, shoes, cement, lumber, iron ore, tin and petrochemicals. Brazil also has a diverse and sophisticated services industry, with mail and telecommunications the largest, followed by banking, energy, commerce and computing.

Brazil's economy, which is Latin America's largest, is highly diversified, with wide variations in levels of development. Most large industry is concentrated in the south, with the northeast being the poorest region. In 2002, the economy was under stress due to election uncertainties, a decrease in direct foreign investment and the depreciation of Brazil's currency. Brazil has also experienced a large level of public debt, but has benefited from a $30 billion International Monetary Fund program. In addition, President Luiz Inacio Lula da Silva, who was elected in 2002, has instituted strong fiscal and monetary policies. Brazil recorded real gross domestic product growth of 1.3%, 1.9%, 0.5% and 4.9% in 2001, 2002, 2003 and 2004, respectively. In 2005, Brazil's gross domestic product is estimated to have grown by 3.4%.

In the mid-1990s, Brazil embarked on a series of successful programs to stabilize its economy and to address historically high inflation rates. Among other things, these programs opened up the economy to greater private sector participation, including foreign investors. Market opening and economic stabilization have significantly enhanced Brazil's growth prospects.

Brazil successfully shifted from an essentially fixed exchange rate regime to a floating exchange rate regime in January 1999. Following the float in 1999, Brazil's currency, the Real, fell approximately 50% but subsequently stabilized. The average Brazilian Real/U.S. Dollar exchange rate in 2005 was R2.4493, compared to R2.93 in 2004, R3.08 in 2003 and R2.92 in 2002.

APPENDIX C
--------------------------------------------------------------------------------

HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION
The settlement agreement between the Adviser and the NYAG requires the Fund to include the following supplemental hypothetical investment information that provides additional information calculated and presented in a manner different from expense information found under "Fees and Expenses of the Portfolios" in this Prospectus about the effect of a Portfolio's expenses, including investment advisory fees and other Portfolio costs, on the Portfolio's returns over a 10-year period. The chart shows the estimated expenses that would be charged on a hypothetical investment of $10,000 in Class A or Class B shares of the Portfolio assuming a 5% return each year. Except as otherwise indicated, the chart also assumes that the current annual expense ratio stays the same throughout the 10-year period. The current annual expense ratio for each Portfolio is the same as stated under "Fees and Expenses of the Portfolios." There are additional fees and expenses associated with variable products. These fees can include mortality and expense risk charges, administrative charges, and other charges that can significantly affect expenses. These fees and expenses are not reflected in the following expense information. Your actual expenses may be higher or lower.

       AllianceBernstein U.S. Government/High Grade Securities Portfolio
  ----------------------------------------------------------------------------
                          Hypothetical                            Hypothetical
             Hypothetical Performance   Investment   Hypothetical    Ending
  Year        Investment    Earnings   After Returns   Expenses    Investment
  ----       ------------ ------------ ------------- ------------ ------------
  1           $10,000.00   $  500.00    $10,500.00     $ 74.55     $10,425.45
  2            10,425.45      521.27     10,946.72       77.72      10,869.00
  3            10,869.00      543.45     11,412.45       81.03      11,331.42
  4            11,331.42      566.57     11,897.99       84.48      11,813.52
  5            11,813.52      590.68     12,404.19       88.07      12,316.12
  6            12,316.12      615.81     12,931.93       91.82      12,840.11
  7            12,840.11      642.01     13,482.12       95.72      13,386.40
  8            13,386.40      669.32     14,055.72       99.80      13,955.92
  9            13,955.92      697.80     14,653.72      104.04      14,549.67
  10           14,549.67      727.48     15,277.16      108.47      15,168.69
  ----------------------------------------------------------------------------
  Cumulative               $6,074.38                   $905.69

                     AllianceBernstein High Yield Portfolio
  ----------------------------------------------------------------------------
                          Hypothetical                            Hypothetical
             Hypothetical Performance   Investment   Hypothetical    Ending
  Year        Investment    Earnings   After Returns   Expenses    Investment
  ----       ------------ ------------ ------------- ------------ ------------
  1           $10,000.00   $  500.00    $10,500.00    $  114.45    $10,385.55
  2            10,385.55      519.28     10,904.83       118.86     10,785.96
  3            10,785.96      539.30     11,325.26       123.45     11,201.82
  4            11,201.82      560.09     11,761.91       128.20     11,633.70
  5            11,633.70      581.69     12,215.39       133.15     12,082.24
  6            12,082.24      604.11     12,686.35       138.28     12,548.07
  7            12,548.07      627.40     13,175.48       143.61     13,031.86
  8            13,031.86      651.59     13,683.46       149.15     13,534.31
  9            13,534.31      676.72     14,211.02       154.90     14,056.12
  10           14,056.12      702.81     14,758.93       160.87     14,598.06
  ----------------------------------------------------------------------------
  Cumulative               $5,962.98                  $1,364.93

                  AllianceBernstein Balanced Shares Portfolio
  ----------------------------------------------------------------------------
                          Hypothetical                            Hypothetical
             Hypothetical Performance   Investment   Hypothetical    Ending
  Year        Investment    Earnings   After Returns   Expenses    Investment
  ----       ------------ ------------ ------------- ------------ ------------
  1           $10,000.00   $  500.00    $10,500.00     $ 74.55     $10,425.45
  2            10,425.45      521.27     10,946.72       77.72      10,869.00
  3            10,869.00      543.45     11,412.45       81.03      11,331.42
  4            11,331.42      566.57     11,897.99       84.48      11,813.52
  5            11,813.52      590.68     12,404.19       88.07      12,316.12
  6            12,316.12      615.81     12,931.93       91.82      12,840.11
  7            12,840.11      642.01     13,482.12       95.72      13,386.40
  8            13,386.40      669.32     14,055.72       99.80      13,955.92
  9            13,955.92      697.80     14,653.72      104.04      14,549.67
  10           14,549.67      727.48     15,277.16      108.47      15,168.69
  ----------------------------------------------------------------------------
  Cumulative               $6,074.38                   $905.69

           AllianceBernstein International Research Growth Portfolio
  ----------------------------------------------------------------------------
                          Hypothetical                            Hypothetical
             Hypothetical Performance   Investment   Hypothetical    Ending
  Year        Investment    Earnings   After Returns   Expenses    Investment
  ----       ------------ ------------ ------------- ------------ ------------
  1           $10,000.00   $  500.00    $10,500.00    $  136.50    $10,363.50
  2            10,363.50      518.18     10,881.68       141.46     10,740.21
  3            10,740.21      537.01     11,277.22       146.60     11,130.62
  4            11,130.62      556.53     11,687.15       151.93     11,535.22
  5            11,535.22      576.76     12,111.98       157.46     11,954.52
  6            11,954.52      597.73     12,552.25       163.18     12,389.07
  7            12,389.07      619.45     13,008.52       169.11     12,839.41
  8            12,839.41      641.97     13,481.38       175.26     13,306.13
  9            13,306.13      665.31     13,971.43       181.63     13,789.80
  10           13,789.80      689.49     14,479.29       188.23     14,291.06
  ----------------------------------------------------------------------------
  Cumulative               $5,902.42                  $1,611.36

                    AllianceBernstein Global Bond Portfolio
  ----------------------------------------------------------------------------
                          Hypothetical                            Hypothetical
             Hypothetical Performance   Investment   Hypothetical    Ending
  Year        Investment    Earnings   After Returns   Expenses    Investment
  ----       ------------ ------------ ------------- ------------ ------------
  1           $10,000.00   $  500.00    $10,500.00    $   91.35    $10,408.65
  2            10,408.65      520.43     10,929.08        95.08     10,834.00
  3            10,834.00      541.70     11,375.70        98.97     11,276.73
  4            11,276.73      563.84     11,840.57       103.01     11,737.55
  5            11,737.55      586.88     12,324.43       107.22     12,217.21
  6            12,217.21      610.86     12,828.07       111.60     12,716.47
  7            12,716.47      635.82     13,352.29       116.16     13,236.12
  8            13,236.12      661.81     13,897.93       120.91     13,777.02
  9            13,777.02      688.85     14,465.87       125.85     14,340.02
  10           14,340.02      717.00     15,057.02       131.00     14,926.02
  ----------------------------------------------------------------------------
  Cumulative               $6,027.19                  $1,101.17

             AllianceBernstein Americas Government Income Portfolio
  ----------------------------------------------------------------------------
                          Hypothetical                            Hypothetical
             Hypothetical Performance   Investment   Hypothetical    Ending
  Year        Investment    Earnings   After Returns   Expenses    Investment
  ----       ------------ ------------ ------------- ------------ ------------
  1           $10,000.00   $  500.00    $10,500.00    $  134.40    $10,365.60
  2            10,365.60      518.28     10,883.88       139.31     10,744.57
  3            10,744.57      537.23     11,281.79       144.41     11,137.39
  4            11,137.39      556.87     11,694.26       149.69     11,544.57
  5            11,544.57      577.23     12,121.80       155.16     11,966.64
  6            11,966.64      598.33     12,564.97       160.83     12,404.14
  7            12,404.14      620.21     13,024.35       166.71     12,857.64
  8            12,857.64      642.88     13,500.52       172.81     13,327.71
  9            13,327.71      666.39     13,994.10       179.12     13,814.97
  10           13,814.97      690.75     14,505.72       185.67     14,320.05
  ----------------------------------------------------------------------------
  Cumulative               $5,908.16                  $1,588.11

              AllianceBernstein Global Dollar Government Portfolio
  ----------------------------------------------------------------------------
                          Hypothetical                            Hypothetical
             Hypothetical Performance   Investment   Hypothetical    Ending
  Year        Investment    Earnings   After Returns   Expenses    Investment
  ----       ------------ ------------ ------------- ------------ ------------
  1           $10,000.00   $  500.00    $10,500.00    $  177.45    $10,322.55
  2            10,322.55      516.13     10,838.68       183.17     10,655.50
  3            10,655.50      532.78     11,188.28       189.08     10,999.20
  4            10,999.20      549.96     11,549.16       195.18     11,353.98
  5            11,353.98      567.70     11,921.68       201.48     11,720.20
  6            11,720.20      586.01     12,306.21       207.97     12,098.23
  7            12,098.23      604.91     12,703.15       214.68     12,488.46
  8            12,488.46      624.42     13,112.89       221.61     12,891.28
  9            12,891.28      644.56     13,535.84       228.76     13,307.09
  10           13,307.09      665.35     13,972.44       236.13     13,736.31
  ----------------------------------------------------------------------------
  Cumulative               $5,791.82                  $2,055.52

                   AllianceBernstein Utility Income Portfolio
  ----------------------------------------------------------------------------
                          Hypothetical                            Hypothetical
             Hypothetical Performance   Investment   Hypothetical    Ending
  Year        Investment    Earnings   After Returns   Expenses    Investment
  ----       ------------ ------------ ------------- ------------ ------------
  1           $10,000.00   $  500.00    $10,500.00    $  101.85    $10,398.15
  2            10,398.15      519.91     10,918.06       105.91     10,812.15
  3            10,812.15      540.61     11,352.76       110.12     11,242.64
  4            11,242.64      562.13     11,804.77       114.51     11,690.26
  5            11,690.26      584.51     12,274.78       119.07     12,155.71
  6            12,155.71      607.79     12,763.50       123.81     12,639.69
  7            12,639.69      631.98     13,271.68       128.74     13,142.94
  8            13,142.94      657.15     13,800.09       133.86     13,666.23
  9            13,666.23      683.31     14,349.54       139.19     14,210.35
  10           14,210.35      710.52     14,920.87       144.73     14,776.13
  ----------------------------------------------------------------------------
  Cumulative               $5,997.91                  $1,221.77

                AllianceBernstein International Growth Portfolio
  ----------------------------------------------------------------------------
                          Hypothetical                            Hypothetical
             Hypothetical Performance   Investment   Hypothetical    Ending
  Year        Investment    Earnings   After Returns   Expenses    Investment
  ----       ------------ ------------ ------------- ------------ ------------
  1           $10,000.00   $  500.00    $10,500.00    $  148.05    $10,351.95
  2            10,351.95      517.60     10,869.55       153.26     10,716.29
  3            10,716.29      535.81     11,252.10       158.65     11,093.45
  4            11,093.45      554.67     11,648.12       164.24     11,483.88
  5            11,483.88      574.19     12,058.07       170.02     11,888.06
  6            11,888.06      594.40     12,482.46       176.00     12,306.46
  7            12,306.46      615.32     12,921.78       182.20     12,739.58
  8            12,739.58      636.98     13,376.56       188.61     13,187.95
  9            13,187.95      659.40     13,847.35       195.25     13,652.10
  10           13,652.10      682.61     14,334.71       202.12     14,132.59
  ----------------------------------------------------------------------------
  Cumulative               $5,870.99                  $1,738.40

                  AllianceBernstein Small Cap Growth Portfolio
  ----------------------------------------------------------------------------
                          Hypothetical                            Hypothetical
             Hypothetical Performance   Investment   Hypothetical    Ending
  Year        Investment    Earnings   After Returns   Expenses    Investment
  ----       ------------ ------------ ------------- ------------ ------------
  1           $10,000.00   $  500.00    $10,500.00    $  123.90    $10,376.10
  2            10,376.10      518.81     10,894.91       128.56     10,766.35
  3            10,766.35      538.32     11,304.66       133.40     11,171.27
  4            11,171.27      558.56     11,729.83       138.41     11,591.42
  5            11,591.42      579.57     12,170.99       143.62     12,027.37
  6            12,027.37      601.37     12,628.74       149.02     12,479.72
  7            12,479.72      623.99     13,103.71       154.62     12,949.08
  8            12,949.08      647.45     13,596.54       160.44     13,436.10
  9            13,436.10      671.80     14,107.90       166.47     13,941.43
  10           13,941.43      697.07     14,638.50       172.73     14,465.77
  ----------------------------------------------------------------------------
  Cumulative               $5,936.94                  $1,471.17

               AllianceBernstein Real Estate Investment Portfolio
  ----------------------------------------------------------------------------
                          Hypothetical                            Hypothetical
             Hypothetical Performance   Investment   Hypothetical    Ending
  Year        Investment    Earnings   After Returns   Expenses    Investment
  ----       ------------ ------------ ------------- ------------ ------------
  1           $10,000.00   $  500.00    $10,500.00    $   87.15    $10,412.85
  2            10,412.85      520.64     10,933.49        90.75     10,842.74
  3            10,842.74      542.14     11,384.88        94.49     11,290.39
  4            11,290.39      564.52     11,854.91        98.40     11,756.51
  5            11,756.51      587.83     12,344.34       102.46     12,241.88
  6            12,241.88      612.09     12,853.97       106.69     12,747.28
  7            12,747.28      637.36     13,384.65       111.09     13,273.56
  8            13,273.56      663.68     13,937.23       115.68     13,821.55
  9            13,821.55      691.08     14,512.63       120.45     14,392.18
  10           14,392.18      719.61     15,111.79       125.43     14,986.36
  ----------------------------------------------------------------------------
  Cumulative               $6,038.95                  $1,052.59

                AllianceBernstein International Value Portfolio
  ----------------------------------------------------------------------------
                          Hypothetical                            Hypothetical
             Hypothetical Performance   Investment   Hypothetical    Ending
  Year        Investment    Earnings   After Returns   Expenses    Investment
  ----       ------------ ------------ ------------- ------------ ------------
  1           $10,000.00   $  500.00    $10,500.00    $   90.30    $10,409.70
  2            10,409.70      520.49     10,930.19        95.09     10,835.09
  3            10,835.09      541.75     11,376.85        98.98     11,277.87
  4            11,277.87      563.89     11,841.76       103.02     11,738.74
  5            11,738.74      586.94     12,325.68       107.23     12,218.44
  6            12,218.44      610.92     12,829.36       111.62     12,717.75
  7            12,717.75      635.89     13,353.64       116.18     13,237.46
  8            13,237.46      661.87     13,899.33       120.92     13,778.41
  9            13,778.41      688.92     14,467.33       125.87     14,341.46
  10           14,341.46      717.07     15,058.54       131.01     14,927.53
  ----------------------------------------------------------------------------
  Cumulative               $6,027.75                  $1,100.22

                AllianceBernstein Small/Mid Cap Value Portfolio
  ----------------------------------------------------------------------------
                          Hypothetical                            Hypothetical
             Hypothetical Performance   Investment   Hypothetical    Ending
  Year        Investment    Earnings   After Returns   Expenses    Investment
  ----       ------------ ------------ ------------- ------------ ------------
  1           $10,000.00   $  500.00    $10,500.00    $   91.35    $10,408.65
  2            10,408.65      520.43     10,929.08        95.08     10,834.00
  3            10,834.00      541.70     11,375.70        98.97     11,276.73
  4            11,276.73      563.84     11,840.57       103.01     11,737.55
  5            11,737.55      586.88     12,324.43       107.22     12,217.21
  6            12,217.21      610.86     12,828.07       111.60     12,716.47
  7            12,716.47      635.82     13,352.29       116.16     13,236.12
  8            13,236.12      661.81     13,897.93       120.91     13,777.02
  9            13,777.02      688.85     14,465.87       125.85     14,340.02
  10           14,340.02      717.00     15,057.02       131.00     14,926.02
  ----------------------------------------------------------------------------
  Cumulative               $6,027.19                  $1,101.17

                    AllianceBernstein Money Market Portfolio
  ----------------------------------------------------------------------------
                          Hypothetical                            Hypothetical
             Hypothetical Performance   Investment   Hypothetical    Ending
  Year        Investment    Earnings   After Returns   Expenses    Investment
  ----       ------------ ------------ ------------- ------------ ------------
  1           $10,000.00   $  500.00    $10,500.00    $  124.95    $10,375.05
  2            10,375.05      518.75     10,893.80       129.64     10,764.17
  3            10,764.17      538.21     11,302.37       134.50     11,167.88
  4            11,167.88      558.39     11,726.27       139.54     11,586.73
  5            11,586.73      579.34     12,166.06       144.78     12,021.29
  6            12,021.29      601.06     12,622.35       150.21     12,472.15
  7            12,472.15      623.61     13,095.75       155.84     12,939.91
  8            12,939.91      647.00     13,586.91       161.68     13,425.23
  9            13,425.23      671.26     14,096.49       167.75     13,928.74
  10           13,928.74      696.44     14,625.18       174.04     14,451.14
  ----------------------------------------------------------------------------
  Cumulative               $5,934.06                  $1,482.92

                  AllianceBernstein Large Cap Growth Portfolio
  ----------------------------------------------------------------------------
                          Hypothetical                            Hypothetical
             Hypothetical Performance   Investment   Hypothetical    Ending
  Year        Investment    Earnings   After Returns   Expenses    Investment
  ----       ------------ ------------ ------------- ------------ ------------
  1           $10,000.00   $  500.00    $10,500.00    $  111.30    $10,388.70
  2            10,388.70      519.44     10,908.14       115.63     10,792.51
  3            10,792.51      539.63     11,332.13       120.12     11,212.01
  4            11,212.01      560.60     11,772.61       124.79     11,647.82
  5            11,647.82      582.39     12,230.22       129.64     12,100.58
  6            12,100.58      605.03     12,705.60       134.68     12,570.92
  7            12,570.92      628.55     13,199.47       139.91     13,059.56
  8            13,059.56      652.98     13,712.53       145.35     13,567.18
  9            13,567.18      678.36     14,245.54       151.00     14,094.54
  10           14,094.54      704.73     14,799.26       156.87     14,642.39
  ----------------------------------------------------------------------------
  Cumulative               $5,971.69                  $1,329.30

                 AllianceBernstein Growth and Income Portfolio
  ----------------------------------------------------------------------------
                          Hypothetical                            Hypothetical
             Hypothetical Performance   Investment   Hypothetical    Ending
  Year        Investment    Earnings   After Returns   Expenses    Investment
  ----       ------------ ------------ ------------- ------------ ------------
  1           $10,000.00   $  500.00    $10,500.00    $   89.25    $10,410.75
  2            10,410.75      520.54     10,931.29        92.92     10,838.37
  3            10,838.37      541.92     11,380.29        96.73     11,283.56
  4            11,283.56      564.18     11,847.74       100.71     11,747.03
  5            11,747.03      587.35     12,334.38       104.84     12,229.54
  6            12,229.54      611.48     12,841.02       109.15     12,731.87
  7            12,731.87      636.59     13,368.46       113.63     13,254.83
  8            13,254.83      662.74     13,917.57       118.30     13,799.27
  9            13,799.27      689.96     14,489.23       123.16     14,366.08
  10           14,366.08      718.30     15,084.38       128.22     14,956.16
  ----------------------------------------------------------------------------
  Cumulative               $6,033.06                  $1,076.90

                       AllianceBernstein Growth Portfolio
  ----------------------------------------------------------------------------
                          Hypothetical                            Hypothetical
             Hypothetical Performance   Investment   Hypothetical    Ending
  Year        Investment    Earnings   After Returns   Expenses    Investment
  ----       ------------ ------------ ------------- ------------ ------------
  1           $10,000.00   $  500.00    $10,500.00    $  118.65    $10,381.35
  2            10,381.35      519.07     10,900.42       123.17     10,777.24
  3            10,777.24      538.86     11,316.10       127.87     11,188.23
  4            11,188.23      559.41     11,747.64       132.75     11,614.90
  5            11,614.90      580.74     12,195.64       137.81     12,057.83
  6            12,057.83      602.89     12,660.72       143.07     12,517.66
  7            12,517.66      625.88     13,143.54       148.52     12,995.02
  8            12,995.02      649.75     13,644.77       154.19     13,490.58
  9            13,490.58      674.53     14,165.11       160.07     14,005.04
  10           14,005.04      700.25     14,705.30       166.17     14,539.13
  ----------------------------------------------------------------------------
  Cumulative               $5,951.39                  $1,412.27

                 AllianceBernstein Global Technology Portfolio
  ----------------------------------------------------------------------------
                          Hypothetical                            Hypothetical
             Hypothetical Performance   Investment   Hypothetical    Ending
  Year        Investment    Earnings   After Returns   Expenses    Investment
  ----       ------------ ------------ ------------- ------------ ------------
  1           $10,000.00   $  500.00    $10,500.00    $  122.85    $10,377.15
  2            10,377.15      518.86     10,896.01       127.48     10,768.52
  3            10,768.52      538.43     11,306.95       132.29     11,174.66
  4            11,174.66      558.73     11,733.39       137.28     11,596.11
  5            11,596.11      579.81     12,175.92       142.46     12,033.46
  6            12,033.46      601.67     12,635.13       147.83     12,487.30
  7            12,487.30      624.37     13,111.67       153.41     12,958.26
  8            12,958.26      647.91     13,606.17       159.19     13,446.98
  9            13,446.98      672.35     14,119.33       165.20     13,954.13
  10           13,954.13      697.71     14,651.84       171.43     14,480.41
  ----------------------------------------------------------------------------
  Cumulative               $5,939.83                  $1,459.42

                       AllianceBernstein Value Portfolio
  ----------------------------------------------------------------------------
                          Hypothetical                            Hypothetical
             Hypothetical Performance   Investment   Hypothetical    Ending
  Year        Investment    Earnings   After Returns   Expenses    Investment
  ----       ------------ ------------ ------------- ------------ ------------
  1           $10,000.00   $  500.00    $10,500.00    $  102.90    $10,397.10
  2            10,397.10      519.86     10,916.96       108.08     10,808.88
  3            10,808.88      540.44     11,349.32       112.36     11,236.96
  4            11,236.96      561.85     11,798.81       116.81     11,682.00
  5            11,682.00      584.10     12,266.10       121.43     12,144.67
  6            12,144.67      607.23     12,751.90       126.24     12,625.66
  7            12,625.66      631.28     13,256.94       131.24     13,125.70
  8            13,125.70      656.28     13,781.98       136.44     13,645.54
  9            13,645.54      682.28     14,327.82       141.85     14,185.97
  10           14,185.97      709.30     14,895.27       147.46     14,747.81
  ----------------------------------------------------------------------------
  Cumulative               $5,992.62                  $1,244.82


            AllianceBernstein U.S. Large Cap Blended Style Portfolio
  ----------------------------------------------------------------------------
                          Hypothetical                            Hypothetical
             Hypothetical Performance   Investment   Hypothetical    Ending
  Year        Investment    Earnings   After Returns  Expenses*    Investment
  ----       ------------ ------------ ------------- ------------ ------------
  1           $10,000.00   $  500.00    $10,500.00    $  152.25    $10,347.75
  2            10,347.75      517.39     10,865.14       281.41     10,583.73
  3            10,583.73      529.19     11,112.92       287.82     10,825.09
  4            10,825.09      541.25     11,366.35       294.39     11,071.96
  5            11,071.96      553.60     11,625.56       301.10     11,324.45
  6            11,324.45      566.22     11,890.68       307.97     11,582.71
  7            11,582.71      579.14     12,161.84       314.99     11,846.85
  8            11,846.85      592.34     12,439.20       322.18     12,117.02
  9            12,117.02      605.85     12,722.87       329.52     12,393.35
  10           12,393.35      619.67     13,013.02       337.04     12,675.98
  ----------------------------------------------------------------------------
  Cumulative               $5,604.65                  $2,928.67

* Expenses are net of any fee waiver or expense waiver for the first year. Thereafter, the expense ratio reflects the Portfolio's operating expenses as reflected under "Fees and Expenses of the Portfolios" before waiver.

For more information about the Portfolios, the following documents are available upon request:

..  Annual/Semi-Annual Reports to Contractholders
The Portfolios' annual and semi-annual reports to Contractholders contain additional information on the Portfolios' investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected a Portfolio's performance during its last fiscal year.

..  Statement of Additional Information (SAI)
The Fund has an SAI, which contains more detailed information about the Portfolios, including their operations and investment policies. The Fund's SAI and the independent registered public accounting firm's report and financial statements in each Portfolio's most recent annual report to Contractholders are incorporated by reference into (and are legally part of) this Prospectus.

You may request a free copy of the current annual/semi-annual report or the SAI, or make inquiries concerning the Portfolios, by contacting your broker or other financial intermediary, or by contacting the Adviser:

By Mail:  AllianceBernstein Investor Services, Inc.
          P.O. Box 786003
          San Antonio, TX 78278-6003

By Phone: For Information: (800) 221-5672
          For Literature: (800) 227-4618

Or you may view or obtain these documents from the Commission:

.. Call the Commission at 1-202-551-8090 for information on the operation of the Public Reference Room.

..  Reports and other information about the Fund are available on the EDGAR
   Database on the Commission's Internet site at http://www.sec.gov

.. Copies of the information may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington DC 20549-0102.

You also may find these documents and more information about the Adviser and the Portfolios on the Internet at: www.AllianceBernstein.com.

AllianceBernstein(R) and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.


SEC File No. 811-05398

  Privacy Notice
  (This information is not part of the Prospectus.)

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